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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HEWLETT PACKARD ENTERPRISE COMPANY
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Hewlett Packard Enterprise Company 6280 America Center Drive San Jose, California 95002 www.hpe.com	Patricia F. Russo Chair of the Board

Fellow Stockholders,

This time last year, I shared with you a message of transformation, marking the end of an era and beginning the next chapter for Hewlett Packard Enterprise. Many of you have been with the HPE family every step of the way and some of you have joined us more recently because you are excited about the possibilities before us. As Antonio mentioned, we have indeed made important progress with our transformation over the last year. We have a clear strategy, a more agile structure, a streamlined portfolio, and a strong leadership team. This year, from our enhanced position of strength, we are furthering our investments in our people, our business, and our world.

Over the past year, we have significantly increased the investment in our people and in the culture we are building at our company. From humble beginnings in a Palo Alto garage to the global industry leader we are today, we have always recognized that people are the heart of HPE. As you read in Antonio's message, in 2018, he declared that the HPE culture was one of his top three priorities for the company. Additionally, the Board of Directors is very committed to HPE's talent and culture agenda, and we are very pleased with the increased engagement across the teams.

Additionally, Antonio, his leadership team, and our Board have made important investments in our business. Our company has always been an engine of innovation. That spirit is alive and well today, fueled by recent acquisitions like BlueData and Cape Networks; collaborations with innovative startups like Jungla and leading institutions like COSMOS Research Group; and a $4 billion commitment to the Intelligent Edge business. Our customers are advancing leading-edge research, realizing greater efficiencies, and improving outcomes for their customers because of HPE's best-in-class innovations. That's both inspiring and a big part of why the company will continue to drive both customer and stockholder value.

Finally, one of the most critical ways we invest in our collective future is by strengthening the communities where we live and work. We are proud to have both a legacy and a modern-day commitment to community engagement and support. Last year, we donated to more than 4,300 charities in 41 countries, delivered eHealth solutions to more than 500,000 patients in 18 Indian states, provided more than $14.5 million in loans to entrepreneurs in 85 countries, and launched a global day of service across every geography. We reduced our greenhouse gas emissions by 25% and introduced important sustainability goals and smart city partnerships that earned global awards and recognition.

As we reflect on where the company has been and where we are going, we are excited to invite you to attend the fourth annual meeting of stockholders of HPE on Wednesday, April 3, 2019 at 11:00 a.m., Pacific Time. This year's meeting will again be completely virtual, conducted via live webcast. We are pleased to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules. As a result, we are mailing to many of our stockholders a notice of Internet availability rather than a paper copy of this proxy statement and our 2018 Annual Report. The notice contains instructions on how to access those documents over the Internet as well as how to receive a paper copy of our proxy materials. All stockholders who do not receive a notice will receive a paper copy by mail unless they have previously requested delivery of proxy materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials. Your vote is important to us and we do hope you will vote as soon as possible.

It has been a pleasure for us, your Board of Directors, to provide independent and expert oversight over the transformative strategies being advanced to create value for our customers. Our investments in building a strong culture and business were all made possible by the investment you, our stockholders, made in us. So, on behalf of our people and our business, I thank you for your continued support of Hewlett Packard Enterprise.

On behalf of the Hewlett Packard Enterprise Board of Directors,

Patricia F. Russo Chair of the Board

Hewlett Packard Enterprise Company 6280 America Center Drive San Jose, California 95002 (650) 687-5817

Notice of annual meeting of
stockholders

Time and Date	11:00a.m., Pacific Time, on Wednesday, April 3, 2019
Place	Online at HPE.onlineshareholdermeeting.com

Items of business

1	To elect the 12 directors named in this proxy statement
2	To ratify the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2019

3	To approve, on an advisory basis, the Company's executive compensation
4	To consider and vote upon one stockholder proposal, if properly presented

5	To consider such other business as may properly come before the meeting

Adjournments and postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record date

You are entitled to vote only if you were a Hewlett Packard Enterprise Company stockholder as of the close of business on February 4, 2019.

2019 notice and proxy statement

Virtual meeting admission

Stockholders of record as of February 4, 2019 will be able to participate in the annual meeting by visiting HPE.onlineshareholdermeeting.com. To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The annual meeting will begin promptly at 11:00 a.m., Pacific Time.

Pre-meeting

The online format for the annual meeting also allows us to communicate more effectively with you via www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders; at these sites you can submit questions in advance of the annual meeting, and also access copies of our proxy statement and 2018 Annual Report on Form 10-K.

Voting

Your vote is very important to us.    Regardless of whether you plan to participate in the annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may also submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically during the annual meeting (other than shares held through the Hewlett Packard Enterprise Company 401(k) Plan, which must be voted prior to the meeting). For specific instructions on how to vote your shares, please refer to the section entitled Questions and answers—Voting information beginning on page 91 of the proxy statement.

By order of the Board of Directors, John F. Schultz Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary

This notice of annual meeting and proxy statement and form of proxy are being distributed and made available on or about February 13, 2019.

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 3, 2019.

This proxy statement and Hewlett Packard Enterprise Company's 2018 Annual Report on Form 10-K are available electronically at www.hpe.com/investor/stockholdermeeting2019 and with your 16-digit control number by visiting www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders.

2019 notice and proxy statement

2019 notice and proxy statement

2019 notice and proxy statement — Proxy statement executive summary

Proxy statement executive summary

The following is a summary of proposals to be voted on at the annual meeting. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review the proxy statement as well as our 2018 Annual Report on Form 10-K for the fiscal year ended October 31, 2018. References to "Hewlett Packard Enterprise," "HPE," "the Company," "we," "us" or "our" refer to Hewlett Packard Enterprise Company.

Annual meeting of stockholders

Time and Date	11:00 a.m., Pacific Time, on Wednesday, April 3, 2019
Place	Online at HPE.onlineshareholdermeeting.com
Record Date	February 4, 2019

Proposals to be voted on and board voting recommendations

	Proposal	Recommendation
1
Election of directors
	The Nominating, Governance and Social Responsibility Committee (the "NGSR Committee") has nominated 12 directors for re-election at the annual meeting to hold office until the 2020 annual meeting. Information regarding the skills and qualifications of each nominee can be found on page 28.	Our Board recommends a vote FOR the election to the Board of each of the 12 nominees.

2	Ratification of independent registered public accounting firm
	The Audit Committee has appointed, and is asking stockholders to ratify, Ernst & Young LLP ("EY") as the independent registered public accounting firm for fiscal 2019. Information regarding fees paid to and services rendered by EY can be found on page 43.	Our Board recommends a vote FOR the ratification of the appointment.

3	Advisory vote to approve executive compensation
	Our Board of Directors and HR and Compensation Committee (the "HRC Committee") of the Board are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. Information regarding our programs can be found on pages 44 and 45.	Our Board recommends a vote FOR the approval of the compensation of our named executive officers.

4	Stockholder proposal related to action by written consent of stockholders
	We received a stockholder proposal seeking to have us amend HPE's Bylaws to enable stockholder action by written consent and, if properly presented, the proposal will be voted on at the annual meeting. Information can be found on pages 46 through 49.	Our Board recommends a vote AGAINST a stockholder proposal seeking to have us amend HPE's Bylaws to enable stockholder action by written consent.

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2019 notice and proxy statement — Corporate governance

Corporate governance

Our Board of Directors (the "Board") is committed to excellence in corporate governance. We know that our long-standing tradition of principled, ethical governance benefits you, our stockholders, as well as our customers, employees and communities, and we have developed and continue to maintain a governance profile that aligns with industry-leading standards. We believe that the high standards set by our governance structure have had and will continue to have a direct impact on the strength of our business. The following table presents a brief summary of highlights of our governance profile, followed by more in-depth descriptions of some of the key aspects of our governance structure.

Board conduct and oversight	Independence and participation	Stockholder rights

Development and oversight of execution of Company strategy	10 of 12 director nominees are independent by NYSE standards	Proxy Access Right for eligible stockholders holding 3% or more of outstanding common stock for at least three years to nominate up to 20% of the Board

Rigorous stock ownership guidelines, including a 7x base salary requirement for the CEO	Independent Chair	Special Meeting Right for stockholders of an aggregate of 25% of voting stock

Regular, conscientious risk assessment	Executive sessions of non-management directors generally held at each Board and committee meeting	All directors annually elected; no staggered Board

Standards of Business Conduct, applied to all directors, executive officers and employees	Audit, HRC, and NGSR Committees are each made up entirely of independent directors	Majority voting in uncontested director elections

Annual review of developments in best practices	Governance guidelines express preference for the separation of the Chair and CEO roles	No "poison pill"

Significant time devoted to succession planning and leadership development efforts	Participation in one-on-one meetings with management	No supermajority voting requirements to change organizational documents

Annual evaluations of Board, committees, and individual directors	Expansive direct engagement with stockholders

Frequent participation at customer events

Stockholder outreach and engagement

We maintain a dynamic, robust, and multi-faceted stockholder outreach program designed to provide continuous and meaningful engagement and participation throughout the entire year. Rather than focusing on short-term results, we maintain the goal of fostering strong stockholder relationships leading to mutual understanding of issues and approaches, ultimately giving the company insight into stockholder support as it designs and implements strategies for long-term growth.

The key elements of our stockholder outreach program are (i) the Securities Analyst Meeting, (ii) the Board Outreach Program, and (iii) the Annual Stockholders Meeting. Our comprehensive stockholder engagement program is supplemented by our year-round investor relations outreach program that includes post-earnings communications, roadshows, bus tours, one-on-one conferences, group meetings, technology webcasts, and general availability to respond to investor inquiries. The multi-faceted nature of this program allows us to maintain meaningful engagement with a broad audience including large institutional investors, smaller to mid-size institutions, pension funds, advisory firms, and individual investors.

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2019 notice and proxy statement — Corporate governance

We recognize that stockholders are the owners of the company and remain committed to stockholder outreach programs that are truly a dialogue. We use every element of the outreach program to provide stockholders with honest, candid information on relevant issues, sharing the rationale for our corporate strategy and the impact of the Board's oversight in key areas of the company, gathering stockholder views and feedback on each area, as well as on the outreach program itself.

Securities analyst meeting

We launch our stockholder outreach program in the fall with our annual Securities Analyst Meeting ("SAM"). At SAM, our leadership team provides an update on strategy and the financial outlook, including detailed information for each business unit, for the upcoming fiscal year. Although the event itself is geared toward the analyst community, a primary purpose of SAM is to give stockholders direct insight into our business, strategy, and outlook, providing those who plan to participate in the off-season engagement an informed basis on which to formulate their views and questions. Accordingly, the entire event is publicly broadcast live, with the recorded videos and transcripts also available on our investor relations website following the event.

Board outreach program

On the heels of SAM comes a cornerstone of our stockholder outreach—our innovative board outreach program. The program consists of focused, one-on-one meetings between stockholders and our directors over a three-month period that are designed to give institutional stockholders an opportunity to better understand the companies in which they invest. These meetings enable our stockholders to better fulfil their fiduciary duties toward their investors and voice any concerns they have about HPE to our directors. This season, we extended our extensive board outreach efforts to holders of nearly 57% of our stock, with holders of more than 45% of our stock electing to participate.

We maintain clear structural goals for these meetings:

•
Provide direct stockholder access to the Board.
We believe it is important for stockholders to hear directly from our Board, just as it is important for directors to hear stockholder's concerns and perspectives unfiltered. Directors participating in this outreach program include the Board Chair, committee chairs, as well as other directors with whom stockholders may have a particular interest in meeting. A limited number of members of management are also present, for the primary purpose of facilitating the meetings as well as being available to answer more technical questions that may arise.

•
Achieve meaningful benefits.
In order to maximize the benefit of the engagement to both the investor and the Company, we take the time to conduct extensive research to understand each institutional stockholder's voting policies and patterns, salient issues and other areas of concern, and goals of engagement. Similarly, we understand institutional governance teams work under time and resource constraints, and by inviting participants well in advance of the meeting, and providing detailed updates of the company's strategy and outlook during SAM and other investor and analyst events, we ensure stockholder participants will have opportunity and information to prepare and engage in meaningful dialogue.

•
Comprehensive discussion.
We strive to ensure the stockholder meetings cover a comprehensive range of key topics including short- and long-term strategy, capital allocation targets, governance and board oversight, mergers and acquisitions activity, succession planning, environmental and social concerns, and human resources management. Maintaining a disciplined approach to the discussions, and allowing adequate meeting times, ensures matters important to stockholders are not neglected in favor of addressing only current salient issues.

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2019 notice and proxy statement — Corporate governance

Virtual stockholder meeting

Our year-long stockholder outreach program culminates in our annual stockholder meeting, which is conducted virtually through a live webcast and online stockholder tools. We have implemented the virtual annual meeting format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. We believe this is the right choice for a company with a global footprint; not only bringing cost savings to the company and stockholders, but also increasing the ability to engage with all stockholders, regardless of size, resources, or physical location. We remain very sensitive to concerns regarding virtual meetings generally from investor advisory groups and other stockholder rights advocates, who have voiced concerns that virtual meetings may diminish stockholder voice or reduce accountability. Accordingly, we have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the online format allows stockholders to communicate with us in advance of, and during, the meeting so they can ask any questions of our Board or management. We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit profanity or other inappropriate language for publication. During the live Q&A session of the meeting, we answer questions as they come in and address those asked in advance, as time permits. We have committed to publishing and answering each question received, following the meeting. Although the live webcast is available only to stockholders at the time of the meeting, a replay of the meeting is made publicly available on the company's investor relations site. In addition to strong participation from individual stockholders, we have continued to receive positive support from institutional stockholders who have indicated that the virtual format is beneficial and appropriate in the context of our broader direct outreach program.

We have carefully designed our outreach program to provide continuous and meaningful stockholder engagement and participation. Our committed Board of Directors and management team value these interactions and invest significant time and resources to ensure that they have an open line of communication with stockholders. Stockholders and other stakeholders may directly communicate with our Board by contacting: Secretary to the Board of Directors, 6280 America Center Drive, San Jose, California 95002; e-mail: bod-hpe@hpe.com.

For more information about the virtual stockholder meeting, see "Questions and answers—Annual meeting information" on page 95.

Environmental and social governance through living progress

Living Progress is our plan to apply the innovation engine of HPE to create sustainable IT solutions. This commitment to environmental and social governance ("ESG") is integrated into our business strategy, increasing the competitiveness and resilience of our business.

Our customers consider HPE's sustainable and efficient IT solutions to be a strategic differentiator, helping to meet both their financial and sustainability goals. Through innovative product designs and solutions, HPE enables our customers to maximize the efficiency of IT infrastructure, achieving more work for less cost and lower environmental impact.

Building the operational and reputational resilience of our value chain is also key to meeting and exceeding the expectations of our stakeholders. HPE's proactive approach to managing ESG factors mitigates risks to our company, such as fluctuating commodity prices or tightening regulations, while creating new financial opportunities.

HPE Living Progress is overseen by the NGSR Committee which reviews, assesses, reports and provides guidance to management and the Board regarding HPE's policies and programs relating to ESG. Living Progress engages at least annually with the Board and Executive Committee as a matter of best practice to drive ESG strategies for continued business success. Our leadership has earned HPE recognition on global rankings including the Dow Jones Sustainability Index, EcoVadis Gold, and CDP Climate A List. This

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2019 notice and proxy statement — Corporate governance

leadership fosters employee pride both in our company and in the important role HPE products and solutions play in solving the world's biggest social and environmental challenges.

More information regarding our award-winning Living Progress plan and our recent annual reports are available at https://www.hpe.com/us/en/living-progress.html.

Hewlett Packard Enterprise board of directors

Board composition

Our Board was thoughtfully structured after a global search targeting world-class directors with the diversity of skills, experience, ethnicity, and gender resulting in exceptional leadership for HPE.

The selection criteria for our directors included:

  •
  high professional and personal ethics and values consistent with our longstanding values and standards;

  •
  broad policy-making experience in business, government, education, technology or public service;

  •
  sufficient time to devote to the Board and our company;

  •
  diversity of background and experience, including: senior leadership and operating experience in a publicly-listed company; board experience in a publicly-listed company; financial, industrial/technical, brand marketing or international expertise; and

  •
  experience as an investor with a commitment to enhancing stockholder value and representation of the interests across our stockholder base.

The following page includes a skills and qualifications matrix highlighting many of the key experiences and competencies our directors bring to the company.

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2019 notice and proxy statement — Corporate governance

Hewlett Packard Enterprise Company board of directors
skills and qualifications

	Daniel Ammann	Michael J. Angelakis	Pamela L. Carter	Jean M. Hobby	Raymond J. Lane	Ann M. Livermore	Antonio F. Neri	Raymond E. Ozzie	Gary M. Reiner	Patricia F. Russo	Lip-Bu Tan	Margaret C. Whitman	Mary Agnes Wilderotter

Risk and Compliance	•	•	•	•		•	•			•		•	•

Financial and Audit	•	•	•	•			•			•		•	•

Business Development and Strategy	•	•	•	•	•	•	•	•	•	•	•	•	•

Investment	•	•		•	•		•		•		•	•

Executive Level Leadership	•	•	•	•	•	•	•	•	•	•	•	•	•

Business Ethics	•	•	•	•	•	•	•	•	•	•	•	•	•

Extensive Industry Leadership	•	•	•	•	•	•	•	•	•	•	•	•	•

Legal, Regulatory and Public Policy			•	•	•							•	•

Corporate Governance		•	•	•	•	•	•		•	•	•	•	•

International	•	•	•	•	•		•			•	•	•

Cyber Security							•	•	•	•	•	•	•

Environmental and Sustainability					•								•

Human Resources Management		•	•			•				•		•	•

Risk and Compliance: Experience identifying, mitigating, and managing risk in enterprise operations helps our directors effectively oversee our Enterprise Risk Management program, which is vital to customer and stockholder protection.

Financial and Audit: Experience in accounting and audit functions and the ability to analyze financial statements and oversee budgets are key to supporting the Board's oversight of our financial reporting and functions.

Business Development and Strategy: Experience in setting and executing corporate strategy is critical to the successful planning and execution of our long-term vision.

Investment: Experience in venture and investment capital underlies our capital allocation decisions and ensures that the investors' view of our business is incorporated in board discussions.

Executive Level Leadership: Experience in executive positions within enterprise businesses is key to the effective oversight of management.

Business Ethics: Experience in and continued dedication to the highest levels of ethics and integrity within the enterprise context underpins the holistic commitment of HPE to operate with integrity.

Extensive Industry Leadership: Experience at the executive level in the technology sector enhances our Board's ability to oversee management in a constantly changing industry.

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2019 notice and proxy statement — Corporate governance

Legal, Regulatory and Public Policy: Experience in setting and analyzing public policy supports board oversight of our business in heavily regulated sectors.

Corporate Governance: Experience on other public company boards provides insight into developing practices consistent with our commitment to excellence in corporate governance.

International: Experience operating in a global context by managing international enterprises, residence abroad, and studying other cultures enables oversight of how HPE navigates a global marketplace.

Cyber Security: Experience in understanding the cyber security threat landscape is increasingly important in our own business and that of our customers.

Environmental and Sustainability: Experience in environmental and sustainability topics strengthens the Board's oversight and assures that strategic business imperatives and long-term value creation for stockholders are achieved within a responsible, sustainable business model.

Human Resources Management: Experience in human resources management in large organizations assists our Board in overseeing succession planning, effective talent development and our executive compensation program.

Director candidate selection and evaluation

Stockholder recommendations

The policy of the NGSR Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described below under "Identifying and evaluating candidates for directors." In evaluating such recommendations, the NGSR Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth on page 28 under "Proposals to be voted on—Proposal No.1 Election of Directors—Director nominee experience and qualifications." Any stockholder recommendations submitted for consideration by the NGSR Committee should include verification of the stockholder status of the person submitting the recommendation and the recommended candidate's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Hewlett Packard Enterprise Company
6280 America Center Drive
San Jose, California 95002
Email: bod-hpe@hpe.com

Stockholder nominations

In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting and, under certain circumstances, to include their nominees in the Hewlett Packard Enterprise proxy statement. For a description of the process for nominating directors in accordance with our Bylaws, see "Questions and answers—Stockholder proposals, director nominations and related Bylaws provisions—How may I recommend individuals to serve as directors and what is the deadline for a director recommendation?" on page 97.

Identifying and evaluating candidates for directors

The NGSR Committee, in consultation with the Chair, assesses the appropriate size of the Board, as well as the alignment of director skills with company strategy, and whether any vacancies on the Board are expected due to retirement or otherwise, or whether the Board would benefit from the addition of a director with a specific skillset. The NGSR Committee also considers board refreshment in its annual evaluation of the Board.

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2019 notice and proxy statement — Corporate governance

We balance our respect for historical knowledge of our company with our regard for fresh perspectives by considering director tenure on a case-by-case basis, rather than imposing arbitrary term limits.

The NGSR Committee uses a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the NGSR Committee through current Board members, professional search firms, stockholders or other persons. Identified candidates are evaluated at regular or special meetings of the NGSR Committee and may be considered at any point during the year. As described above, the NGSR Committee considers properly submitted stockholder recommendations of candidates for the Board to be included in our proxy statement. Following verification of the stockholder status of individuals proposing candidates, recommendations are considered collectively by the NGSR Committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the NGSR Committee. The NGSR Committee also reviews materials provided by professional search firms and other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the NGSR Committee seeks to achieve a balance of knowledge, experience and capability on the Board that will enable the Board to effectively oversee the business. The NGSR Committee evaluates nominees recommended by stockholders using the same criteria as it uses to evaluate all other candidates.

We engage a professional search firm on an ongoing basis to identify and assist the NGSR Committee in identifying, evaluating and conducting due diligence on potential director nominees. In each instance, the NGSR Committee considers the totality of the circumstances of each individual candidate.

Board and committee meetings and attendance

Our Board has regularly scheduled meetings and an annual meeting of stockholders each year, in addition to special meetings scheduled as appropriate. During fiscal 2018, our Board held nine meetings. In addition, our five committees held a total of 36 meetings, with the Audit Committee meeting 11 times, the HRC Committee meeting seven times, and the NGSR Committee meeting five times. Each of the five regularly scheduled Board meetings held during fiscal 2018 included an executive session, consisting of only non-management directors. The Board expects that its members will rigorously prepare for, attend and participate in all Board and applicable Committee meetings and each annual meeting of stockholders. In addition to participation at Board and committee meetings, our directors discharged their responsibilities throughout the year through frequent one-on-one meetings and other communications with our Chair, our CEO and other members of senior management regarding matters of interest.

Each of our incumbent directors who was a director during fiscal 2018 attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served.

Directors are also encouraged to attend our annual meeting of stockholders. Last year, each of our directors was in attendance.

Board leadership structure

The Board is currently led by an independent director, Patricia F. Russo, Chair of the Board. Our Bylaws and Corporate Governance Guidelines permit the roles of Chair of the Board and Chief Executive Officer to be filled by the same or different individuals, although the Corporate Governance Guidelines express a preference for the separation of the two roles. This flexibility allows the Board to determine whether the two roles should be combined or separated based upon our needs and the Board's assessment of its leadership from time to time. The Board believes that our stockholders are best served at this time by having an independent director serve as Chair of the Board. Our Board believes this leadership structure effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It gives primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while the Chair facilitates our Board's independent oversight of management, promotes communication between senior management and our

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2019 notice and proxy statement — Corporate governance

Board about issues such as management development and succession planning, executive compensation, and company performance, engages with stockholders, and leads our Board's consideration of key governance matters.

The Chair

•

presides at all meetings of the Board, including executive sessions of the independent directors,

•

oversees the planning of the annual Board calendar, schedules and sets the agenda for meetings of the Board in consultation with the other directors, and leads the discussion at such meetings,

•

chairs the annual meeting of stockholders,

•

is available in appropriate circumstances to speak on behalf of the Board, and

•

performs such other functions and responsibilities as set forth in our Corporate Governance Guidelines or as requested by the Board from time to time.

Board structure and committee composition

As of the date of this proxy statement, the Board has 13 directors and the following five standing committees: (1) Audit Committee; (2) Finance and Investment Committee; (3) HR and Compensation Committee; (4) Nominating, Governance and Social Responsibility Committee; and (5) Technology Committee. The current committee membership and the function of each of these standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our Governance website at investors.hpe.com/governance#committee-charters. Each committee reviews and reassesses the adequacy of their charter annually, conducts annual evaluations of their performance with respect to their duties and responsibilities as laid out in the charter, and reports regularly to the Board with respect to the committees' activities. Additionally, the Board and each of the committees has the authority to retain, terminate and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.

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2019 notice and proxy statement — Corporate governance

The composition of each standing committee is as follows:

Independent Directors	Audit	FIC	HRC	NGSRC	Tech
Daniel Ammann

Michael J. Angelakis

Pamela L. Carter

Jean M. Hobby

Raymond J. Lane

Raymond E. Ozzie

Gary M. Reiner

Patricia F. Russo

Lip-Bu Tan

Mary Agnes Wilderotter
Other Directors
Ann M. Livermore

Antonio F. Neri

Margaret C. Whitman

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2019 notice and proxy statement — Corporate governance

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2019 notice and proxy statement — Corporate governance

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2019 notice and proxy statement — Corporate governance

Board risk oversight

Given today's ever-changing economic, social, and political landscape, structured, conscientious risk management is more important than ever for every public company. Our Board, with the assistance of its committees as discussed below, reviews and oversees our Enterprise Risk Management ("ERM") program, which is an enterprise-wide program designed to enable effective and efficient identification of, and management visibility into, critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk, promote visibility and constructive dialogue around risk at the senior management and Board levels and facilitate appropriate risk response strategies.

Under the ERM program, management develops a holistic portfolio of our enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments and incorporating information regarding specific categories of risk gathered from various internal Hewlett Packard Enterprise organizations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides reports on the risk portfolio and risk response efforts to senior management and to the Audit Committee.

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2019 notice and proxy statement — Corporate governance

The Board oversees management's implementation of the ERM program, including reviewing our enterprise risk portfolio and evaluating management's approach to addressing identified risks. Various Board committees also have responsibilities for oversight of risk management that supplement the ERM program. For example, the HRC Committee considers the risks associated with our compensation policies and practices as discussed below, the Audit Committee is responsible for overseeing financial risks and those related to information and cyber security, and the NGSR Committee oversees risks associated with our governance structure and processes. This structure allows specialized attention to and oversight over key risk areas by aligning our carefully crafted committees with risk oversight in their individual areas of expertise. The Board is kept informed of its committees' risk oversight and related activities primarily through reports of the committee chairs to the full Board. In addition, the Audit Committee escalates issues relating to risk oversight to the full Board as appropriate to keep the Board appropriately informed of developments that could affect our risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters.

Compensation risk assessment

During fiscal 2018, we undertook an annual review of our material compensation processes, policies and programs for all employees and determined that our compensation programs and practices are not reasonably likely to have a material adverse effect on Hewlett Packard Enterprise. In conducting this assessment, we reviewed our compensation risk infrastructure, including our material plans, our risk control systems and governance structure, the design and oversight of our compensation programs and the developments, improvements and other changes made to those programs, and we presented a summary of the findings to the HRC Committee. Overall, we believe that our programs contain an appropriate balance of fixed and variable features and short- and long-term incentives, as well as complementary metrics and reasonable, performance-based goals with linear payout curves under most plans. We believe that these factors, combined with effective Board and management oversight, operate to mitigate risk and reduce the likelihood of employees engaging in excessive risk-taking behavior with respect to the compensation-related aspects of their jobs.

Succession planning

Among the HRC Committee's responsibilities described in its charter is to oversee succession planning and leadership development. On an ongoing basis, the Board reviews succession plans for the CEO and other senior executive positions. These reviews occur with input from the CEO and EVP, Chief People Officer and the Board also reviews succession plans in executive sessions, with no members of management present. Succession reviews for key executive roles consist of an assessment of internal candidates as well as the review of external talent as identified by executive search partners employed by the Board.

Director evaluations

Our Board maintains a regular and robust evaluation process designed to continually assess its effectiveness. The Board annually conducts a formal evaluation of the Board, each committee, and individual directors. The process involves the NGSR Committee, working with the Board Chair, designing each year's evaluation process, selecting from a variety of elements, which may include external evaluators, individual interviews, written questionnaires, and/or group discussions, taking into account the current dynamics of the Board and of the Company as well as the format of previous annual evaluations. This year, evaluations were completed through a group discussion conducted by the Board Chair, and were intended to gauge effectiveness in board composition and conduct, meeting structure, materials, committee composition and effectiveness; strategic and succession planning; culture and exercise of oversight as well as continued education and access to management.

Limits on director service on other public company boards

We have a highly effective and engaged Board, and we believe that our directors' outside directorships enable them to contribute valuable knowledge and experience to the HPE Board. Nonetheless, the Board is sensitive

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2019 notice and proxy statement — Corporate governance

to the external obligations of its directors and the potential for overboarding to compromise the ability of these directors to effectively serve on the Board. HPE's Corporate Governance Guidelines limit each director's service on other boards of public companies to a number that permits them, given their individual circumstances, to perform responsibly all director duties and, in all events, this service may not exceed four other public company boards. Further, the ability of each director to devote sufficient time and attention to director duties is expressly considered as part of the annual board self-evaluation process, which aims to evaluate the effectiveness and engagement of HPE's directors, including in the context of their external commitments.

While the Board considers its directors' outside directorships during this evaluation process, the Board recognizes that this is one of many outside obligations which could potentially impair a director's capacity to dedicate sufficient time and focus to their service on the HPE Board. As such, the Board evaluates many factors when assessing the effectiveness and active involvement of each director. Such other factors include:

    ✓
    The director's attendance at Board and committee meetings.
    ✓
    The director's participation and level of engagement during these meetings.
    ✓
    The role played by the director on the Board of HPE, as well as on his or her outside boards, including committee membership and chairmanship.
    ✓
    The experience and expertise of the director, including both relevant industry experience and service on other (related) public company boards, which enables the director to serve on multiple boards effectively.

We schedule our Board and committee meetings up to two years in advance, to ensure director availability and maximum participation. Directors serve for one-year terms; accordingly, there is an opportunity to evaluate annually each director's ability to serve.

Director independence

Our Corporate Governance Guidelines provide that a substantial majority of the Board will consist of independent directors and that the Board can include no more than three directors who are not independent directors. These standards are available on our website at http://investors.hpe.com/governance/guidelines. Our director independence standards generally reflect the NYSE corporate governance listing standards. In addition, each member of the Audit Committee and the HRC Committee meets the heightened independence standards required for such committee members under the applicable listing standards.

Under our Corporate Governance Guidelines, a director will not be considered independent in the following circumstances:

  (1)
  The director is, or has been within the last three years, an employee of Hewlett Packard Enterprise, or an immediate family member of the director is, or has been within the last three years, an executive officer of Hewlett Packard Enterprise.

  (2)
  The director has been employed as an executive officer of Hewlett Packard Enterprise, its subsidiaries or affiliates within the last five years.

  (3)
  The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Hewlett Packard Enterprise, other than compensation for Board service, compensation received by a director's immediate family member for service as a non-executive employee of Hewlett Packard Enterprise, or pension or other forms of deferred compensation for prior service with Hewlett Packard Enterprise that is not contingent on continued service.

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  (4)
  (A) The director or an immediate family member is a current partner of the firm that is our internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time.

  (5)
  The director or an immediate family member is, or has been in the past three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or has served on that company's compensation committee.

  (6)
  The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Hewlett Packard Enterprise for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

  (7)
  The director is affiliated with a charitable organization that receives significant contributions from Hewlett Packard Enterprise.

  (8)
  The director has a personal services contract with Hewlett Packard Enterprise or an executive officer of Hewlett Packard Enterprise.

For these purposes, an "immediate family member" includes a director's spouse, parents, step-parents, children, step-children, siblings, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, and any person (other than tenants or employees) who shares the director's home.

In determining independence, the Board reviews whether directors have any material relationship with Hewlett Packard Enterprise. An independent director must not have any material relationship with Hewlett Packard Enterprise, either directly or as a partner, stockholder or officer of an organization that has a relationship with Hewlett Packard Enterprise, nor any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the materiality of a director's relationship to Hewlett Packard Enterprise, the Board considers all relevant facts and circumstances, including consideration of the issues from the director's standpoint and from the perspective of the persons or organizations with which the director has an affiliation, and is guided by the standards set forth above.

In making its independence determinations, the Board considered transactions occurring since the beginning of fiscal 2016 between Hewlett Packard Enterprise and entities associated with the independent directors or their immediate family members. The Board's independence determinations included consideration of the following transactions:

  •
  Mr. Ammann is the Chief Executive Officer of GM Cruise LLC, a subsidiary of General Motors Company. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with General Motors Company. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to General Motors Company, and the amount received in each fiscal year by Hewlett Packard Enterprise from General Motors Company, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of General Motors Company's consolidated gross revenues.

  •
  Mr. Angelakis is a senior advisor to the executive management committee of Comcast Corporation and until July 2015 served as Vice Chairman and Chief Financial Officer of Comcast Corporation. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Comcast Corporation. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to Comcast Corporation, and the amount received in each fiscal year by Hewlett Packard Enterprise from Comcast Corporation, did not, in

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    any of the previous three fiscal years, exceed the greater of $1 million or 2% of Comcast Corporation's consolidated gross revenues. Mr. Angelakis is also the Chairman and Chief Executive Officer of Atairos Group, Inc. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Atairos Group, Inc. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to Atairos Group, Inc., and the amount received in each fiscal year by Hewlett Packard Enterprise from Atairos Group, Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Atairos Group, Inc.'s consolidated gross revenues.

  •
  Mr. Tan is the President and Chief Executive Officer of Cadence Design Systems, Inc. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Cadence Design Systems, Inc. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to Cadence Design Systems, Inc., and the amount received in each fiscal year by Hewlett Packard Enterprise from Cadence Design Systems, Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Cadence Design Systems, Inc.'s consolidated gross revenues.

  •
  Each of Mr. Ammann, Mr. Angelakis, Mr. Brun, Mr. Lane, Ms. Livermore, Mr. Reiner, Ms. Russo, Mr. Tan, Ms. Whitman and Mrs. Wilderotter, or one of their immediate family members, is a non-employee director, trustee or advisory board member of another company that did business with Hewlett Packard Enterprise at some time during the past three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business.

As a result of this review, the Board has determined the transactions and relationships described above would not interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. The Board has also determined that, with the exception of Ms. Livermore and Ms. Whitman, each non-employee director during fiscal 2018, including Mr. Ammann, Mr. Angelakis, Ms. Carter, Mr. Lane, Mr. Ozzie, Mr. Reiner, Ms. Russo, Mr. Tan, Mrs. Wilderotter and each of the members of the Audit Committee, the HRC Committee and the NGSR Committee, had, and, with respect to current directors, has, no material relationship with Hewlett Packard Enterprise (either directly or as a partner, stockholder or officer of an organization that has a relationship with Hewlett Packard Enterprise) and is independent within the meaning of both our and the NYSE director independence standards. The Board has determined that (i) Ms. Livermore is not independent under either standard because she was an employee of Hewlett Packard Enterprise through October 31, 2016 and was an executive officer of our former parent within the last five fiscal years, (ii) Mr. Neri is not independent under either standard because of his status as our current President and CEO, and (iii) Ms. Whitman is not independent because she was an executive officer of Hewlett Packard Enterprise through February 1, 2018.

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Director compensation and stock ownership guidelines

Non-employee director compensation is determined by the independent members of our Board, acting on the recommendation of the HRC Committee. On an annual basis when determining compensation, the HRC Committee considers market data for our peer group, which is the same peer group used for HPE's executive compensation benchmarking (see "Fiscal 2018 Peer Companies" in the Compensation Discussion and Analysis section), and input from Frederic W. Cook & Co., Inc. ("FW Cook"), the third party compensation consultant retained by the HRC Committee, regarding market practices for director compensation. Directors who are employees of the Company or its affiliates do not receive separate compensation for their board activities.

The HRC Committee intends to set director compensation levels at or near the market median relative to directors at companies of comparable size, industry, and scope of operations in order to ensure directors are paid competitively for their time commitment and responsibilities. Providing a competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. As noted above, during fiscal 2018, FW Cook conducted a review of director compensation levels relative to our peer group. Results of their review indicated HPE's current director compensation program is positioned near the median relative to our peer group, and therefore no changes were made compared to the prior year. The HRC Committee intends to continue to conduct director compensation reviews annually.

During fiscal 2018, non-employee directors were compensated for their service as shown in the chart below:

PAY COMPONENT	DIRECTOR COMPENSATION	ADDITIONAL INFORMATION(1)

Annual Cash Retainer	• $100,000(2)	• May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Annual Equity Retainer	• $215,000 granted in restricted stock units(5)	• May defer up to 100%(4)

Meeting Fees	• $2,000 for each board meeting in excess of ten • $2,000 for each committee meeting in excess of ten (per committee)	• Paid in cash • May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Chairman of the Board Fee	• $200,000	• May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Committee Chair Fees	• Lead independent director: $35,000 • Audit committee: $25,000 • HRC committee: $20,000 • All others: $15,000	• May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Stock Ownership Guidelines	• 5x annual cash retainer (i.e., $500,000)

•

Shares held by the director, directly or indirectly, and deferred vested Restricted Stock Units ("RSUs") are included in the stock ownership calculation

•

Should be met within five years of election to the Board

(1)
For purposes of determining director compensation, we use a compensation year that generally commences with the month in which the Annual Stockholders' Meeting is held, and ends one day prior to the following year's Annual Stockholder Meeting date. However, this does not coincide with our November through October fiscal year. Therefore, the pay components for the director compensation program for fiscal 2018 reflect program guidelines during both the 2017 and 2018 board years. The 2017 board year began in March 2017 and ended March 2018. The 2018 board year began in April 2018 and will continue until March 2019.
(2)
Annual cash retainer is paid in quarterly installments.
(3)
Annual cash retainer and chairman or committee chair fees received in shares of HPE stock in lieu of cash are delivered quarterly in four equal grants. Meeting fees received in shares of HPE stock are delivered at the end of the board year.
(4)
Deferral elections are made in December, and effective for the following calendar year. For calendar year 2018, directors were permitted to elect to defer all or a portion of any compensation received in the form of RSUs or shares of HPE stock.
(5)
RSUs generally vest on the earlier of the date of the Annual Stockholder Meeting in the following year, or after one year from the date of grant. Directors receive dividend equivalent units with respect to RSUs.

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Non-employee directors are reimbursed for their expenses in connection with attending board meetings (including expenses related to spouses when spouses are invited to attend board events), and non-employee directors may use company aircraft for travel to and from board meetings and other company events, provided that the aircraft are not otherwise needed for direct business related activities.

Fiscal 2018 director compensation

The following table provides information regarding compensation for directors who served during fiscal 2018:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3)(4) ($)	All Other Compensation ($)	Total ($)
Patricia F. Russo	150,000	370,984	—	520,984

Daniel Ammann	102,000	215,005	—	317,005

Marc L. Andreessen	—	45,659	—	45,659

Michael J. Angelakis	119,000	215,005	—	334,005

Leslie A. Brun	66,109	219,004	—	285,113

Pamela L. Carter	110,037	215,005	—	325,042

Raymond J. Lane	—	314,981	—	314,981

Ann M. Livermore	104,000	215,005	—	319,005

Antonio F. Neri(5)	—	—		—

Raymond E. Ozzie	119,000	215,005	—	334,005

Gary M. Reiner	—	333,979	—	333,979

Lip-Bu Tan	—	320,979	—	320,979

Margaret C. Whitman(6)	58,333	249,420	—	307,753

Mary Agnes Wilderotter	129,000	215,005	—	344,005

(1)
Cash amounts included in the table above represent the cash portion of the annual retainers, committee chair fees, lead independent director fees, if applicable, chairman of the board fees, and additional meeting fees earned with respect to service during fiscal 2018. See "Additional Information about Fees Earned or Paid in Cash in Fiscal 2018" below. Any amounts elected to be received as HPE stock in lieu of cash are reflected in the Stock Awards column.
(2)
The amounts in this column reflect the grant date fair value of the annual equity retainer in the amount of $215,005, granted in the form of RSUs in fiscal 2018, as well as the following compensation voluntarily elected to be received in shares of HPE stock in lieu of all or a portion of the annual cash retainer, and chair and additional meeting fees (where applicable) during fiscal 2018: Ms. Russo received $155,979, Mr. Andreessen received $45,659, Mr. Brun received $3,999, Mr. Lane received $99,976, Mr. Reiner received $118,974, and Mr. Tan received $105,974 in shares of HPE stock. The number of shares of HPE stock granted in lieu of cash is determined using the closing stock price on the last day of the board quarter (rounded down to the nearest share). All or a portion of the stock awards may have been deferred based on the director's compensation election.
(3)
Represents the grant date fair value of the annual equity retainer granted in fiscal 2018, calculated in accordance with applicable accounting standards relating to share based payment awards. For awards of RSUs, that amount is calculated by multiplying the closing price of HPE's stock on the date of grant by the number of units awarded.
(4)
Mr. Andreessen's stock awards reflect the remaining compensation he received during fiscal 2018 for board year 2017. He did not receive an equity retainer grant for board year 2018, as he did not seek reelection. Mr. Brun's full unvested equity retainer was forfeited upon resignation from the Board effective May 22, 2018. As described in note 6 below, Ms. Whitman's stock awards reflect compensation she received during fiscal 2018 for the prorated portion of board year 2017, as well as her equity retainer for board year 2018.
(5)
Mr. Neri served as CEO of HPE as of February 1, 2018. Accordingly, he did not receive any compensation for his board service. See the "Executive Compensation" section for details regarding Mr. Neri's fiscal 2018 compensation.
(6)
Ms. Whitman served as CEO of HPE through her retirement on February 1, 2018. Accordingly, the amounts reflected represent compensation she received upon becoming a non-employee board member effective February 2, 2018. She did not receive any compensation for her board service, prior to February 2, 2018. See the "Executive Compensation" section for details regarding Ms. Whitman's fiscal 2018 CEO compensation.

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Additional information about fees earned or paid in cash in fiscal 2018

The following table provides additional information regarding fees earned or paid in cash to non-employee directors in fiscal 2018:

Name	Annual Retainers(1) ($)	Committee Chair/Chairman Fees(2) ($)	Additional Meeting Fees(3) ($)	Total(4) ($)
Patricia F. Russo	50,000	100,000	—	150,000

Daniel Ammann	100,000	—	2,000	102,000

Marc L. Andreessen	—	—	—	—

Michael J. Angelakis	100,000	15,000	4,000	119,000

Leslie A. Brun	55,091	11,018	—	66,109

Pamela L. Carter	100,000	10,037	—	110,037

Raymond J. Lane	—	—	—	—

Ann M. Livermore	100,000	—	4,000	104,000

Antonio F. Neri(5)	—	—	—	—

Raymond E. Ozzie	100,000	15,000	4,000	119,000

Gary M. Reiner	—	—	—	—

Lip-Bu Tan	—	—	—	—

Margaret C. Whitman(6)	58,333	—	—	58,333

Mary Agnes Wilderotter	100,000	25,000	4,000	129,000

(1)
The dollar amounts shown include annual cash retainers earned during fiscal 2018 and are based on a portion of the 2017 and 2018 board compensation years. The amount reflected for Mr. Brun is prorated due to his resignation from the Board effective May 22, 2018. As described in note 6 below, Ms. Whitman became a non-employee director effective February 2, 2018 (final quarter of board year 2017), and therefore her cash retainer was prorated.
(2)
Committee chair fees are calculated based on service during each board compensation year. The dollar amounts shown include such fees earned in fiscal 2018 and are based on a portion of the 2017 and 2018 board compensation years.
(3)
Additional meeting fees are calculated based on the number of designated board meetings and committee meetings attended during each board compensation year. The dollar amounts shown include additional meeting fees earned in fiscal 2018 for meetings attended during the 2017 board compensation year. As of the end of fiscal 2018, no additional meeting fees for meetings attended during the first seven months of the 2018 board compensation year had been earned.
(4)
Total excludes compensation voluntarily elected to be received in shares of HPE stock in lieu of cash during fiscal 2018 as described in footnote three in the "Fiscal 2018 Director Compensation" table above.
(5)
Mr. Neri served as CEO of HPE as of February 1, 2018. Accordingly, he did not receive any compensation for his board service. See the "Executive Compensation" section for details regarding Mr. Neri's fiscal 2018 compensation.
(6)
Ms. Whitman served as CEO of HPE through her retirement on February 1, 2018. Accordingly, the amounts reflected represent compensation she received upon becoming a non-employee board member effective February 2, 2018. She did not receive any compensation for her board service, prior to February 2, 2018. See the "Executive Compensation" section for details regarding Ms. Whitman's fiscal 2018 CEO compensation.

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Additional information about non-employee director equity awards

The following table provides additional information regarding the stock awards made to non-employee directors during fiscal 2018, the grant date fair value of each of those awards, and the number of stock awards and option awards outstanding as of the end of fiscal 2018:

Name	Stock Awards Granted During Fiscal 2018 (#)	Grant Date Fair Value of Stock Awards Granted During Fiscal 2018(1) ($)	Stock Awards Outstanding at Fiscal Year End(2) (#)	Option Awards Outstanding at Fiscal Year End(3) (#)
Patricia F. Russo	22,774	370,984	127,933	—

Daniel Ammann	12,493	215,005	12,672	—

Marc L. Andreessen	2,860	45,659	—	—

Michael J. Angelakis	12,493	215,005	12,672	—

Leslie A. Brun(4)	12,721	219,004	—	—

Pamela L. Carter	12,493	215,005	46,168	—

Raymond J. Lane	19,119	314,981	12,672	605,339

Ann M. Livermore	12,493	215,005	12,672	—

Antonio F. Neri(5)	—	—	—	—

Raymond E. Ozzie	12,493	215,005	12,672	—

Gary M. Reiner	20,340	333,979	12,672	314,423

Lip-Bu Tan	19,461	320,979	12,672	—

Margaret C. Whitman(6)	14,560	249,420	12,672	—

Mary Agnes Wilderotter	12,493	215,005	12,672	—

(1)
Represents the grant date fair value of stock awards granted in fiscal 2018 calculated in accordance with applicable accounting standards. For awards of RSUs, that number is calculated by multiplying the closing price of HPE's stock on the date of grant by the number of units awarded.
(2)
Includes dividend equivalent units accrued with respect to outstanding awards of RSUs during fiscal 2018.
(3)
Option awards outstanding were granted to Mr. Lane and Mr. Reiner between fiscal 2011 and fiscal 2015. The number of shares and option exercise prices (representing the fair market value of HP Inc. stock on the grant date) were previously converted in connection with HPE's separation from HP Inc. In fiscal 2017, the number of shares and option exercise prices were also converted as a result of both the ES/CSC and SW/Micro Focus spin-merge transactions. In each case, ratios were used that preserved the intrinsic value of the award as of the conversion date.
(4)
Mr. Brun's unvested equity retainer was forfeited upon resignation from the Board effective May 22, 2018.
(5)
Mr. Neri served as CEO of HPE as of February 1, 2018. Accordingly, he did not receive any compensation for his board service. See the "Executive Compensation" section for details regarding Mr. Neri's fiscal 2018 compensation
(6)
Ms. Whitman served as CEO of HPE through her retirement on February 1, 2018. Accordingly, the amounts reflected represent compensation she received upon becoming a non-employee board member effective February 2, 2018. Ms. Whitman's stock awards reflect compensation she received during fiscal 2018 for the prorated portion of board year 2017, as well as her equity retainer for board year 2018. She did not receive any compensation for her board service, prior to February 2, 2018. See the "Executive Compensation" section for details regarding Ms. Whitman's fiscal 2018 CEO compensation.

Non-employee director stock ownership guidelines

Under our stock ownership guidelines, non-employee directors are expected to accumulate, within five years of their election to the Board, shares of Hewlett Packard Enterprise stock equal in value to at least five times the amount of their annual cash retainer. Service on the HP Inc. (formerly known as Hewlett-Packard Company, also referred to herein as "Former Parent") Board of Directors immediately prior to the separation of HPE from HP Inc. on November 1, 2015, is recognized for purposes of such five year period. Shares counted toward these guidelines include any shares held by the director directly or indirectly, including deferred vested awards.

All non-employee directors with more than five years of service have met our stock ownership guidelines, and all non-employee directors with less than five years of service have either met, or are on track to meet, our stock ownership guidelines within the expected time based on the trading price of HPE's stock as of October 31, 2018.

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2019 notice and proxy statement — Corporate governance

Anti-hedging/pledging policy

HPE has a policy prohibiting directors from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in HPE stock, including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, HPE's directors are prohibited from holding HPE stock in margin accounts and from pledging HPE stock as collateral for loans. We believe that these policies further align directors' interests with those of our stockholders.

Stock ownership information

Common stock ownership of certain beneficial owners and management

The following table sets forth information as of December 31, 2018 concerning beneficial ownership by:

  •
  holders of more than 5% of Hewlett Packard Enterprise's outstanding shares of common stock;

  •
  our directors and nominees;

  •
  each of the named executive officers listed in the Summary Compensation Table on page 69; and

  •
  all of our directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the SEC and information provided to Hewlett Packard Enterprise, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2019 (60 days after December 31, 2018) through the exercise of any stock options, through the vesting and settlement of RSUs payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after March 1, 2019 and any RSUs vesting or settling on or before March 1, 2019 that may be payable in cash or shares at Hewlett Packard Enterprise's election. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

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Beneficial ownership table

NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENT OF COMMON STOCK OUTSTANDING

BlackRock(1)	96,939,177	6.9%

Dodge & Cox(2)	238,392,731	15.0%

Hotchkiss and Wiley Capital Management Co(3)	85,684,540	5.38%

PRIMECAP Management Co(4)	92,440,645	6.61%

The Vanguard Group(5)	110,380,627	6.92%

Daniel Ammann(6)	33,044	*

Michael J. Angelakis(7)	66	*

Pamela L. Carter(8)	37,624	*

Jean M. Hobby	0	*

Raymond J. Lane(9)	811,639	*

Ann M. Livermore(10)	90,349	*

Raymond E. Ozzie	48,358	*

Gary M. Reiner(11)	391,141	*

Patricia F. Russo(12)	133,417	*

Lip-Bu Tan	49,939	*

Margaret C. Whitman(13)	739,740	*

Mary A. Wilderotter	28,916	*

Philip Davis(14)	58,330	*

Henry Gomez(15)	334,849	*

Alan R. May(16)	1,606,017	*

Antonio F. Neri(17)	2,502,083	*

Tarek Robbiati	0	*

John F. Schultz(18)	1,511,254	*

Timothy C. Stonesifer(19)	603,132	*

All current executive officers and directors as a group (20 persons)(20)	8,096,957

*
Represents holdings of less than 1% based on 1,447,265,470 outstanding shares of common stock as of September 30, 2018.

(1)
Based on the most recently available Schedule 13G/A filed with the SEC on February 4, 2019 by BlackRock, Inc. According to its Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 82,172,818 shares, shared voting power over no shares, sole dispositive power over 96,939,177 shares and shared dispositive power over no shares beneficially owned. The Schedule 13G/A contained information as of December 31, 2018 and may not reflect current holdings of HPE's stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(2)
Based on the most recently available Schedule 13G/A filed with the SEC on February 3, 2018 by Dodge & Cox. According to its Schedule 13G/A, Dodge & Cox reported having sole voting power over 229,755,662 shares, shared voting power over no shares, sole dispositive power over 238,392,731 shares and shared dispositive power over no shares. The securities reported on the Schedule 13G/A are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act of 1940 and other managed accounts, and which clients have the right to receive or the power to direct the receipt of dividends from, and the proceeds from the sale of, HPE's stock. The Schedule 13G/A contained information as of December 31, 2017 and may not reflect current holdings of HPE's stock. The address for Dodge & Cox is Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104.

(3)
Based on the most recently available Schedule 13G filed with the SEC on February 14, 2018 by Hotchkiss and Wiley Capital Management, LLC ("Hotchkiss and Wiley"). According to its Schedule 13G, Hotchkiss and Wiley reported having sole voting power over 51,744,539 shares, shared voting power over no shares, sole dispositive power over 85,684,540 shares and shared dispositive power over no shares beneficially owned. The Schedule 13G contained information as of December 31, 2017 and may not reflect current holdings of HPE's stock. The address for Hotchkiss and Wiley is Hotchkiss and Wiley Capital Management, LLC, 725 S. Figueroa Street 39th Floor, Los Angeles, California 90017.

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(4)
Based on the most recently available Schedule 13G filed with the SEC on February 8, 2019 by PRIMECAP Management Company ("PRIMECAP"). According to its Schedule 13G, PRIMECAP reported having sole voting power over 30,890,473 shares, shared voting power over no shares, sole dispositive power over 92,440,645 shares and shared dispositive power over no shares beneficially owned. The Schedule 13G contained information as of December 31, 2018 and may not reflect current holdings of HPE's stock. The address for PRIMECAP is PRIMECAP Management Company, 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(5)
Based on the most recently available Schedule 13G filed with the SEC on February 9, 2018 by The Vanguard Group, Inc. ("Vanguard"). According to its Schedule 13G/A, Vanguard reported having sole voting power over 2,265,331 shares, shared voting power over 367,082 shares, sole dispositive power over 107,809,785 shares and shared dispositive power over 2,570,842 shares. The Schedule 13G/A contained information as of December 31, 2017 and may not reflect current holdings of HPE's stock. The address for Vanguard is The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Represents 33,044 shares that Mr. Ammann holds indirectly with his spouse.

(7)
Represents 66 shares that Mr. Angelakis holds directly.

(8)
Includes 33,496 shares that Ms. Carter has elected to defer receipt of until the termination of her service as a member of the Board.

(9)
Includes 605,339 shares that Mr. Lane has the right to acquire by exercise of stock options.

(10)
Includes 76,595 shares that Ms. Livermore holds indirectly through a trust with her spouse.

(11)
Represents 53,529 shares that Mr. Reiner holds indirectly with his spouse, and includes 314,423 shares that Mr. Reiner has the right to acquire by exercise of stock options.

(12)
Includes 118,099 shares that Ms. Russo elected to defer receipt of until the termination of her service as a member of the Board.

(13)
Includes 66 shares held by Ms. Whitman indirectly through a trust and 616,684 shares that Ms. Whitman has the right to acquire by exercise of stock options.

(14)
Includes 16,408 shares that Mr. Davis has the right to acquire by exercise of stock options.

(15)
Includes 239,711 shares that Mr. Gomez has the right to acquire by exercise of stock options.

(16)
Includes 1,462,266 shares that Mr. May has the right to acquire by exercise of stock options.

(17)
Includes 2,333,031 shares that Mr. Neri has the right to acquire by exercise of stock options.

(18)
Includes 1,179,651 shares that Mr. Schultz has the right to acquire by exercise of stock options.

(19)
Includes 393,382 shares that Mr. Stonesifer has the right to acquire by exercise of stock options.

(20)
Includes 6,568,716 shares that current executive officers and directors have the right to acquire.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act, requires our directors, executive officers and holders of more than 10% of Hewlett Packard Enterprise's stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto furnished to us and the written representations of our directors, executive officers and 10% stockholders, we believe that, during fiscal 2018, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except that, due to a delay in the receipt of his Edgar filer codes, Philip Davis was unable to timely submit his Form 4 on March 1, 2018, which was filed on March 2, 2018.

Related persons transactions policies and procedures

We have adopted a written policy for approval of transactions between us and our directors, director nominees, executive officers, beneficial owners of more than five percent (5%) of Hewlett Packard Enterprise's stock, and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single 12-month period and such "related persons" have or will have a direct or indirect material interest (other than solely as a result of being a director or a less than ten percent (10%) beneficial owner of another entity).

The policy provides that the NGSR Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the NGSR Committee determines whether the transaction is in the best interests of Hewlett Packard Enterprise. In making that determination, the NGSR Committee takes into account, among other factors it deems appropriate:

  •
  the extent of the related person's interest in the transaction;

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2019 notice and proxy statement — Corporate governance

  •
  whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;

  •
  the benefits to Hewlett Packard Enterprise;

  •
  the impact or potential impact on a director's independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, 10% stockholder or executive officer;

  •
  the availability of other sources for comparable products or services; and

  •
  the terms of the transaction.

The NGSR Committee has delegated authority to the chair of the NGSR Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full NGSR Committee for its review at each of the NGSR Committee's regularly scheduled meetings.

The NGSR Committee has adopted standing pre-approvals under the policy for limited transactions with related persons.

Pre-approved transactions include:

  1.
  compensation of executive officers that is excluded from reporting under SEC rules where the HRC Committee approved (or recommended that the Board approve) such compensation;

  2.
  director compensation;

  3.
  transactions with another company with a value that does not exceed the greater of $1 million or 2% of the other company's annual revenues, where the related person has an interest only as an employee (other than executive officer), director or beneficial holder of less than 10% of the other company's shares;

  4.
  contributions to a charity in an amount that does not exceed $1 million or 2% of the charity's annual receipts, where the related person has an interest only as an employee (other than executive officer) or director; and

  5.
  transactions where all stockholders receive proportional benefits.

A summary of transactions covered by the standing pre-approvals described in paragraphs 3 and 4 above is provided to the NGSR Committee for its review as applicable.

Fiscal 2018 related person transactions

We enter into commercial transactions with many entities for which our executive officers or directors serve as directors and/or executive officers in the ordinary course of our business. All of those transactions were pre-approved transactions as defined above or were approved or ratified by the NGSR Committee or our Former Parent's NGSR Committee. Hewlett Packard Enterprise considers all pre-approved or ratified transactions to have been at arm's-length and does not believe that any of our executive officers or directors had a material direct or indirect interest in any of such commercial transactions.

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2019 notice and proxy statement — Corporate governance

Governance documents

We maintain a code of business conduct and ethics for directors, officers and employees known as our Standards of Business Conduct. We also have adopted Corporate Governance Guidelines, which, in conjunction with our Certificate of Incorporation, Bylaws and respective charters of the Board committees, form the framework for our governance. All of these documents are available at investors.hpe.com/governance for review, downloading and printing. We will post on this website any amendments to the Standards of Business Conduct or waivers of the Standards of Business Conduct for directors and executive officers. Stockholders may request free printed copies of our Certificate of Incorporation, Bylaws, Standards of Business Conduct, Corporate Governance Guidelines and charters of the committees of the Board by contacting: Hewlett Packard Enterprise Company, Attention: Investor Relations, 6280 America Center Drive, San Jose, California 95002, www.investors.hpe.com/.

Communications with the board

Individuals may communicate with the Board by contacting: Secretary to the Board of Directors, 6280 America Center Drive, San Jose, California 95002, e-mail: bod-hpe@hpe.com.

All directors have access to this correspondence. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board's duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.

Communications that are intended specifically for the Chair of the Board, independent directors or the non-employee directors should be sent to the e-mail address or street address noted above, to the attention of the Chair of the Board.

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2019 notice and proxy statement — Proposals to be voted on

Proposals to be voted on

Proposal No. 1:	Election of Directors

On the recommendation of the NGSR Committee, the Board has nominated the 12 persons named below for election as directors this year, each to serve for a one-year term or until the director's successor is elected and qualified.

Director nominee experience and qualifications

The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience and backgrounds in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board membership criteria described below.

Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with our long-standing values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. In addition, the NGSR Committee takes into account a potential director's ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Directors' service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all of our stockholders. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The nominees' individual biographies below contain information about their experience, qualifications and skills that led the Board to nominate them.

All of the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Antonio F. Neri, Tarek Robbiati and Rishi Varma, will vote for a nominee or nominees designated by the Board, or the Board may decrease the size of the Board.

There are no family relationships among our executive officers and directors.

Recommendation of the board of directors

✓	Our Board recommends a vote FOR the election to the Board of each of the following nominees.

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2019 notice and proxy statement — Proposals to be voted on

Hewlett Packard Enterprise Company 2018 board of directors nominees

Name		Age	HPE director since	Noteworthy experience	NYSE independent	Other current public company boards

	Daniel Ammann	45	2015	• Chief Executive Officer of GM Cruise LLC; former President, General Motors Company	✓

	Michael J. Angelakis	53	2015

•

Chairman and Chief Executive Officer of Atairos Management; Senior Advisor to the Executive Management Committee, Comcast Corporation; former Vice Chairman and Chief Financial Officer, Comcast Corporation

					✓	• Groupon, Inc. • TriNet Group, Inc.

	Pamela L. Carter	68	2015	• Former Vice President of Cummins Inc.; former President of the Cummins Distribution business unit	✓	• Enbridge • CSX Corp. • Broadridge Financial Solutions

	Jean M. Hobby	58	2019	• Former Global Strategy Partner and Chief Financial Officer of PricewaterhouseCoopers, LLP	✓	• Integer Holdings Corporation • Texas Instruments Incorporated

	Raymond J. Lane	71	2015	• Partner Emeritus, Kleiner Perkins Caufield & Byers; Managing Partner, GreatPoint Ventures	✓

	Ann M. Livermore	59	2015	• Former Executive Vice President, Enterprise Business, Hewlett-Packard Company		• United Parcel Service, Inc. • Qualcomm

	Antonio F. Neri	50	2018	• President and Chief Executive Officer, Hewlett Packard Enterprise Company		• Anthem, Inc.

	Raymond E. Ozzie	62	2015	• Former Chief Executive Officer, Talko, Inc.; former Chief Software Architect, Microsoft Corporation	✓

	Gary M. Reiner	63	2015	• Operating Partner, General Atlantic; former Senior Vice President and Chief Information Officer, General Electric Company	✓	• Citigroup Inc.

	Patricia F. Russo	65	2015	• Former Chief Executive Officer, Alcatel-Lucent	✓	• General Motors Company • Merck & Co., Inc. • KKR Management LLC

	Lip-Bu Tan	58	2015	• President and Chief Executive Officer, Cadence Design Systems; Founder and Chairman, Walden International	✓	• Cadence Design Systems • Aquantia Corp

	Mary Agnes Wilderotter	63	2016	• Former Executive Chairman and Retired Chief Executive Officer, Frontier Communications Corporation	✓	• Costco Wholesale Corporation • DocuSign Inc. • Cadence Design Systems

Twelve directors have been nominated for re-election at the Annual Meeting to hold office until the 2019 Annual Meeting. Our employees and our Board are a reflection of the world in which we do business, bringing together great minds of all backgrounds to provide the best for HPE. The following provides a snapshot of the diversity, skills and experience of our director nominees, followed by summary information about each individual nominee. Each of our 12 director nominees has been an HPE director since 2015, except for Mary Agnes Wilderotter who was elected in 2016, Antonio F. Neri who was elected in 2018 and Jean M. Hobby who was appointed in 2019.

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2019 notice and proxy statement — Proposals to be voted on

Director nominee highlights

Director nominees' skills and experience

Our Board selected the nominees based on their diverse set of skills and experiences, which align with our business strategy and contribute to the effective oversight of HPE.

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2019 notice and proxy statement — Proposals to be voted on

Daniel Ammann
Recent Career

Mr. Ammann has served as the Chief Executive Officer of GM Cruise LLC, an autonomous vehicle company, since January 2019. Mr. Ammann served as the President of General Motors Company, an automotive company, from January 2014 to December 2018. From April 2011 to January 2014, Mr. Ammann served as Chief Financial Officer and Executive Vice President of General Motors. Mr. Ammann joined General Motors in May 2010 as Vice President of Finance and Treasurer, a role he served in until April 2011.

Public Directorships	Impact
None	Mr. Ammann brings a robust understanding of consumer, manufacturing and financial industries to HPE's Board. Mr. Ammann gained valuable insight into customer financial services through his leadership over the rebuilding of the captive finance company of General Motors Company and accumulated in-depth knowledge of financial instruments and strategy from roles as Treasurer and CFO at General Motors Company.

Committee Membership	Skills and Qualifications
• Finance and Investment	• Risk and Compliance • Financial and Audit • Business Development and Strategy
• Investment
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• International

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2019 notice and proxy statement — Proposals to be voted on

Michael J. Angelakis
Recent Career

Mr. Angelakis has served as Chairman and Chief Executive Officer of Atairos Management, an investment firm, since January 2016. Additionally, Mr. Angelakis has served as a senior advisor to the executive management committee of Comcast Corporation, a media and technology company, since July 2015. Previously, Mr. Angelakis served from November 2011 to July 2015 as Vice Chairman of Comcast and from March 2007 to July 2015 as Chief Financial Officer of Comcast. From 1999 to 2007, Mr. Angelakis was a Managing Director at Providence Equity Partners, LLC, a media and communications investment firm.

Public Directorships *	Impact
Current Service • Groupon, Inc. • TriNet Group, Inc. Former Service ** • Duke Energy	Mr. Angelakis brings decades of investment, financial and managerial experience in the media and telecommunications industries. He has been repeatedly recognized as one of America's best CFOs and oversaw Comcast's rise to become the largest cable provider in the U.S.

Committee Membership	Skills and Qualifications
• Audit • Finance and Investment	• Risk and Compliance • Financial and Audit
• Business Development and Strategy
• Investment
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Corporate Governance
• International
• Human Resources Management

*
Groupon is an e-commerce company, TriNet Group, Inc. is a provider of human resource solutions, and Duke Energy is an energy company.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Pamela L. Carter
Recent Career

Ms. Carter served as the President of Cummins Distribution Business, a global division of Cummins Inc., a diesel and natural gas engine and related technology design, manufacture and distribution company, from 2008 until her retirement in 2015. Prior to that, Ms. Carter served as Vice President and then President of Cummins Filtration, from 2005 to 2008. From 2000 to 2003, Ms. Carter served as Vice President and General Manager, EMEA at Cummins. Prior to that, Ms. Carter served as Vice President, General Counsel, and Corporate Secretary of Cummins from 1997 to 2000. In 1992, Ms. Carter was elected state attorney general of Indiana, becoming the first African American female to be elected to that office in the United States, serving until 1997.

Public Directorships *	Impact
Current Service • Enbridge Inc. • CSX Corporation • Broadridge Financial Solutions, Inc. Former Service ** • Spectra Energy Corp	From becoming the first African American woman ever elected as a state attorney general to executive officer of Cummins Inc., a fortune 500 company, Ms. Carter's exceptional career has been an asset to the HPE Board. Ms. Carter doubly benefits the Board with her comprehensive legal experience in both the public and private sectors along with her global, strategic, operational and transformational leadership capability and expertise.

Committee Membership	Skills and Qualifications
• Audit	• Risk and Compliance
• HR and Compensation	• Financial and Audit
• Business Development and Strategy
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Legal, Regulatory and Public Policy
• Corporate Governance
• International
• Human Resources Management

*
Enbridge Inc. is a global energy infrastructure company, CSX Corporation, is a rail-based freight transportation company, Broadridge Financial Solutions, Inc. is a financial industry servicing company, and Spectra Energy Corp was a natural gas company merged with Enbridge.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Jean M. Hobby
Recent Career

Ms. Hobby served as a Global Strategy Partner at PricewaterhouseCoopers, LLP from 2013 until her retirement in June 2015. Prior to that, Ms. Hobby served as PwC's Technology, Media and Telecom Sector Leader from 2008 to 2013 and its CFO from 2005 to 2008. Ms. Hobby joined PwC in 1983 and became a partner in 1994.

Public Directorships *	Key Skills and Qualifications
Current Service • Integer Holdings Corporation • Texas Instruments Incorporated Former Service ** • CA, Inc.	From her senior leadership roles at PWC, including as Global Strategy Officer and CFO, Ms. Hobby brings deep expertise in finance, strategic planning and technology to the Board. In addition, with her strong experience in audit- and financial control-related matters, she will help to drive the Board's robust exercise of its oversight responsibilities.

Committee Membership	Skills and Qualifications
• Audit	• Risk and Compliance
• Financial and Audit
• Business Development and Strategy
• Investment
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Legal, Regulatory and Public Policy
• Corporate Governance
• International

*
Integer Holdings Corporation is a medical device manufacturing company, CA, Inc. is a software company and Texas Instruments Incorporated is a designer of semiconductors.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Raymond J. Lane
Recent Career

Mr. Lane serves as Managing Partner of GreatPoint Ventures, a venture firm focused on early stage enterprise and digital health technologies, since April 2014. Mr. Lane served as executive Chairman of Hewlett-Packard Company from September 2011 to April 2013 and as non-executive Chairman of Hewlett-Packard Company from November 2010 to September 2011. Since April 2013, Mr. Lane has served as Partner Emeritus of Kleiner Perkins Caufield & Byers, a private equity firm, after having previously served as one of its Managing Partners from 2000 to 2013. Prior to joining Kleiner Perkins, Mr. Lane was President and Chief Operating Officer and a director of Oracle Corporation, a software company. Before joining Oracle in 1992, Mr. Lane was a senior partner of Booz Allen Hamilton, a consulting company. Prior to Booz Allen Hamilton, Mr. Lane served as a division vice president with Electronic Data Systems Corporation, an IT services company that Hewlett-Packard Company acquired in August 2008. He was with IBM Corporation from 1970 to 1977. Mr. Lane served as Chairman of the Board of Trustees of Carnegie Mellon University from July 2009 to July 2015. He also serves as Vice Chairman of Special Olympics International.

Public Directorships *	Impact
Former Service ** • Hewlett-Packard Company	As an early stage venture capital investor, principally in the information technology industry, Mr. Lane provides the Board valuable insight into worldwide operations, management and the development of corporate strategy, drawing on experience from a career leading large technology enterprises spanning several decades.

Committee Membership	Skills and Qualifications
• Technology	• Business Development and Strategy
• Investment
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Legal, Regulatory and Public Policy
• Corporate Governance
• International
• Environmental and Sustainability

*
Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Ann M. Livermore
Recent Career

Ms. Livermore served as Executive Vice President of the Hewlett-Packard Company's Enterprise Business from 2004 until June 2011, and served as an Executive Advisor to our Chief Executive Officer between then and 2016. Prior to that, Ms. Livermore served in various other positions at Hewlett-Packard Company in marketing, sales, research and development, and business management since joining the company in 1982.

Public Directorships *	Impact
Current Service • United Parcel Service, Inc. • Qualcomm Former Service ** • Hewlett-Packard Company	Ms. Livermore brings extensive experience in senior leadership positions from nearly 35 years at Hewlett-Packard Company and HPE. Her tenure provides the Board vast in-house knowledge and experience in the areas of technology, marketing, sales, research and development and business management.

Committee Membership	Skills and Qualifications
• Finance and Investment	• Risk and Compliance
• Business Development and Strategy
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Corporate Governance
• Human Resource Management

*
United Parcel Service, Inc. is a package delivery and logistics company, Qualcomm is a semiconductor and telecommunications equipment company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Antonio F. Neri
Recent Career

Mr. Neri has served as President and Chief Executive Officer of Hewlett Packard Enterprise since June 2017 and February 2018, respectively. Prior to that, Mr. Neri served as Executive Vice President and General Manager, Enterprise Group from November 2015 to June 2017. Prior to that, Mr. Neri served as Senior Vice President and General Manager, Enterprise Group at Hewlett-Packard Company from October 2014 to November 2015. Previously, he served as Senior Vice President and General Manager of the HP Servers business unit from September 2013 to October 2014 and concurrently as Senior Vice President and General Manager of the HP Networking business unit from May 2014 to October 2014. Prior to that, Mr. Neri served as Senior Vice President and General Manager of the HP Technology Services business unit from August 2011 to September 2013 and Customer Services for the HP Personal Systems Group from 1995 until August 2011, ultimately serving as its Senior Vice President. From March 2012 to February 2013, Mr. Neri served as a director of MphasiS Limited, a technology company.

Public Directorships *	Impact
Current Service • Anthem, Inc.	Dedicating nearly a quarter century to HPE, Mr. Neri rose from contractor in the HP Personal Systems Group to President and CEO. A gifted engineer and inspiring leader, Mr. Neri oversaw the development of many of HPE's technological innovations, including: HPE Apollo, the industry leading high performance compute platform; HPE Superdome X, the world's most scalable and modular in-memory computing platform; and HPE Synergy, the world's first composable infrastructure platform. Mr. Neri is an HPE veteran with a passion for the company's customers, partners, employees and culture.

Committee Membership	Skills and Qualifications
None	• Risk and Compliance
• Financial and Audit
• Business Development and Strategy
• Investment
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Corporate Governance
• International
• Cyber Security

*
Anthem, Inc. is a healthcare insurance company.

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2019 notice and proxy statement — Proposals to be voted on

Raymond E. Ozzie
Recent Career

Mr. Ozzie served as Chief Executive Officer of Talko Inc., a company delivering mobile communications applications and services for businesses, from December 2010 until the company was acquired by Microsoft Corporation in December 2015. Previously, Mr. Ozzie served as Chief Software Architect of Microsoft Corporation from 2006 until December 2010, after having served as Chief Technical Officer of Microsoft from 2005 to 2006. Mr. Ozzie joined Microsoft in 2005 after Microsoft acquired Groove Networks, Inc., a collaboration software company that he founded in 1997.

Public Directorships *	Impact
Former Service ** • Hewlett-Packard Company	As a serial entrepreneur, tech veteran and the creator of Lotus Notes, Mr. Ozzie is widely recognized as an influential technology expert with a thorough understanding of both business strategy and software development. Combined with his experience as an executive in some of the largest multinational technology companies and as an entrepreneur, Mr. Ozzie has proven an invaluable asset to the Board.

Committee Membership	Skills and Qualifications
• Technology (Chair)	• Business Development and Strategy • Executive Level Leadership
• Extensive Industry Leadership
• Business Ethics
• Cyber Security

*
Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Gary M. Reiner
Recent Career

Mr. Reiner has served as Operating Partner at General Atlantic LLC, a private equity firm, since November 2011. Previously, Mr. Reiner served as Special Advisor to General Atlantic LLC from September 2010 to November 2011. Prior to that, Mr. Reiner served as Senior Vice President and Chief Information Officer at General Electric Company, a technology, media and financial services company, from 1996 until March 2010. Mr. Reiner previously held other executive positions with General Electric since joining the company in 1991. Earlier in his career, Mr. Reiner was a partner at Boston Consulting Group, a consulting company, where he focused on strategic and process issues for technology businesses.

Public Directorships *	Impact
Current Service • Citigroup Inc. Former Service ** • Box, Inc. • Hewlett-Packard Company	Mr. Reiner provides decades of experience driving corporate strategy, information technology and best practices across complex organizations. HPE's Board benefits from Mr. Reiner's deep insight into how IT can help global companies succeed through his many years of experience as Chief Information Officer at General Electric.

Committee Membership	Skills and Qualifications
• Nominating, Governance and Social Responsibility (Chair) • Technology	• Business Development and Strategy • Investment • Executive Level Leadership • Business Ethics • Extensive Industry Leadership • Corporate Governance • Cyber Security

*
CitiGroup Inc. is an investment banking and financial services corporation, Box, Inc. is a software company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Patricia F. Russo
Recent Career

Ms. Russo has served as the Chair of our Board of Directors since November 2015. Previously, Ms. Russo served as the Lead Independent Director of Hewlett-Packard Company from July 2014 to November 2015. Ms. Russo served as Chief Executive Officer of Alcatel-Lucent, a communications company, from 2006 to 2008. Previously, Ms. Russo served as Chairman of Lucent Technologies Inc., a communications company, from 2003 to 2006 and Chief Executive Officer and President of Lucent from 2002 to 2006.

Public Directorships *	Impact
Current Service • General Motors Company • KKR Management LLC • Merck & Co., Inc. Former Service ** • Alcoa Inc. • Arconic Inc • Hewlett-Packard Company	Ms. Russo brings to the Board extensive global business experience along with proven leadership acumen for a wide range of transformative transactions, including mergers and acquisitions and business restructurings, notably having led Lucent Technologies Inc. through a severe industry downturn and later a merger with Alcatel, as well as overseeing the split of Alcoa Corporation and Arconic Inc. In addition, Ms. Russo has gained significant experience on governance issues facing large public companies, including from her service as Chair of the Governance and Corporate Responsibility Committee of General Motors, and former service as Lead Director and Chair of the Governance and Nominating Committee of Arconic Inc. A globally recognized thought leader in business and governance, Ms. Russo has led the Board's oversight of HPE's transformation journey.

Committee Membership	Skills and Qualifications
• Nominating, Governance and Social Responsibility • HR and Compensation	• Risk and Compliance • Financial and Audit • Business Development and Strategy • Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Corporate Governance
• International
• Cyber Security
• Human Resource Management

*
General Motors Company is an automotive company, KKR Management LLC is the managing partner of KKR & Co., L.P., an investment firm, Merck & Co., Inc. is a pharmaceuticals company, Alcoa Inc. is a metals and manufacturing company, Arconic Inc. is an engineering and manufacturing company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Lip-Bu Tan
Recent Career

Mr. Tan has served as the President and Chief Executive Officer of Cadence Design Systems, an electronic design automation company, since 2009. Mr. Tan has also served as Founder and Chairman of Walden International, a venture capital firm, since 1987.

Public Directorships *	Impact
Current Service

•

Aquantia Corporation

•

Cadence Design
Systems, Inc.

Former Service **

•

Ambarella,  Inc.

•

Semiconductor
Manufacturing
International
Corporation

•

SINA Corp

•

Quantenna
Communications, Inc.

•

United Overseas
Bank in Singapore

Mr. Tan has decades of experience pioneering venture capital investment in technology in the Asia-Pacific region. His corporate governance experience from service on numerous public and private boards of technology companies and robust understanding of the electronic design and semiconductor industries is invaluable as the Board continues to chart HPE's global path.

Committee Membership	Skills and Qualifications
• Nominating, Governance and Social Responsibility • Technology	• Business Development and Strategy • Investment • Executive Level Leadership • Business Ethics
• Extensive Industry Leadership
• Corporate Governance
• International
• Cyber Security

*
Aquantia Corporation is supplier of high-speed connectivity silicon, Cadence Design Systems, Inc. is an electronic design automation company, Ambarella Inc. is a video compression and image processing company, Semiconductor Manufacturing International Corporation is a semiconductor company, SINA Corp is a media company, Quantenna Communications, Inc. is a WiFi fabless semiconductor company, and United Overseas Bank in Singapore is a bank.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Mary Agnes Wilderotter
Recent Career

Mrs. Wilderotter has served as Chairman and Chief Executive Officer of the Grand Reserve Inn, a luxury hospitality inn located in Plymouth, CA, since December 2016. Prior to that, Mrs. Wilderotter served as Executive Chairman of Frontier Communications Corporation, a telecommunications company, from April 2015 to April 2016. Previously, Mrs. Wilderotter served as Chairman and Chief Executive Officer of Frontier from January 2006 to April 2015. From 2004 to 2006, Mrs. Wilderotter served as President, Chief Executive Officer, and a Director of Frontier. Prior to joining Frontier, Mrs. Wilderotter served in executive and managerial roles at Wink Communications and Microsoft Corporation, both software companies, and AT&T Wireless Services Inc., a telecommunications company.

Public Directorships *	Impact
Current Service

•

Cadence Design
Systems

•

Costco Wholesale
Corporation

•

DocuSign

Former Service **

•

Frontier
Communications
Corporation

•

Dreamworks Animation
SKG, Inc.

•

Juno Therapeutics Inc.

•

The Procter & Gamble
Company

•

Xerox Corporation

Contributing keen insight into the financial, operational, cyber security, talent management and strategic issues, Mrs. Wilderotter is a valuable asset to the Board. Mrs. Wilderotter brings significant expertise leading and managing companies in the telecommunications and technology industries combined with in-depth understanding of financial statements and public company audit from her former roles as CEO of Frontier Communications, Chair of the Audit Committee of Juno Therapeutics, member of the Audit Committee of Procter & Gamble, and Chair of the Finance Committee of Xerox.

Committee Membership	Skills and Qualifications
• Audit (Chair)	• Risk and Compliance
• HR and Compensation	• Financial and Audit
• Business Development and Strategy
• Executive Level Leadership
• Business Ethics
• Extensive Industry Leadership
• Legal, Regulatory and Public Policy
• Corporate Governance
• Cyber Security
• Environmental and Sustainability
• Human Resource Management

*
Cadence Design Systems is an electronic design automation company, Costco Wholesale Corporation is a retail company, DocuSign is an electronic signature and digital transaction management company, Frontier Communications Corporation is a telecommunications company, DreamWorks Animation SKG, Inc. was a content and animation company, Juno Therapeutics Inc. is a biopharmaceuticals company, The Procter & Gamble Company is a consumer goods company, and Xerox Corporation is a technology company.

**
Within the last 5 years.

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2019 notice and proxy statement — Proposals to be voted on

Proposal No. 2:	Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed, and as a matter of good corporate governance, is requesting ratification by the stockholders of, Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated and combined financial statements for the fiscal year ending October 31, 2019. During fiscal 2018, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See "Principal accounting fees and services" on page 85 and "Report of the Audit Committee of the board of directors" on page 87. Representatives of Ernst & Young LLP are expected to participate in the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote required

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year requires the affirmative vote of a majority of the shares of Hewlett Packard Enterprise common stock present in person or represented by proxy and entitled to be voted at the annual meeting. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

Recommendation of the board of directors

✓	Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year.

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2019 notice and proxy statement — Proposals to be voted on

Proposal No. 3:	Advisory Vote to Approve Executive Compensation

Our Board and HRC Committee are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. To fulfill this mission, we have a pay-for-performance philosophy that forms the foundation for all decisions regarding compensation. Our compensation programs have been structured to balance near-term results with long-term success, and enable us to attract, retain, focus, and reward our executive team for delivering stockholder value. Below is a summary of key elements of our fiscal compensation programs relative to this philosophy.

PAY-FOR-PERFORMANCE

• The majority of compensation for executives is performance based and delivered in the form of equity in order to align management and stockholder interests

•

Total direct compensation is generally targeted within a competitive range of the market median, with differentiation by executive, as appropriate, based on individual factors such as tenure, criticality of the role and proficiency in the role, sustained performance over time, and importance to our leadership succession plans

• Actual realized total direct compensation is designed to fluctuate with, and be commensurate with, annual and long-term performance, and changes in stockholder value over time

•

Incentive awards are heavily dependent upon achievement of critical operating goals and our stock performance, and are primarily measured against objective metrics that we believe link directly to the creation of sustainable value for our stockholders

• We balance growth objectives, top and bottom line objectives, and short- and long-term objectives to reward for overall performance and avoid overemphasizing a singular focus

• A significant portion of our long-term incentives are delivered in the form of performance-based equity, which measures internal and external metrics, ultimately aimed at driving stockholder value

• We validate our pay-for-performance relationship annually, through an analysis conducted for the HRC Committee by its independent compensation consultant

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2019 notice and proxy statement — Proposals to be voted on

CORPORATE GOVERNANCE

What We Do	What We Don't Do

✓

Design compensation programs that do not encourage excessive risk-taking

✓

Maintain stock ownership guidelines for executive officers, including a rigorous 7x base salary requirement for the CEO

✓

Provide limited executive perquisites

✓

Prohibit hedging or pledging of Company stock by our executive officers and our directors

✓

Maintain a clawback policy that permits the Company to recover annual and long-term incentives

✓

Maintain a severance policy that provides for "double-trigger" change in control equity vesting

✓

Engage an independent compensation consultant for the HRC Committee that does no other work for the Company

✘

Enter into individual executive compensation agreements

✘

Provide tax gross-ups for executive perquisites

✘

Pay share-dividend equivalents in our long-term incentive program before vesting of the underlying shares occurs

✘

Provide supplemental defined benefit pension plans (except in the case of international transfers, as required by law)

✘

Engage in liberal share recycling

The Executive Compensation portion of this proxy statement contains a detailed description of our compensation philosophy and programs, the compensation decisions made under those programs with regard to our named executive officers ("NEOs") for fiscal 2018, and the factors considered by the HRC Committee in making those decisions. We believe that we maintain a compensation program deserving of stockholder support. Accordingly, the Board of Directors recommends stockholder approval of the compensation of our NEOs as disclosed in this proxy statement.

Recommendation of the board of directors

✓

Our Board recommends a vote FOR the approval of the compensation of our named executive officers, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion following such compensation tables, and the other related disclosures in this proxy statement.

As an advisory vote, this proposal is not binding on HPE, the Board, or the HRC Committee. However, the HRC Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding NEOs.

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2019 notice and proxy statement — Proposals to be voted on

Proposal No. 4:	Stockholder Proposal Related to Action by Written Consent of Stockholders

We received a stockholder proposal from John Chevedden (the "Proposal"). The proponent has requested we include the Proposal and supporting statement in this proxy statement, and, if properly presented, the Proposal will be voted on at the annual meeting. We will provide the proponent's address and the number of shares that he beneficially owns upon oral or written request of any stockholder. This Proposal and supporting statement are quoted verbatim in italics below.

The Board opposes adoption of the Proposal and asks stockholders to review the Board's response, which follows the proponent's Proposal.

STOCKHOLDER PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
AGAINST THE FOLLOWING STOCKHOLDER PROPOSAL

Proposal 4—Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

Hundreds of major companies enable shareholder action by written consent. Taking action by written consent in plcace of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle.

This proposal topic won impressive 47%-support at the 2018 HPE annual meeting. Thus it most likely won more than 50%-support from the large shareholders who have ready access to independent information (as opposed to only the biased management information) on the importance of this topic.

Dozens of Fortune 500 companies provide for both shareholder rights—to act by written consent and to call a special meeting. Our higher 25% threshold for shareholders to call a special meeting is one more reason that we should have the right to act by written consent.

It is especially important to gain a shareholder right, such as written consent, to make up for our management abruptly taking away an important shareholder right—the right to an in-person annual meeting. For decades shareholders had a once-a-year opportunity to ask our $8 million CEO and directors (who earn about $30,000 a week for the time they devote to HPE) questions in person.

This includes Lip-Bu Tan, a potentially distracted director (serving on 4 boards), who got 12% in negative votes in 2018 (when certain HPE directors received less than 1% in negative votes) and Raymond Lane who got 19% in negative votes.

Now our directors can be on the golf course during the annual meeting as long as they turn on their phones for a few minutes.

Investor relations can take control of the annual meeting. Investor relations can screen out the difficult questions and can spoon-feed vague answers to our CEO. There is no way a shareholder can ask for

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2019 notice and proxy statement — Proposals to be voted on

clarification of a vague or misleading answer on an important issue such as the announced $7 billion share buyback program.

The lack of an in-person annual meeting means that a board meeting can be scheduled months after the virtual meeting—by which time any serious issues raised by shareholders will be long forgotten by the directors. Plus a virtual meeting guarantees that there will be no media coverage for the benefit of all shareholders.

Please vote yes:

Right to Act by Written Consent—Proposal 4

Board of Directors' Statement in Opposition

The Board has carefully considered the proposal for stockholders to act by written consent without a meeting (the "Proposal") and, for the reasons outlined below, the Board believes that it is not in the best interests of HPE and its stockholders. Therefore, the Board unanimously recommends that stockholders vote "AGAINST" this Proposal.

Stockholder meetings offer important protections and advantages that are absent from the written consent process under this Proposal

The Board is committed to robust corporate governance and believes in maintaining policies and practices that serve the interests of all stockholders. The Board understands that corporate governance is not static—and continually monitors trends and developments in corporate governance and compares and evaluates them against our current practices. The Board recognizes that some stockholders may view the ability to act by written consent as an important right. However, the Board believes that HPE's existing Bylaws provision that provides stockholders with the right to call special meetings offers a more transparent and equitable mechanism for stockholders to raise matters for consideration by the Company.

HPE's stockholders have the right to call a special meeting at a 25% threshold, which is the prevalent threshold among S&P 500 companies that provide their stockholders with that right. This right to call a special meeting, along with our established stockholder communication and engagement practices, provides stockholders with opportunities to raise important matters and propose actions for stockholder consideration outside the annual meeting process. The protections and advantages of stockholder meetings include:

•
The meeting and the stockholder vote take place in a transparent manner on a specified date that is publicly announced well in advance, giving all interested stockholders a chance to express their views and cast their votes.

•
The meeting provides stockholders with a forum for open discussion and consideration of the proposed stockholder action.

•
Accurate and complete information about the proposed stockholder action is widely distributed in a proxy statement before the meeting, which promotes a well-informed discussion and consideration of the merits of the proposed action.

•
All communications with respect to the proposed stockholder action are governed by SEC rules that require fair disclosure to all stockholders through amendments to a proxy statement and/or public releases of all solicitation material.

•
The Board is able to analyze and provide a recommendation with respect to actions proposed to be taken at a stockholder meeting.

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2019 notice and proxy statement — Proposals to be voted on

In contrast, the written consent process does not promote transparent decision making and could disenfranchise stockholders

The Board recommends that stockholders vote against this Proposal because it believes the transparency and fairness of the annual or special meeting process better serve stockholder's interests. Proposing action by written consent deprives stockholders of a forum for discussion or opportunity to have a meaningful and structured exchange of views with the Board and other stockholders before acting. Unlike written consents, taking action at annual or special meetings allows for accurate and complete information about the proposed stockholder action to be widely distributed, ensuring well-informed discussion and consideration of the merits of the proposed action.

Matters that are so important as to require stockholder approval should be communicated in advance so they can be properly considered and voted upon by all stockholders. In contrast, this Proposal would allow holders of a bare majority of shares to approve critical actions on their own, without notice to other stockholders or to the Company and without an opportunity for discussion at a stockholder meeting. This Proposal, if adopted, could therefore disenfranchise many stockholders and may deprive them of these rights, while enabling a small group of stockholders (including special interest investors and those who accumulate a short-term voting position through the borrowing of shares), with no fiduciary duties to the other stockholders, to approve their own proposed actions. Accordingly, stockholder action by written consent could be used by a group of stockholders—no matter how small of an ownership position they represent—to pursue individual agendas or significant corporate actions that are not in the best interests of all stockholders.

Additionally, the written consent process has the potential to create confusion because multiple groups of stockholders would be able to solicit written consents at any time and as frequently as they choose on a range of issues, some of which may be duplicative or conflicting. Addressing such actions could impose significant administrative and financial burdens on the Company with no corresponding benefit to stockholders. The Board believes that these possible outcomes are contrary to principles of stockholder democracy, fair and accurate disclosure, and good corporate governance.

HPE's stockholder-friendly corporate governance practices empower stockholders and promote Board accountability

The Board believes the Company's existing strong corporate governance practices make adoption of this Proposal unnecessary. In addition to the right of stockholders to call special meetings at a 25% threshold as mentioned above, the following corporate governance provisions empower stockholders to express their views or take action and enhance Board accountability:

•
Annual Election of Board of Directors—All HPE directors are elected annually by the stockholders, and stockholders can remove directors with or without cause.

•
Majority Voting for Election of Board of Directors—HPE has adopted a majority voting standard for the election of directors in uncontested elections.

•
Proxy Access for Director Nominations—HPE has adopted a proxy access Bylaws provision that allows an eligible stockholder or group of stockholders to nominate candidates for election to the Board that are included in HPE's proxy statement and ballot.

•
Majority Voting for Charter and Bylaws Amendments—HPE's charter and Bylaws provisions do not have supermajority voting provisions—stockholders can approve binding charter and Bylaws amendments with a majority vote.

•
No Stockholder Rights Plan—HPE does not have a stockholder rights plan (also known as a "poison pill").

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2019 notice and proxy statement — Proposals to be voted on

•
Independent Board Leadership—HPE has separated the roles of Chair of the Board and CEO. The Chair of the Board is an independent director—as are all of the chairs of the committees of the Board.

•
Stockholder Engagement—Stockholders can communicate directly with the Board and/or individual directors. In addition, management and members of the Board regularly engage with stockholders to solicit their views on important issues such as executive compensation and corporate governance.

Summary

The Board believes that the implementation of this Proposal is not in the best interests of stockholders or the Company and is unnecessary, given the ability of stockholders to call special meetings and the Company's strong corporate governance practices and policies. This Proposal would circumvent the protections, procedural safeguards and advantages provided to all stockholders by stockholder meetings. Accordingly, the Board recommends that you vote AGAINST this Proposal.

Vote required

Approval of this Proposal requires the affirmative vote of a majority of the shares of HPE common stock present in person or represented by proxy and entitled to be voted on the Proposal at the annual meeting.

Recommendation of the board of directors

✘	Our Board recommends a vote AGAINST the stockholder proposal related to action by written consent of stockholders.

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2019 notice and proxy statement — Executive compensation (CD&A)

Executive compensation

Compensation discussion and analysis

Executive summary

Hewlett Packard Enterprise is a global technology leader focused on developing intelligent solutions that allow customers to capture, analyze, and act upon data seamlessly from edge to cloud. We enable customers to accelerate business outcomes by driving new business models, creating new customer and employee experiences, and increasing operational efficiency today and into the future. Our legacy dates back to a partnership founded in 1939 by William R. Hewlett and David Packard, and we strive every day to uphold and enhance that legacy through our dedication to providing innovative technological solutions to our customers.

Antonio F. Neri was promoted to CEO on February 1, 2018 upon the retirement of Margaret C. Whitman, who had served in that position since our spinoff from HP Inc. on November 1, 2015. Mr. Neri joined the Company in 1995 and possesses a deep understanding of technology, our products, and our service offerings. Under his leadership, we have continued our multi-year transformation and have delivered substantial improvements in operating results versus the prior year. As described later in this discussion, Mr. Neri's compensation upon promotion to CEO was positioned below the median of our peers and well below Ms. Whitman's, who had extensive experience as CEO at both our predecessor company and elsewhere. Assuming Mr. Neri delivers strong and sustained performance, it is the HRC Committee's intent to close the gap in compensation within a reasonable period of time as Mr. Neri gains experience in the CEO role.

During the third quarter of fiscal 2017, we launched an initiative called HPE Next. This initiative involves simplifying our operating model, and streamlining our offerings and business processes to quicken the pace and efficiency of execution. In addition, we continue to shift our investments in innovation towards high growth and higher margin solutions.

Effective at the beginning of the first quarter of fiscal 2018, HPE implemented organizational changes to align its segment financial reporting more closely with its current business structure.

HPE's four primary business segments are:

Hybrid IT—provides a broad portfolio of services-led and software-enabled infrastructure and solutions including secure, software-defined servers, storage, data center networking, and HPE Pointnext services, thereby combining HPE's hardware, software, and services capabilities to make hybrid IT simple for its customers.

Intelligent Edge—consisting of enterprise networking and security solutions for businesses of any size, offering secure connectivity for campus and branch environments, operating under the Aruba brand. The primary business drivers for Intelligent Edge solutions are mobility and Internet of Things ("IoT").

Financial Services—provides flexible investment solutions, such as leasing, financing, IT consumption, and utility programs and asset management services for customers that facilitate unique technology deployment models and the acquisition of complete IT solutions, including hardware, software, and services from Hewlett Packard Enterprise and others.

Corporate Investments—includes Hewlett Packard Labs and certain business incubation projects.

In addition, we made three primary strategic acquisitions in fiscal 2018 to strengthen our portfolio: Cape Networks, RedPixie, and Plexxi. Each are highly complementary to our core business and operate in high-growth markets with strong margins. We also continued our organic investment strategy with numerous exciting products and service offerings, most notably our HPE OneSphere and HPE GreenLake.

These efforts and initiatives position HPE to successfully deliver on our vision and the three key pillars of our strategy:

  •
  First, is our focus on the transformation of our customers' technology for an edge-centric, cloud-enabled, data-driven world.

  •
  Second, is the transformation of our customers' people and processes by creating a culture of growth and innovation.

  •
  Third, is the transformation of our customers' economics and technology investment strategy.

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2019 notice and proxy statement — Executive compensation (CD&A)

Below is a summary of HPE's financial and strategic highlights, as well as their corresponding impact to executive compensation for fiscal 2018.

Summary of Fiscal 2018 Business Highlights(1)	Fiscal 2018 Executive Compensation Impact

FINANCIAL HIGHLIGHTS

•

Increased net revenue by 7% from $28.9 billion in 2017 to $30.9 billion in 2018

•

Increased non-GAAP diluted net earnings per share from continuing operations by 63% from $0.96 in 2017 to $1.56 in 2018, also above the previously provided outlook of $1.50 to $1.55 per share

* GAAP diluted net earnings per share for fiscal 2018 was below the previously provided outlook of $1.85 to $1.90 per share, primarily due to non-cash impacts of U.S. tax reform introduced in early fiscal 2018, including a reduction in our deferred tax asset balance and higher transition tax expense expectations.

•

Increased cash flow from operations by 122% from $1.3 billion in 2017 to $3.0 billion in 2018

•

Increased returns to stockholders in the form of share repurchases and dividends by 39% from $3.0 billion in 2017 to $4.1 billion in 2018

Annual Incentive Program

•

The calculated annual incentive achievement as a percent of target for NEOs was determined using a preset formula that included revenue and operating profit goals plus a management by objectives ("MBO") modifier directly tied to HPE Next cost savings goals. We overachieved both the revenue and operating profit goals, resulting in a payout before application of the MBO modifier of 146.5% of target. We also overachieved the preset, formulaic HPE Next cost savings goals and this resulted in a modifier of +20%, yielding an overall payout equal to 175.8% of target. In fiscal 2017, the HRC Committee exercised discretion to reduce the calculated bonus payout for our NEOs to zero as a result of the underachievement of our fiscal 2017 financial performance overall. Due to strong execution in fiscal 2018, no negative discretion was exercised (see details in the "Fiscal 2018 PfR Program Annual Incentive Payout" table).

Long-term Incentive Program

•

Fiscal 2017 Performance-contingent Stock Options ("PCSOs"), granted on December 7, 2016, have achieved two of three rigorous stock price performance goals due to our strong performance in fiscal 2018.

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2019 notice and proxy statement — Executive compensation (CD&A)

Summary of Fiscal 2018 Business Highlights(1)	Fiscal 2018 Executive Compensation Impact

STRATEGIC HIGHLIGHTS	Portfolio Optimization

•

Continued execution of HPE Next initiatives designed to simplify our operating model, streamline our offerings and business processes, shift our investments in innovation toward high growth and higher margin solutions and services, and achieve significant net cost savings.

•

Alignment of reportable segments, namely Hybrid IT, Intelligent Edge, Financial Services, and Corporate Investments.

Targeted Acquisitions

•

Hybrid IT

–

Plexxi provides innovative software-defined networking technology, which we plan to integrate into both SimpliVity and our composable infrastructure offerings.

–

RedPixie will further strengthen the Hybrid IT consulting capabilities within HPE Pointnext, our Operational Services and Advisory and Professional Services consulting and support business.

•

Intelligent Edge

–

Cape Networks expands Aruba's AI-powered networking capabilities with a sensor-based network assurance solution that improves network performance, reduces disruptions, and significantly simplifies IT management for our customers.

Annual Incentive Program

•

Fiscal 2018 MBO goals were focused solely on performance-based financial HPE Next cost savings targets due to the significant focus on strong execution of the HPE Next initiative.

•

New streamlined operating model helped our NEOs and employees focus on financial goals for their specific areas, driving strong results in fiscal 2018.

Long-term Incentive Program

•

Performance-adjusted Restricted Stock Units ("PARSUs") were reintroduced for fiscal 2018 following the completion of the portfolio restructuring activities in fiscal 2017, and the resulting improvement in our ability to better forecast multi-year financial performance. PARSUs represent 50% of each executive's annual Long-term Incentive ("LTI") grant value. The fiscal 2018 PARSUs vest based on the performance of corporate net income and relative total stockholder return over two- and three-year performance periods.

(1)
Financial results, including the GAAP to non-GAAP reconciliation, are reflected as reported in HPE's fourth quarter fiscal 2018 earnings press release, which can be found at https://investors.hpe.com. Results in illustrations above have been rounded.

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2019 notice and proxy statement — Executive compensation (CD&A)

Executive compensation pay-for-performance philosophy

Our executive compensation programs, practices, and policies reflect the Company's commitment to reward short- and long-term performance that aligns with, and drives, stockholder value. The tables below summarize the key elements of the compensation programs applicable to our NEOs in fiscal 2018 relative to HPE's pay-for-performance philosophy.

Pay-for-performance
The majority of compensation for executives is performance based and delivered in the form of equity, in order to align management and stockholder interests

Total direct compensation is generally targeted within a competitive range of the market median, with differentiation by executive, as appropriate, based on individual factors such as tenure, criticality of the role and proficiency in the role, sustained performance over time, and importance to our leadership succession plans

Actual realized total direct compensation is designed to fluctuate with, and be commensurate with, annual and long-term performance, and changes in stockholder value over time

Incentive awards are heavily dependent upon achievement of critical operating goals and our stock performance, and are primarily measured against objective metrics that we believe link directly to the creation of sustainable value for our stockholders

We balance growth objectives, top and bottom line objectives, and short- and long-term objectives to reward for overall performance and avoid overemphasizing a singular focus

A significant portion of our long-term incentives are delivered in the form of performance-based equity, which measures internal and external metrics, ultimately aimed at driving stockholder value

We validate our pay-for-performance relationship annually, through an analysis conducted for the HRC Committee by its independent compensation consultant

In addition, HPE has maintained a number of policies and practices, listed below, to support its compensation philosophy and drive performance that aligns executives' and stockholders' interests.

What we do	What we don't do

✓

Design compensation programs that do not encourage excessive risk-taking

✓

Maintain stock ownership guidelines for executive officers, including a rigorous 7x base salary requirement for the CEO

✓

Provide limited executive perquisites

✓

Prohibit hedging or pledging of Company stock by our executive officers and our directors

✓

Maintain a clawback policy that permits the Company to recover annual and long-term incentives

✓

Maintain a severance policy that provides for "double-trigger" change in control equity vesting

✓

Engage an independent compensation consultant for the HRC Committee that does no other work for the Company

✘

Enter into individual executive compensation agreements

✘

Provide tax gross-ups for executive perquisites

✘

Pay share-dividend equivalents in our long-term incentive program before vesting of the underlying shares occurs

✘

Provide supplemental defined benefit pension plans (except in the case of international transfers, as required by law)

✘

Engage in liberal share recycling

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2019 notice and proxy statement — Executive compensation (CD&A)

Oversight and authority over executive compensation

Role of the HRC Committee and its advisors

The HRC Committee oversees and provides strategic direction to management regarding all aspects of HPE's pay program for senior executives. It makes recommendations regarding the compensation of the CEO to the independent members of the Board for approval, and it reviews and approves the compensation of the remaining Section 16 Officers. Each HRC Committee member is an independent non-employee director with significant experience in executive compensation matters. The HRC Committee engages its own independent compensation consultant as well as its own independent legal counsel.

The HRC Committee continued to retain both FW Cook as its independent compensation consultant and Vedder Price, P.C. ("Vedder Price") as its independent legal counsel in fiscal 2018.

In fiscal 2018, FW Cook provided analyses, market comparator benchmarking, and recommendations that informed the HRC Committee's decisions. All modifications to the compensation programs for our NEOs and other Section 16 Officers were assessed by FW Cook on behalf of the HRC Committee, and were discussed and approved by the HRC Committee. Pursuant to SEC rules, the HRC Committee assessed the independence of all its advisors, and concluded each is independent and that no conflict of interest exists that would prevent FW Cook or Vedder Price from independently providing service to the HRC Committee.

Neither FW Cook nor Vedder Price perform other services for the Company, and neither will do so without the prior consent of the HRC Committee Chair. Both Vedder Price and FW Cook regularly attend HRC Committee meetings and engage with the HRC Committee Chair and the HRC Committee members outside the presence of management.

The HRC Committee met seven times in fiscal 2018. The HRC Committee's independent advisors participated in most of those meetings, as well as preparatory meetings and executive sessions.

Role of management and the CEO in setting executive compensation

Management leads the development of our compensation programs and considers market competitiveness, business results, business strategy, experience, and individual performance in evaluating NEO and other Section 16 Officer compensation. The EVP, Chief People Officer and other members of our human resources organization, together with members of our finance and legal organizations, work with the CEO to design and develop compensation programs and implement the decisions of the HRC Committee. Management also recommends changes to existing plans and programs applicable to NEOs and other Section 16 Officers, as well as financial and other performance targets to be achieved under those programs, and prepares analyses of financial data, peer comparisons, and other briefing materials to assist the HRC Committee in making its decisions. During fiscal 2018, management continued to engage Meridian Compensation Partners, LLC ("Meridian") as its compensation consultant. Because Meridian is engaged by management, the HRC Committee has determined that it is not independent. This was taken into consideration when any information or analyses were provided by Meridian, all of which were also reviewed by FW Cook on behalf of the HRC Committee.

For fiscal 2018, while fomer CEO, Ms. Whitman provided input to the HRC Committee regarding performance metrics and the setting of appropriate company-wide and business-specific performance targets.

Ms. Whitman also recommended target individual MBO goals for the NEOs, including Mr. Neri, and the other senior executives who reported directly to her. Neither Ms. Whitman, nor our current CEO, Mr. Neri, were involved in deliberations regarding their own compensation. Mr. Neri was subject to the same financial performance goals as the executives who led global functions, and his MBOs and compensation were approved by the independent members of the Board upon his appointment to CEO. Ms. Whitman did not participate in HPE's fiscal 2018 annual or long-term incentive programs as a result of her retirement from the Company on February 1, 2018.

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Detailed compensation discussion and analysis

The Compensation Discussion and Analysis or "CD&A" describes the material elements of compensation for the fiscal 2018 NEOs, who are listed below:

Name	Title
Antonio F. Neri	President and Chief Executive Officer (effective February 1, 2018)

Tarek Robbiati	Executive Vice President and Chief Financial Officer (effective September 17, 2018)

John F. Schultz	Executive Vice President and Chief Legal and Administrative Officer and Secretary

Philip Davis	President, Hybrid IT (effective February 23, 2018), and Chief Sales Officer

Alan May	Executive Vice President and Chief People Officer

Former Executive Officers

Margaret C. Whitman(1)	Former Chief Executive Officer (through February 1, 2018)

Timothy C. Stonesifer(2)	Former Executive Vice President and Chief Financial Officer (through September 16, 2018)

Henry Gomez(3)	Former Executive Vice President, Chief Marketing and Communications Officer (through June 1, 2018)

(1)
Effective February 1, 2018, Ms. Whitman retired from HPE. However, because Ms. Whitman held the CEO role during fiscal 2018 for a period of time, she is reported as an NEO in this proxy statement.

(2)
Effective December 31, 2018, Mr. Stonesifer separated from HPE. However, because Mr. Stonesifer held the CFO role through September 16, 2018, he is reported as an NEO in this proxy statement.

(3)
Effective June 1, 2018, Mr. Gomez separated from HPE. However, since Mr. Gomez's compensation exceeded that of the next most highly compensated executive officer who remained employed by HPE at the end of fiscal 2018, he is reported as an NEO in this proxy statement.

Components and mix of compensation

As illustrated in the charts below, our primary focus in compensating executives is on the longer-term and performance-based elements of target total direct compensation. Under the executive compensation program, over 90% of Mr. Neri's fiscal 2018 target total direct compensation as CEO was variable, and on average, 86% was variable for our other NEOs.

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The table below describes HPE's pay components, along with the role and factors for determining each pay component applicable to our NEOs in fiscal 2018.

PAY COMPONENT	ROLE	DETERMINATION FACTORS

Base Salary	• Provides fixed portion of annual cash income	• Value of role in competitive marketplace
• Criticality of the role to the Company
• Skills, experience, and performance of individuals compared to the market as well as internal equity

Annual Incentive (e.g., Pay-for-Results)	• Provides variable portion of annual cash income • Focuses executives on annual objectives that support long-term strategy and value creation

•

Target awards based on competitive marketplace, internal equity, and level of experience

•

Actual awards based on performance against annual goals at the corporate, business segment (where applicable), and individual levels

Long-term Incentives: • PARSUs • RSUs

•

Reinforces need for long-term sustained financial and stock price performance

•

Aligns interests of executives and stockholders, reflecting the time horizon and risk to investors

•

Encourages equity ownership

•

Encourages retention

•

Target awards based on competitive marketplace, level of executive, internal equity, and skills and performance of executive

•

Realized value based on actual performance against corporate goals, and absolute and relative stock price performance

All Other: • Benefits • Perquisites • Severance Protection	• Supports the health and security of our executives, and their ability to save on a tax-deferred basis • Enhances executive productivity	• Competitive marketplace • Level of executive • Standards of good governance • Desire to emphasize performance-based pay

Process for setting and awarding fiscal 2018 executive compensation

The Board and the HRC Committee regularly explore ways to improve our executive compensation program. Fiscal 2018 target compensation levels for HPE executives were determined by the HRC Committee based on recommendations from our former CEO. In making changes for fiscal 2018, the HRC Committee considered the evolution of HPE's business and business needs, as well as appropriate levels of compensation in comparison to HPE's peer companies. The objectives were to encourage strong performance, pay commensurately with performance, and align the interests of HPE's executives with those of HPE's stockholders.

The HRC Committee and the Board considered a broad range of facts and circumstances in setting our overall executive compensation levels. Among the factors considered for our executives generally, and for the NEOs in particular, were market competitiveness, our former CEO's recommendations for all NEOs excluding herself, internal equity, and individual performance. The weight given to each factor may differ from year to year, is not formulaic, and may differ among individual NEOs in any given year. For example, when we recruit externally, market competitiveness, experience, and the circumstances unique to a particular candidate may weigh more heavily when determining compensation levels. In contrast, when determining year over year compensation for current NEOs, internal equity and individual performance may weigh more heavily in the analysis.

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Because such a large percentage of NEO pay is performance based, the HRC Committee spent significant time discussing and determining the appropriate metrics and goals for HPE's annual and long-term incentive programs. For fiscal 2018, management made an initial recommendation of goals, which were assessed by FW Cook, and then were discussed and approved by the HRC Committee. Major factors considered in setting goals for each fiscal year include business results from the most recently completed fiscal year, business-specific strategic plans, macroeconomic factors, competitive performance results and goals, conditions or goals specific to a particular business, and strategic initiatives.

In addition, the HRC Committee considered feedback from our stockholders and the results of our fiscal 2016 Say on Pay vote (which was the most current vote at the time fiscal 2018 compensation was set). Our fiscal 2017 Say on Pay vote reflected 94.9% support from our stockholders, based on the percentage of shares voted. The HRC Committee believes this indicates that our stockholders support the philosophy, strategy, objectives, and administration of our executive compensation programs.

In setting incentive-based compensation for the NEOs, the HRC Committee generally did not consider the effect of past changes in stock price, expected payouts, or earnings under other programs. In addition, incentive compensation decisions were made without regard to length of service or awards in prior years.

Following the close of fiscal 2018, the HRC Committee reviewed actual financial results and MBO performance against quantifiable and preset objective goals under our incentive compensation programs for the year. Actual payouts were determined by reference to performance against the established goals. In addition, the HRC Committee met in executive session without members of management present, to review the MBO results for Mr. Neri, which were then approved by the independent members of the Board.

Because overall performance was strong in fiscal 2018, unlike fiscal 2017 when the Committee exercised discretion to eliminate payouts as a result of the underachievement of our fiscal 2017 financial performance overall, no negative discretion was applied in fiscal 2018.

Compensation program enhancements for fiscal 2018

The fiscal 2018 annual and long-term incentive programs remained largely consistent with those from the prior year, but three enhancements were made to better align executive and stockholder interests:

Annual Incentive Program

•
Fiscal 2018 financial goals were focused on corporate revenue and operating profit. Net income was replaced by operating profit to strengthen the line of sight and accountability of our NEOs. Additionally, the free cash flow metric was eliminated to avoid overweighting similar goals as we believe operating profit to be an appropriate alternative to free cash flow. While no longer a measured objective for our annual incentive program, the management of tax rates and interest expense continues to be important to HPE and is now incorporated through the use of net income as the primary PARSU metric in the long-term incentive program.

•
The MBO component of the annual incentive program became a modifier of financial funding rather than an equally weighted measure, and was based on a pre-established formulaic objective directly related to HPE Next cost savings. The achievement of (or failure to achieve) such pre-established MBOs may result in a 20% increase (or 20% decrease) to financial funding, with the outcome dependent on a preset performance schedule that was established at the beginning of the performance period.

Long-term Incentive Program

•
Following the completion of the portfolio restructuring activities in fiscal 2017, and in connection with our ability to better forecast multi-year financial performance, PARSUs were reintroduced for fiscal 2018, representing 50% of each executive's annual grant value. We believe this enhancement improves the balance of absolute and relative business performance.

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Determination of fiscal 2018 executive compensation

Fiscal 2018 base salary

Consistent with a philosophy of linking pay to performance, our executives received a small percentage of their target total direct compensation in the form of base salary. The NEOs are paid an amount of base salary sufficient to attract qualified executive talent and maintain a stable management team. The HRC Committee targeted executive base salaries to be at or near the market median for comparable positions at our peer companies, and to generally comprise approximately 10% to 15% of the NEOs' overall target total direct compensation, which is consistent with the practice of our peer-group companies.

As part of HPE's annual compensation-management process, Ms. Whitman recommended, and the HRC Committee reviewed and approved, the following fiscal 2018 base salary increases to more closely align our NEOs with similar executives of HPE's peer companies. The independent members of our Board increased Mr. Neri's salary to $1 million upon his promotion to CEO, effective February 1, 2018.

Annual Base Salary

Named Executive Officer	Fiscal 2017($)	Fiscal 2018($)	Increase %(1)
Antonio F. Neri(2)	800,000	1,000,000	25%

Tarek Robbiati(3)	N/A	800,000	N/A

John F. Schultz	725,000	725,000	—

Philip Davis(3)	N/A	780,000	N/A

Alan May(3)	N/A	590,000	N/A

Margaret C. Whitman	1,500,000	1,500,000	—

Timothy C. Stonesifer	725,000	745,000	3%

Henry Gomez	700,000	700,000	—

(1)
Increase percentages may be rounded.

(2)
Mr. Neri's annual base salary was increased to $1 million upon his promotion to CEO, effective February 1, 2018.

(3)
Prior to fiscal 2018, Messrs. May and Davis were not identified as NEOs, and therefore compensation prior to fiscal 2018 is not disclosed. Mr. Robbiati was not employed by HPE prior to fiscal 2018.

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Fiscal 2018 annual incentives

Pay-for-Results ("PfR") program design

The NEOs, excluding Mr. Davis, were eligible to earn an annual incentive under our 2015 Stock Incentive Plan for fiscal 2018. The target annual incentive awards for fiscal 2018 were set at 150% of base salary for Mr. Neri, and 125% of base salary for the other NEOs. Because of her impending retirement, Ms. Whitman was not eligible for an annual incentive award for fiscal 2018.

The fiscal 2018 annual incentive program, illustrated above, consisted of two core financial metrics of revenue and operating profit. Both corporate revenue and profitability continued to be important annual measures to drive stockholder value through company strategy and business results. The achievement of certain individual performance-based financial MBO goals resulted in either a 20% increase or 20% decrease to financial funding to determine the final annual incentive payout for each participating NEO. The MBO goals were established at the beginning of the performance period and were measured objectively and formulaically at year-end.

The specific metrics, their linkage to corporate or business results, as applicable, and the weighting that was placed on each, were chosen because the HRC Committee believed:

  •
  performance against these metrics enhances value for stockholders, capturing both the top and bottom line;

  •
  requiring both revenue and profitability to be above target in order to achieve an above-target payout on these two measures encourages the pursuit of profitable revenue and strong margins;
  •
  a balanced weighting and various caps limit the likelihood of rewarding executives for taking excessive risk; and

  •
  using different measures avoids paying for the same performance twice.

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These financial performance metrics are defined and explained in greater detail below:

Fiscal 2018 PfR

Financial Performance Metrics	Definition(1)	Rationale for Metric
Corporate Revenue	Net revenue as defined and reported in HPE's Annual Report on Form 10-K for fiscal 2018	Reflects top line financial performance, which is a strong
indicator of our long-term ability to drive stockholder value

Corporate Operating Profit	Non-GAAP operating profit, as defined and reported in HPE's fourth quarter fiscal 2018 earnings press release(2)	Reflects operational financial
performance (excluding non-GAAP adjustments, interest and other, net, earnings in equity interests, and tax), which is directly tied to stockholder value on a short-term basis

(1)
While financial results are reported in accordance with generally accepted accounting principles ("GAAP"), financial performance targets and results under incentive plans are based on certain non-GAAP financial measures. The financial results, whether GAAP or non-GAAP, may be further adjusted as permitted by the relevant plans and approved by the HRC Committee. The HRC Committee reviewed GAAP to non-GAAP adjustments and any other adjustments to ensure performance took into account the way the goals were set and executive accountability for performance. These metrics and the related performance targets are relevant only to HPE's executive compensation program and should not be used or applied in other contexts.

(2)
Fiscal 2018 non-GAAP net earnings exclude after-tax costs related to the amortization of intangible assets, impairment of goodwill, restructuring charges, transformation costs, disaster charges, acquisition and other related charges, separation costs, defined benefit plan settlement charges and remeasurement (benefit), tax indemnification adjustments, loss from equity interests, adjustments for taxes, valuation allowances, and separation taxes, and tax reform. HPE's management used non GAAP net earnings to evaluate and forecast HPE's performance before gains, losses, or other charges that were considered by HPE's management to be outside of HPE's core business segment operating results. We believe that presenting non GAAP net earnings provides investors with greater visibility to the information used by HPE's management in its financial and operational decision making. We further believe that providing this additional non GAAP information helps management to evaluate and measure performance. This additional non GAAP information is not intended to be considered in isolation or as a substitute for GAAP net earnings.

Consistent with prior years, and in consideration of HPE's continued business transformation and the considerable impact of foreign exchange rates, the HRC Committee approved plan mechanics in the beginning of the performance period to non-discretionarily revise any internal financial goals for business transformation transactions that have a material impact to HPE's revenue, and to limit foreign exchange impact on actual performance results to no more than +/– 5%. The HRC Committee continues to have negative discretion to the extent it decides against revising the performance goals, and can review and approve adjustments below the initially set guidelines in special cases

Fiscal 2018 Financial Results

Shortly after the completion of the fiscal year, the HRC Committee reviewed and determined performance against the corporate financial metrics as follows:

Fiscal 2018 PfR Program—Corporate Performance Against Financial Metrics

Metric	Weight	Target(1)(2) ($ in billions)	Result ($ in billions)	Percentage of Target Annual Incentive Funded
Revenue	50.0% à Reverted to Operating Profit(2)	28.4	30.9	Reverted to Operating Profit(2)

Operating Profit	50.0% à 100%(2)	2.7	2.8	146.5%

Total	100.0%	—	—	146.5%

(1)
Corporate targets are only disclosed after the end of the performance period, and were set at appropriate levels to reflect a smaller-sized company following the Enterprise Services and Software spin-merge transactions that occurred in fiscal 2017.

(2)
As a result of the annual incentive program mechanics discussed above, because both final revenue and profit achievement were above target, the 50% revenue weighting reverted to the weighting of the operating profit metric.

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Discussion of Fiscal 2018 MBOs

As discussed earlier, HPE launched the HPE Next initiative in the third quarter of fiscal 2017. This initiative is designed to simplify our operating model, streamline our offerings and business processes, shift our investments in innovation toward high growth and higher margin solutions and services, and achieve significant net cost savings. The HRC Committee approved fiscal 2018 MBO goals aligned solely to the performance-based financial achievement of rigorous HPE Next cost savings targets to drive accountability for the HPE Next initiative and HPE's long-term success. The MBO goals were tied directly to the initiative's 3-year estimated gross cost savings of $1.5 billion. However, the Company does not disclose specific HPE Next MBO targets because this information is not otherwise publicly disclosed, and the Company believes it would cause competitive harm to do so. For fiscal 2018, all NEOs participating in the PfR program met or exceeded their formulaic HPE Next cost savings goals, resulting in a 20% increase to the financial funding of their annual incentive payouts.

Based on the fiscal 2018 financial performance and MBO achievement described above, the annual incentive payouts for the NEOs under the PfR program were as follows:

Fiscal 2018 PfR Program Annual Incentive Payout

			% of Target Annual Incentive Funded

Named Executive Officer	Annual Salary ($)	Annual Incentive Target (% of Salary)	Financial Metrics (% of Target)	MBO Modifier (% of Target)	Actual Payout (% of Target)	Actual Payout ($)
Antonio F. Neri(1)	950,000	144.7	146.5	120	175.8	2,417,250

Tarek Robbiati(2)	66,667	125	146.5	120	175.8	146,500

John F. Schultz	725,000	125	146.5	120	175.8	1,593,188

Philip Davis(3)	N/A	N/A	N/A	N/A	N/A	N/A

Alan May	590,000	125	146.5	120	175.8	1,296,525

Margaret C. Whitman(4)	1,500,000	N/A	N/A	N/A	N/A	N/A

Timothy C. Stonesifer	745,000	125	146.5	120	175.8	1,637,138

Henry Gomez(5)	408,493	125	146.5	120	175.8	897,664

(1)
Mr. Neri's total target annual incentive amount was based on a proration of his salary and annual incentive target before and after his appointment to CEO, effective February 1, 2018 ($800,000 salary and 125% annual incentive target in his former role as President, and $1 million salary and 150% annual incentive target as CEO). The annual incentive target percentage for Mr. Neri has been rounded.

(2)
Mr. Robbiati's salary and target annual incentive amounts have been prorated based on his hire date of September 17, 2018.

(3)
Mr. Davis did not participate in the fiscal 2018 PfR program. Instead, he participated exclusively in a sales incentive plan described in the "Sales Incentive Plan" section below.

(4)
Ms. Whitman retired from HPE effective February 1, 2018, and did not participate in the PfR program for fiscal 2018.

(5)
Mr. Gomez's salary and target annual incentive amounts have been prorated based on his separation date of June 1, 2018.

Within the first 90 days of fiscal 2018, the HRC Committee established an "umbrella" pool under which a maximum bonus was determined in order to permit awards to be eligible to be considered qualified performance based compensation under Section 162(m) of the Internal Revenue Code of

1986, as amended (the "Code"). Under the umbrella formula, each NEO who was a covered employee for purposes of Code Section 162(m) was allocated a pro rata share of 1.0% of operating profit based on his or her target annual incentive award, subject to a maximum bonus of 200% of each covered

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employee's target bonus, and the maximum $10 million cap under the PfR program. After certifying the size of the pool and the individual allocations, which were each in excess of the maximum potential bonus for the covered employees, the HRC Committee determined actual payouts based upon financial metrics and MBOs established by the HRC Committee for Section 16 Officers and by the independent members of the Board for Mr. Neri, as described above. Although Mr. Davis was a covered employee for purposes of Code Section 162(m) for fiscal 2018, because he did not participate in the PfR program from fiscal 2018, he was not subject to the "umbrella" pool. As a result, amounts paid to him under his sales incentive plan are not considered to be performance-based compensation for purposes of Code Section 162(m). In addition, as a result of the passage of the so-called "Tax Cut and Jobs Act of 2017," the performance-based exception to the $1 million deduction limit for covered employees that was previously available under Code Section 162(m) will be largely or entirely unavailable beginning in fiscal 2019.

Sales Incentive Plan

Mr. Davis was appointed HPE's President of Hybrid IT and became a Section 16 Officer in February 2018. Mr. Davis retained his former position as HPE's Chief Sales Officer and remained exclusively on his sales incentive plan for the remainder of fiscal 2018. There were no compensation actions taken in fiscal 2018 in recognition of his promotion to President of Hybrid IT.

Mr. Davis's sales incentive plan measured achievement of specific Hybrid IT and HPE Aruba products revenue, Hybrid IT profit, and HPE Pointnext and HPE Aruba Services order targets for fiscal 2018. Under the terms of his sales incentive plan, Mr. Davis received monthly payouts based on the year-to-date financial achievement with any overachievement based on a set of payout accelerators for incremental achievement above target, and underachievement resulting in below target payouts. The financial targets pertaining to Mr. Davis's sales incentive plan are not being disclosed because we believe such disclosure would cause us competitive harm and we consider this information to be confidential business information. However, we believe his targets were difficult to achieve and were set at levels necessary to drive stockholder value. Pursuant to Mr. Davis's sales incentive plan, he received total sales incentive payments in the amount of $619,834, which reflected performance above fiscal 2018 targets. For fiscal 2019, Mr. Davis will participate exclusively in HPE's standard PfR program, similar to other NEOs.

Long-term incentives

Fiscal 2018 Award Mix

The HRC Committee maintained a fiscal 2018 LTI design for our NEOs that consisted of a value-based mix of two equity vehicles illustrated in the following chart:

  •
  PARSUs support the objectives of linking realized value to the achievement of critical financial and operational objectives, and stockholder alignment. Consistent with the PARSU design in fiscal 2016, the earned award varies based on two- and three-year results against pre-determined performance goals, as well as long-term returns to stockholders.

  •
  RSUs support retention and are linked to stockholder value and ownership, which are also important goals of HPE's executive compensation program. Annual RSUs vest ratably over three years from the date of grant.

Fiscal 2018 LTI Grant Values

The HRC Committee, and in the case of Mr. Neri, the independent members of the Board, approved the value of fiscal 2018 annual LTI awards for the NEOs based on factors such as competitive market data, internal equity, individual performance, and the executives' potential future contributions. Ms. Whitman did not receive a fiscal 2018 LTI award. Messrs. Robbiati and Davis were not executive officers at the time of the fiscal 2018 annual LTI awards and, therefore, did not receive

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the same mix of PARSU and RSU grants as other NEOs.

Fiscal 2018 LTI Target Award Values ($)

Named Executive Officer	PARSUs (50%)	RSUs (50%)	Total LTI Value (100%)
A. Neri	4,500,000	4,500,000	9,000,000

T. Robbiati	—	3,500,000	3,500,000

J. Schultz	2,000,000	2,000,000	4,000,000

P. Davis	—	3,000,000	3,000,000

A. May	1,500,000	1,500,000	3,000,000

M. Whitman	—	—	—

T. Stonesifer	2,250,000	2,250,000	4,500,000

H. Gomez	1,375,000	1,375,000	2,750,000

These values represent the target dollar value of awards granted. The actual grant date fair value may vary. For more information on NEO grants of PARSUs and RSUs during fiscal 2018, see the "Grants of Plan-Based Awards in Fiscal 2018" table.

Fiscal 2018 PARSUs

The PARSUs were structured to have two- and three-year performance periods that began at the start of fiscal 2018 and continue through the end of fiscal 2019 and 2020, respectively. Under this program, fifty percent of the PARSUs are eligible for vesting based on performance over two years with continued service, and fifty percent are eligible for vesting based on performance over three years with continued service. The two- and three-year performance measures are each based on HPE's non-GAAP net income results and a modifier dependent upon relative TSR performance against the S&P 500 constituents.

The PARSUs granted to our NEOs measure net income to drive accountability for all aspects of revenue, costs, expenses, depreciation on past capital expenditures, and taxes, which we believe are all key drivers of stockholder value. Internal net income goals were set after consideration of historical performance, internal budgets, and external expectations.

Effective for fiscal 2019 and as described in more detail in our discussion under "Accounting and Tax Effects," changes made by the so-called "Tax Cuts and Jobs Act of 2017" generally eliminated the tax deduction exception for performance-based compensation under Code Section 162(m). We, however, intend to continue to grant performance-based awards.

Additional details regarding the fiscal 2018 PARSU design are illustrated and further described below.

Fiscal 2018 PARSUs

Segment	Vesting(1)	Non-GAAP Net Income vs. Internal Goals(2)(3)		Relative TSR vs. S&P 500 +/– 20% Modifier		Overall Payout(4)
Segment One	50% after 2-year Performance Period	Max > Target Target Threshold < Threshold	200% 150% 100% 50% 0%	≥ 90th percentile 70th percentile 50th percentile ≤ 25th percentile	1.2x 1.1x 1.0x 0.8x	0 – 200% of Target

Segment Two	50% after 3-year Performance Period	Max > Target Target Threshold < Threshold	200% 150% 100% 50% 0%	≥ 90th percentile 70th percentile 50th percentile ≤ 25th percentile	1.2x 1.1x 1.0x 0.8x	0 – 200% of Target

(1)
Performance measurement and vesting occur fifty percent each at the end of the two- and three-year periods, subject to continued service.

(2)
Net income goals are determined based on the most recent preceding fiscal-year results adjusted by the pre-determined year-over-year net income growth rates approved by the HRC Committee at the beginning of the performance period.

(3)
Targets to be disclosed only following the end of the performance periods out of concern for competitive harm.

(4)
Interpolated for performance between threshold/target and target/maximum achievement levels for net income and relative TSR.

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Other fiscal 2018 LTI awards

In October 2017, Mr. Davis received a performance-based strategic cash retention award in the amount of $2 million as a result of the promotion to his former non-Section 16 Officer role as Chief Sales Officer. The award was to be paid in two installments over a period ending on November 1, 2019, subject to maintaining a satisfactory level of individual performance and continued employment. The first installment was paid on November 1, 2018. Subject to a satisfactory level of individual performance and continued employment, the second installment is scheduled to be paid on November 1, 2019. As discussed earlier, Mr. Davis subsequently became President of Hybrid IT, at which time, no additional fiscal 2018 compensation actions were taken.

Benefits

Our NEOs receive health and welfare benefits (including retiree medical benefits if eligibility conditions are met) under the same programs and subject to the same eligibility requirements that apply to our U.S. employees generally. However, in order to facilitate coverage of his family abroad, Mr. Davis has, since his relocation from Singapore to the United States in early fiscal 2018, participated in an international health insurance plan arranged by the Company for select relocated employees. Otherwise, we do not provide our executives, including the NEOs, with special or supplemental U.S. defined benefit pension or health benefits.

The NEOs, along with other executives who earn base salary or annual incentives in excess of certain limits under the Code, were eligible in fiscal 2018 to participate in the HPE Executive Deferred Compensation Plan (the "EDCP"). This plan was maintained to permit executives to defer a portion of their compensation and related taxation on such amounts. This is a standard benefit plan also offered by the majority of our peers, and is more fully described in the "Narrative to the Fiscal 2018 Nonqualified Deferred Compensation Table" section. Amounts deferred or matched under the EDCP are credited with notional investment earnings based on investment options selected by the participant from among mutual and proprietary funds available to employees under the HPE 401(k) Plan. No amounts in the EDCP earn above-market returns.

Perquisites

Consistent with the practices of our peer group companies, we provide limited perquisites to our senior executives, including the NEOs, as discussed below.

We provide our NEOs with financial counseling services to assist them in obtaining professional financial advice, which is a common benefit among our peers. This helps increase the understanding and effectiveness of our executive compensation program, and also increases productivity by limiting distractions from Company responsibilities to attend to personal financial matters. The value of these services is taxable to our executives.

Our CEO may use company aircraft for personal purposes in the CEO's own discretion and, at times, is advised to use company aircraft for personal travel for security reasons. The other NEOs may use company aircraft for personal purposes under certain limited circumstances, if available and approved in advance by the CEO. The NEOs, including the CEO, are taxed on the value of this personal usage according to applicable tax rules. There is no tax gross-up paid on the income attributable to this value.

For details on perquisites received during fiscal 2018, see the "Summary Compensation Table" below.

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Other compensation-related matters

Use of comparative compensation data and compensation philosophy

The HRC Committee reviewed Section 16 Officer compensation and compared it to that of executives in similar positions with HPE's peers for purposes of benchmarking target pay levels. As a result of the HRC Committee's annual review of our peer group, EMC Corporation was removed for fiscal 2018 due to its acquisition by Dell Inc. The HRC Committee reviewed and approved the following peer group, which informed decision making for fiscal 2018 target pay levels:

Fiscal 2018 Peer Companies

	• Accenture	• Micron Technology
	• ADP	• Oracle Corporation
	• Cisco Systems, Inc.	• Qualcomm
Technology	• Cognizant	• Seagate Technology
	• DXC Technology Company	• Texas Instruments
	• HP Inc.	• Xerox
	• IBM	• Western Digital
• Intel Corporation

Non-technology	• Honeywell	• The Boeing Company

For fiscal 2018, FW Cook used the following screening criteria to develop a pool of potential peers:

  •
  Industry—companies operating in similar or comparable industry space

  •
  Size—companies that would position HPE in a range around the peer median on most size characteristics

HPE is positioned in a reasonable range around peer median on several size characteristics (e.g., revenue, operating income, and total assets). At the time the fiscal 2018 peer group was approved, the Company was above the 50th percentile for revenue and below the 25th percentile for market capitalization, despite the removal of several large companies from its prior peer groups.

In reviewing comparative pay data from these companies against pay for our Section 16 Officers, the HRC Committee evaluated data, using regression analysis where necessary to adjust for size differences between HPE and the peer group companies. Exclusions were made for particular data points of certain companies if they were anomalous and not representative of market practices. The HRC Committee continued to set target total direct compensation levels for fiscal 2018 that were generally at or near the market median, although in some cases it was higher for attraction and retention purposes.

In fiscal 2018, the HRC Committee completed its annual review of our fiscal 2019 peer group and found there to be appropriate additions and deletions to bring HPE into closer alignment with the median of our peers on both revenue and market capitalization. Flex Ltd., Jabil, Juniper Networks, and NetApp were added to our peer group for fiscal 2019, while Boeing, Oracle, and Texas Instruments were removed.

The HRC Committee will continue to review HPE's peer group annually to assess the appropriateness for competitive benchmarking of executive pay and compensation design.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

HPE has stock ownership guidelines designed to align executives' interests more closely with those of our stockholders, and to mitigate the potential for taking excessive risk that could affect the value of HPE stock. Under the guidelines, within five years of assuming a designated position, the CEO is expected to attain and hold an investment position in our stock equal to seven times base salary, and all other NEOs are expected to attain and hold an investment position equal to five times base salary. Shares counted toward the guidelines include those

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held by the executive directly or through a broker, shares held in the HPE 401(k) Plan, shares held as unvested restricted stock, shares underlying time-vested RSUs, and shares underlying vested but unexercised stock options (fifty percent of the in-the-money value of such options is used for this calculation). All NEOs who were actively employed at that time held the expected investment position in HPE's stock as of the end of fiscal 2018.

ANTI-HEDGING/PLEDGING POLICY

We have a policy prohibiting HPE's executive officers and directors from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in HPE stock, including, among other things, short sales and transactions involving publicly-traded options. In addition, with limited exceptions, HPE's executive officers are prohibited from holding HPE stock in margin accounts and from pledging HPE stock as collateral for loans. We believe that these policies further align executives' interests with those of our stockholders.

POLICY ON RECOVERY IN EVENT OF FINANCIAL RESTATEMENT

HPE maintains a "clawback" policy that permits the Company to recover certain annual and long-term cash incentives from senior executives in the event that fraud or personal misconduct results in a significant restatement of financial results. The policy permits the recovery of incentives paid from those senior executives whose fraud or misconduct resulted in the restatement to the extent the amounts paid would have been lower absent the fraud or misconduct, as determined by the Board. In addition, HPE's equity grant agreements and employee agreements regarding confidential information and proprietary developments provide that incentive and equity awards are subject to clawback, cancellation, or other appropriate treatment if the recipient engages in misconduct that is prohibited by applicable law or HPE policy, or if clawback is otherwise required by applicable law or HPE policy.

FISCAL 2019 COMPENSATION PROGRAM

The HRC Committee approved a fiscal 2019 compensation structure that continues to align our executives with stockholder interests and drive our business strategy.

  •
  The annual incentive PfR program remains largely unchanged. Performance metrics for

    Corporate-level Section 16 Officers will continue to be measured at the corporate level, while the Section 16 Officers who are Business Segment Presidents will continue to be measured at the business level. While the maximum total payout continues to be 200% of target, each individual financial metric may fund up to 200% of target, reduced from 250% of target in prior years. MBOs will continue to be a modifier of financial results, and will be based on pre-established performance goals that support our business strategy. The potential MBO outcome will shift from a 20% increase or 20% decrease, to an outcome that may range between a 20% increase and 20% decrease.

  •
  No changes were made to the long-term incentive program for fiscal 2019 as it continues to be highly performance based, aligns our NEOs with stockholder interests, and strongly protects against undesirable attrition.

In fiscal 2019, the HRC Committee will continue its ongoing evaluation of the overall compensation system to ensure that it best supports the Company's talent needs, rewards management for the successful execution of operating goals and the long-term vision associated with the recently completed portfolio restructuring, and aligns pay with stockholder interests and strong governance standards.

HPE'S FISCAL 2018 CEO TRANSITION

As previously disclosed in our 2018 proxy, Ms. Whitman and the Board mutually agreed that her retirement date would be effective as of February 1, 2018, and that she would become a non-employee director on HPE's Board following her retirement as CEO. Ms. Whitman's fiscal 2018 base salary remained unchanged from fiscal 2017 for the duration of her tenure as CEO, and she did not participate in HPE's fiscal 2018 annual or long-term incentive programs as a result of her impending retirement from the Company.

In conjunction with the equity modifications that were approved in May 2016 by the independent members of the Board, all unvested equity held by Ms. Whitman as of May 24, 2016, vested in full upon her retirement. Based on HPE's standard retirement treatment of equity awards, Ms. Whitman's RSUs granted after May 24, 2016, continue to vest in full based on their original vesting schedule.

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Ms. Whitman's PCSOs granted after May 24, 2016 received pro rata vesting treatment as a result of her retirement and the achievement of the associated performance conditions prior to the forfeiture dates. See the "Potential Payments Upon Termination or Change in Control" table for further details.

Upon the appointment to CEO effective February 1, 2018, Mr. Neri's base salary increased to $1 million with a target annual incentive of 150%. Mr. Neri's fiscal 2018 annual equity award in the amount of $9 million reflected his appointment to CEO. Additionally, Mr. Neri's total target compensation upon promotion was conservatively positioned below the median of our peers, with the intent to bring him into closer alignment within a reasonable period of time as Mr. Neri gains experience in the CEO role, subject to business and individual performance, as well as other factors.

ACCOUNTING AND TAX EFFECTS

The impact of accounting treatment is considered in developing and implementing our compensation programs, including the accounting treatment as it applies to amounts awarded or paid to our executives.

The impact of federal tax laws on our compensation programs is also considered, including the deductibility of compensation paid to the NEOs, as limited by Code Section 162(m). Historically, our compensation program was designed with the intention that compensation paid in various forms may be eligible to qualify for deductibility under Code Section 162(m), but there have been and may be other exceptions for administrative or other reasons. In addition, the recent elimination of the performance-based compensation exception under Code Section 162(m) as a result of the recent enactment of the so-called "Tax Cuts and Jobs Act of 2017" will have an effect on the tax deductibility of our future compensation programs.

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HRC COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The undersigned members of the HRC Committee of the Board of Directors of Hewlett Packard Enterprise Company have reviewed and discussed with management this Compensation Discussion and Analysis. Based on this review and discussion, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K of Hewlett Packard Enterprise Company filed for the fiscal year ended October 31, 2018.

HRC Committee of the Board of Directors

Pamela L. Carter, Chair
Patricia F. Russo
Mary Agnes Wilderotter

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2019 notice and proxy statement — Executive compensation (CD&A)

Summary compensation table

The following table sets forth information concerning the compensation of our CEO, CFO, our three other most highly compensated executive officers who remained employed at the end of fiscal 2018, as well as our former CEO, our former CFO, and one additional executive officer who served during fiscal 2018.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)

Antonio F. Neri(6)	2018	950,000	—	9,202,540	—	2,417,250	1,717	51,498	12,623,005
President and Chief	2017	753,152	—	2,250,686	2,898,454	—	—	51,407	5,953,699
Executive Officer	2016	725,028	—	6,579,914	4,359,346	665,943	29,477	82,705	12,442,413

Tarek Robbiati(7)	2018	100,000	500,000	3,500,008	—	146,500	—	77,212	4,323,720
Executive Vice President,
Chief Financial Officer

John F. Schultz	2018	725,000	—	4,090,015	—	1,593,188	—	50,557	6,458,760
Executive Vice President,	2017	725,026	—	1,375,415	1,849,721	—	—	99,286	4,049,448
Chief Legal and
Administrative Officer
and Secretary

Philip Davis(8)	2018	875,075	1,202,151	2,999,993	—	619,834	—	344,854	6,041,907
Chief Sales Officer, and
President, Hybrid IT

Alan May	2018	590,000	—	3,067,504	—	1,296,525	—	506,363	5,460,392
Executive Vice President,
Chief People Officer

Margaret C. Whitman(9)	2018	588,366	—	—	—	—	—	161,676	750,042
Former Chief Executive	2017	1,500,053	—	6,502,023	8,743,885	—	—	338,161	17,084,122
Officer	2016	1,500,058	—	18,970,393	11,729,190	3,081,189	—	283,521	35,564,351

Timothy C. Stonesifer(10)	2018	745,000	—	4,601,270	—	1,637,138	—	58,720	7,042,128
Executive Vice President,	2017	725,026	—	2,000,607	2,427,935	—	—	59,996	5,213,564
Former Chief Financial	2016	675,026	—	3,386,593	1,785,860	813,850	—	67,521	6,728,850
Officer

Henry Gomez(11)	2018	410,985	1,000,000	2,811,891	—	897,664	—	499,456	5,619,996
Former Executive Vice	2017	700,025	—	1,375,415	1,840,540	—	—	5,737	3,921,717
President, Chief Marketing
and Communications Officer

(1)
Amounts shown represent base salary earned during the fiscal year, as described in the "Fiscal 2018 Base Salary" section.

(2)
The grant date fair value of all stock awards has been calculated in accordance with applicable accounting standards. For information on the assumptions used to calculate the fair value of the awards, refer to Note 7, "Stock Based Compensation" to our "Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended October 31, 2018, as filed with the SEC on December 12, 2018. In the case of RSUs, the value is determined by multiplying the number of units granted by the closing price of HPE's stock on the grant date. For PARSUs awarded in fiscal 2018, amounts shown reflect the grant date fair value of the PARSUs for the two- and three-year performance periods beginning with fiscal 2018, based on the probable outcome of performance conditions related to these PARSUs on the grant date. The 2018 PARSUs include both market-related (relative TSR) and internal (non-GAAP net income) performance goals as described under "Determination of Fiscal 2018 Executive Compensation—Long-term Incentives." Consistent with the applicable accounting standards, the grant date fair value of the relative TSR component has been determined using a Monte Carlo simulation model.

  The table below sets forth the grant date fair value for the PARSUs granted in fiscal 2018:

Name	Probable Outcome of Performance Conditions Grant Date Fair Value ($)*	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)*

Antonio Neri	$4,702,536	$9,405,072

Tarek Robbiati	—	—

John Schultz	$2,090,014	$4,180,029

Philip Davis	—	—

Alan May	$1,567,507	$3,135,014

Meg Whitman	—	—

Tim Stonesifer	$2,351,268	$4,702,536

Henry Gomez	$1,436,888	$2,873,775

*
Amounts shown represent the grant date fair value of the PARSUs subject to the internal non-GAAP net income performance goals and relative TSR modifier (i) based on the

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    probable or target outcome as of the date the goals were set and (ii) based on achieving the maximum level of performance (i.e., 200% of target) for the two- and three-year performance periods beginning in fiscal 2018. The grant date fair value of the PARSUs awarded on December 7, 2017, was $14.86 per unit, which was determined using a Monte Carlo simulation model.

(3)
For all NEOs except Mr. Davis, amounts shown represent payouts under the PfR program. Such amounts were earned during the applicable fiscal year but paid after the end of that fiscal year. For Mr. Davis, the amount shown represents the aggregate fiscal 2018 payout under his sales incentive plan.

(4)
Amounts shown represent the increase in actuarial present value of NEO pension benefits during the applicable fiscal year, as described in more detail under "Narrative to the Fiscal 2018 Pension Benefits Table" below. The amounts reported do not reflect additional accruals, but reflect the passage of one more year from the prior present value calculation and changes in other actuarial assumptions. The assumptions used in calculating the changes in pension benefits are described in footnote 3 linked to the "Fiscal 2018 Pension Benefits Table" below.

(5)
The amounts shown are detailed in the "Fiscal 2018 All Other Compensation Table" below.

(6)
Mr. Neri's base salary reflects a proration between his prior role as President and his current role as President and CEO, effective February 1, 2018.

(7)
Mr. Robbiati's in-hire cash award in the amount of $1 million was structured with two equal payment installments over one year, subject to continued employment. The first installment equal to $500,000 was paid shortly following Mr. Robbiati's start date of September 17, 2018. The second installment is scheduled to be paid on the 12-month anniversary of his start date. Additionally, Mr. Robbiati's in-hire RSUs vest as to one fifth of the units on each of the first five anniversaries of the grant date.
(8)
As the Chief Sales Officer, Mr. Davis participated exclusively in a sales incentive plan in fiscal 2018 with his total on target earnings ("OTE") consisting of 60% base salary and 40% target sales incentive. As a result of his relocation from Singapore to the United States in early fiscal 2018, Mr. Davis received a payment, included in the "salary" column above, in the amount of $91,204 for unused vacation time accrued while in Singapore. Additionally, in October 2017, Mr. Davis received a performance-based strategic cash retention award in the amount of $2 million as a result of the promotion to his former non-Section 16 Officer role as Chief Sales Officer. This award was to be paid in two installments over a period ending on November 1, 2019, subject to maintaining a satisfactory level of individual performance and continued employment. The amount stated in "Bonus" includes the first installment in the amount of $1 million. The amount shown also includes a special bonus in the amount of $202,151 earned in November 2017 in connection with performance on an internal operational efficiency program. Lastly, the value stated in "Non-Equity Incentive Plan Compensation" reflects Mr. Davis's earnings under his sales incentive plan in fiscal 2018.

(9)
Effective February 1, 2018, Ms. Whitman retired from HPE. However, because Ms. Whitman held the CEO role during fiscal 2018, she is reported as an NEO in this proxy statement.

(10)
Effective December 31, 2018, Mr. Stonesifer separated from HPE. However, because Mr. Stonesifer held the CFO role during fiscal 2018 (through September 16, 2018), he is reported as an NEO in this proxy statement.

(11)
Effective June 1, 2018, Mr. Gomez separated from HPE. However, since Mr. Gomez's compensation exceeded that of the next most highly compensated executive officer who remained employed at the end of fiscal 2018, he is reported as an NEO in this proxy statement. As previously disclosed in our 2018 proxy, Mr. Gomez was granted a $1 million strategic retention award, which was subject to certain conditions including performance criteria and continued employment with the Company through June 1, 2018, in order to ensure continuity of critical marketing and communications support for organizational and product portfolio transformations in connection with the HPE Next initiative.

Fiscal 2018 all other compensation table

The following table provides additional information about the amounts that appear in the All Other Compensation column in the Summary Compensation Table above:

Name	401(k) Company Match(1) ($)	NQDC Company Match(2) ($)	Mobility Program(3) ($)	Severance Payments ($)	Personal Aircraft Usage(4) ($)	Tax Benefit(5) ($)	Miscellaneous(6) ($)	Total AOC ($)

Antonio F. Neri	8,250	—	25,774	—	12,474	—	5,000	51,498

Tarek Robbiati	3,111	—	57,708	—	—	16,393	—	77,212

John F. Schultz	10,979	—	—	—	1,578	—	38,000	50,557

Philip Davis	10,430	—	203,333	—	438	112,133	18,520	344,854

Alan May(7)	9,504	10,047	316,289	—	37,917	102,106	30,500	506,363

Margaret C. Whitman	—	—	—	—	151,061	—	10,615	161,676

Timothy C. Stonesifer	10,884	—	10,884	—	21,952	—	15,000	58,720

Henry Gomez	7,000	—	—	492,456	—	—	—	499,456

(1)
Represents matching contributions made under the HPE 401(k) Plan based on each NEO's fiscal 2018 contributions.

(2)
Represents matching contributions credited during fiscal 2018 under the HPE Executive Deferred Compensation Plan with respect to contributions made during fiscal 2018.

(3)
Represents benefits provided under our standard company relocation program.

(4)
For purposes of reporting the value of such personal usage in this table, we use data provided by an outside firm to calculate the hourly cost of operating each type of aircraft. These costs include the cost of fuel, maintenance, landing and parking fees, crew, catering, and supplies. For trips by NEOs that involve mixed personal and business usage, we include the incremental cost of such personal usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the personal usage). Personal usage is imputed as income to the executives under the applicable tax rules and no tax gross-ups are provided for this imputed income.

(5)
Represents tax benefits provided under the standard company relocation program. This benefit facilitates the assignment of employees to positions in other locations by minimizing any financial detriment or gain to the employee.

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2019 notice and proxy statement — Executive compensation (CD&A)

(6)
Includes amounts paid either directly to the executives or on their behalf for the following items. Employer charitable donation match of $5,000 for Mr. Neri, $20,000 for Mr. Schultz, $1,000 for Mr. Davis, $12,500 for Mr. May, and $15,000 for Mr. Stonesifer. Financial counseling in the amount of $18,000 for Mr. Schultz, $1,125 for Mr. Davis, $18,000 for Mr. May, and $6,115 for Ms. Whitman. Ms. Whitman's value also includes a benefits-excess credit in the amount of $4,500 for underutilization of HPE benefits. Mr. Davis's amount also includes the $16,395 in premiums paid by HPE toward his international health insurance plan coverage during fiscal 2018.
(7)
Mobility expenses and associated tax benefits for Mr. May were a result of an expected relocation event as part of his hire process, and occurred in fiscal 2018.

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NARRATIVE TO THE SUMMARY COMPENSATION TABLE

The amounts reported in the Summary Compensation Table, including base salary, annual incentive and LTI award amounts, and benefits and perquisites are described more fully under the "Detailed Compensation Discussion and Analysis" section.

The amounts reported in the Non-Equity Incentive Plan Compensation column include amounts earned in fiscal 2018 by each of the NEOs under the PfR program, and in the case of Mr. Davis, under his sales incentive plan. The narrative description of the remaining information in the Summary Compensation Table is provided in the narrative to the other compensation tables.

Grants of plan-based awards in fiscal 2018

The following table provides information on awards granted under the PfR program for fiscal 2018, and awards of RSUs and PARSUs granted as part of the fiscal 2018 long-term incentive compensation, all of which are provided under the HPE 2015 Stock Incentive Plan. In addition, the following table describes the target award to Mr. Davis under his sales incentive plan:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	All Other Option Awards: Exercise or Base Price of Option	Grant-Date Fair Value of Stock and Option

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units(3) (#)	Options (#)	Awards ($)	Awards(4) ($)

Antonio F. Neri
PfR		343,750	1,375,000	2,750,000
Annual RSU	12/07/2017							316,456			4,500,004
Annual PARSU	12/07/2017				158,228	316,456	632,912				4,702,536

Tarek Robbiati
PfR		20,833	83,333	166,666
In-Hire RSU	09/19/2018							210,337			3,500,008

John F. Schultz
PfR		226,563	906,250	1,812,500
Annual RSU	12/07/2017							140,647			2,000,000
Annual PARSU	12/07/2017				70,324	140,647	281,294				2,090,014

Philip Davis(5)
Sales Incentive Plan			520,000
Annual RSU	12/07/2017							210,970			2,999,993

Alan May
PfR		184,375	737,500	1,475,000
Annual RSU	12/07/2017							105,485			1,499,997
Annual PARSU	12/07/2017				52,743	105,485	210,970				1,567,507

Meg Whitman
PfR		—	—	—
Annual RSU	—							—			—
Annual PARSU	—				—	—	—				—

Timothy C. Stonesifer
PfR		232,813	931,250	1,862,500
Annual RSU	12/07/2017							158,228			2,250,002
Annual PARSU	12/07/2017				79,114	158,228	316,456				2,351,268

Henry Gomez
PfR		218,750	875,000	1,750,000
Annual RSU	12/07/2017							96,695			1,375,003
Annual PARSU	12/07/2017				48,348	96,695	193,390				1,436,888

(1)
With the exception of Mr. Davis (discussed in note 5 below), amounts represent the range of possible cash payouts for fiscal 2018 awards under the PfR Program. Mr. Neri's PfR target payout reflects a proration between his prior role as President and his current role as President and CEO, effective February 1, 2018. Mr. Robbiati's PfR target payout has been prorated based on his start date in fiscal 2018. Mr. Gomez's PfR target payout is based on the full fiscal 2018. His actual payout was prorated for the time served in fiscal 2018. With respect to Mr. Gomez, please see "Narrative to the Potential Payments Upon Termination Or Change In Control Table" section for more information.

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(2)
Fiscal 2018 PARSU amounts represent the range of shares that may vest at the end of the two- and three-year performance periods applicable to the award, assuming achievement of threshold, target, and maximum performance. Under this program, fifty percent of the PARSUs are eligible for vesting based on performance over two years with continued service, and fifty percent are eligible for vesting based on performance over three years with continued service. The two- and three-year performance measures are each based on HPE's non-GAAP net income results and a modifier dependent upon relative TSR performance against the S&P 500 constituents. To the extent that our non-GAAP net income performance is below threshold for the performance period, no shares will vest for the applicable tranche. For additional details, see the discussion of PARSU awards under "Determination of Fiscal 2018 Executive Compensation—Long-term Incentives—Fiscal 2018 PARSUs."
(3)
With the exception of Mr. Robbiati, the RSUs vest as to one third of the units on each of the first three anniversaries of the grant date, subject to continued service. Mr. Robbiati's in-hire RSU grant vests as to one fifth of the units on each of the first five anniversaries of the grant date.

(4)
See footnote 2 to the "Summary Compensation Table" for a description of the method used to determine the grant date fair value of stock awards. This value may differ from the value represented in the "Summary Compensation Table" due to rounding.

(5)
For additional details, see the discussion of the "Sales Incentive Plan" under "Determination of Fiscal 2018 Executive Compensation—Fiscal 2018 Annual Incentives—Sales Incentive Plan."

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Outstanding equity awards at 2018 fiscal year-end

The following table provides information on stock and option awards held by the NEOs as of October 31, 2018.

		Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Option Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(3) (#)	Option Exercise Price ($)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested(5)(6) (#)	Market Value of Shares or Units of Stock That Have not Vested(7) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(8) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)

Antonio F. Neri	09/27/2011	24,666	—	—	7.81	09/27/2019	—	—	—	—
	12/07/2011	24,969	—	—	9.39	12/07/2019	—	—	—	—
	12/06/2012	162,142	—	—	4.58	12/06/2020	—	—	—	—
	12/11/2013	88,136	—	—	8.92	12/11/2021	—	—	—	—
	12/10/2014	324,092	—	—	12.36	12/10/2022	—	—	—	—
	11/02/2015	908,197	—	—	8.62	11/02/2023	—	—	—	—
	12/09/2015	434,884	—	—	8.83	12/09/2023	—	—	—	—
	12/07/2016	182,972	182,973	182,973	14.67	12/07/2024	106,210	1,619,703	—	—
	12/07/2017	—	—	—	—	—	323,983	4,940,741	323,983	4,940,741

Tarek Robbiati	09/19/2018	—	—	—	—	—	210,337	3,207,639	—	—

John F. Schultz	12/11/2013	137,597	—	—	8.92	12/11/2021	—	—	—	—
	11/02/2015	499,508	—	—	8.62	11/02/2023	—	—	—	—
	12/09/2015	318,914	—	—	8.83	12/09/2023	—	—	—	—
	12/07/2016	111,816	111,816	111,816	14.67	12/07/2024	64,907	989,832	—	—
	12/07/2017	—	—	—	—	—	143,993	2,195,893	143,993	2,195,893

Philip Davis	12/09/2015	5,668	—	—	8.83	12/09/2023	—	—	—	—
	06/22/2016	—	—	—	—	—	15,198	231,770	—	—
	12/07/2016	—	21,481	—	14.67	12/07/2024	22,304	340,136	—	—
	01/24/2017	—	—	—	—	—	50,761	774,105	—	—
	09/20/2017	—	—	—	—	—	50,075	763,644	—	—
	12/07/2017	—	—	—	—	—	215,988	3,293,817	—	—

Alan May	06/22/2015	572,931	—	—	10.48	06/23/2023	—	—	—	—
	11/02/2015	454,097	—	—	8.62	11/02/2023	—	—	—	—
	12/09/2015	231,936	—	—	8.83	12/09/2023	—	—	—	—
	12/07/2016	101,651	101,651	101,651	14.67	12/07/2024	59,006	899,842	—	—
	12/07/2017	—	—	—	—	—	107,994	1,646,909	107,994	1,646,909

Margaret C. Whitman	12/07/2016	528,587	88,097	—	14.67	02/03/2021	306,831	4,679,173	—	—

Timothy C. Stonesifer	12/10/2014	68,098	—	—	12.36	12/10/2022	—	—	—	—
	12/07/2016	162,642	162,642	162,642	14.67	12/07/2024	94,409	1,439,737	—	—
	12/07/2017	—	—	—	—	—	161,992	2,470,378	161,992	2,470,378

Henry Gomez	11/02/2015	181,640	—	—	8.62	06/02/2019	—	—	—	—
	12/09/2015	106,305	—	—	8.83	06/02/2019	—	—	—	—
	12/07/2016	167,724	—	—	14.67	06/02/2019	—	—	—	—
	12/07/2017	—	—	—	—	—	—	—	24,062	366,946

(1)
For awards granted prior to November 1, 2015, the number of shares and option exercise prices (representing the fair market value of HP Inc. stock on the grant date) were previously converted in connection with HPE's separation from HP Inc. In fiscal 2017, the number of shares and option exercise prices were also converted as a result of both the ES/CSC and SW/Micro Focus spin-merge transactions. In each case, ratios were used that preserved the intrinsic value of the award as of the conversion date.

(2)
Option awards in this column vest with continued service on each of the first, second, and third anniversaries of the date of grant. In conjunction with equity award modifications approved in May 2016, the final tranche of the November 2, 2015, and December 9, 2015 option awards vested in June 2018.

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(3)
Option awards in this column vest upon satisfaction of certain stock price performance conditions and subject to continued service as to one third of the shares on each of the first, second, and third anniversaries of the date of grant, or upon later satisfaction of certain stock price performance conditions. As of October 31, 2018, the fiscal 2017 PCSOs granted on December 7, 2016, achieved two of three stock price performance goals, $16.87 and $18.33 respectively. The remaining stock price performance goal of $19.80 must be met by December 7, 2021 to avoid forfeiture. For the fiscal 2015 PCSOs granted on December 10, 2014, the stock price performance goal of $14.81 was not met by December 10, 2017, which resulted in the forfeiture of the grant. Mr. Schultz, Ms. Whitman, and Mr. Gomez forfeited 422,683, 1,831,633, and 387,459 PSCOs, respectively.

(4)
All options have an eight-year term.

(5)
Stock awards in this column include RSUs and rounded underlying dividend equivalent units accrued through October 31, 2018. With the exception of Mr. Robbiati, the RSUs vest as to one third of the units on each of the first three anniversaries of the grant date, subject to continued service. Mr. Robbiati's in-hire RSU grant vests as to one fifth of the units on each of the first five anniversaries of the grant date.

(6)
In conjunction with equity award modifications approved in May 2016, the final tranche of the November 2, 2015, and December 9, 2015, stock awards vested in June 2018.

(7)
Value calculated based on the $15.25 closing price of HPE stock on October 31, 2018.

(8)
The amounts in this column include fiscal 2018 PARSUs reflected at target and rounded underlying dividend equivalent units accrued through October 31, 2018. Final vested shares are subject to actual performance of HPE's non-GAAP net income and relative TSR within two- and three-year performance periods, subject to continued service. In conjunction with equity award modifications approved in May 2016, the final tranche of the fiscal 2016 PARSUs vested in June 2018.

Option exercises and stock vested in fiscal 2018

The following table provides information regarding options exercised and stock awards vested for the NEOs during fiscal 2018:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)

Antonio F. Neri	—	—	435,786	6,353,902

Tarek Robbiati	—	—	—	—

John F. Schultz	—	—	220,578	3,218,144

Philip Davis	16,405	96,079	87,370	1,393,305

Alan May	—	—	233,997	3,478,718

Margaret C. Whitman(4)	9,670,870	85,529,413	1,110,809	16,684,124

Timothy C. Stonesifer	751,539	6,164,338	286,303	4,265,341

Henry Gomez(5)	805,214	6,299,067	260,863	3,836,852

(1)
Represents the amounts realized based on the difference between the exercise price and the market price of shares of HPE stock on the date of exercise, multiplied by the number of shares purchased.

(2)
Includes PARSUs, RSUs, and accrued dividend equivalent shares. In conjunction with equity award modifications approved in May 2016, the final tranche of the November 2, 2015, and December 9, 2015 stock awards vested in June 2018.
(3)
Represents the fair market value of HPE stock on the vesting date for PARSUs, RSUs, and accrued dividend equivalent shares. Fair market value is determined based on the closing price of HPE stock on the applicable vesting date.

(4)
Ms. Whitman's stock awards include the shares vested as a result of her retirement from HPE.

(5)
Mr. Gomez's stock awards include the shares vested as a result of his separation from HPE.

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Fiscal 2018 pension benefits table

The following table provides information about the present value of accumulated pension benefits payable to each NEO:

Name(1)	Plan Name(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)

Antonio F. Neri	Nederland Plan	3.2	$77,274	—
	IRG	22.5	$85,221	—

Tarek Robbiati		—	—	—

John F. Schultz		—	—	—

Philip Davis		—	—	—

Alan May		—	—	—

Margaret C. Whitman		—	—	—

Timothy C. Stonesifer		—	—	—

Henry Gomez		—	—	—

(1)
Only Mr. Neri is eligible to receive benefits under any HPE defined benefit pension plan.

(2)
The "Nederland Plan" refers to the Stichting Pensioenfonds Hewlett Packard Nederland, a multiple employer pension under which HPE currently participates. The "IRG" refers to the International Retirement Guarantee.

(3)
Because the change in the pension table amounts from those in the prior fiscal year determine the increase in pension value, both the current assumptions as of October 31, 2018, and for the prior fiscal year as of October 31, 2017, have been included in the following description. Mr. Neri participated in a HP Inc. pension plan while employed in the Netherlands. As of October 31, 2018, the present value for this plan is based on a discount rate of 1.78% and mortality in accordance with the AG forecast table 2018. As of October 31, 2017, the assumptions included a discount rate of 1.92% and mortality in accordance with the AG forecast table 2016. The earliest unreduced retirement age in the Nederland Plan is age 67. Due to his transfer from the Netherlands to the U.S. at the request of the Company, Mr. Neri is also covered under the IRG. As of October 31, 2018, the present value of IRG benefits is based on a discount rate of 4.26%, lump sum interest rates of 3.21% for the first five years, 4.26% for the next 15 years and 4.55% thereafter, and applicable mortality. As of October 31, 2017, the assumptions included a discount rate of 3.34%, lump sum interest rates of 1.96% for the first five years, 3.58% for the next 15 years and 4.35% thereafter, and applicable mortality. The earliest unreduced retirement age for the IRG based on Mr. Neri's employment history is age 65.

NARRATIVE TO THE FISCAL 2018 PENSION BENEFITS TABLE

HPE does not sponsor any qualified U.S. defined benefit pension plans and only participates in one nonqualified U.S. defined benefit retirement plan for selected international transfers. As a result, no NEO currently accrues a benefit under any U.S. qualified defined benefit pension plan. Benefits previously accrued by an NEO under non-U.S. HPE pension plans are payable to them following termination of employment, subject to the terms of the applicable plan. Mr. Neri, who is a participant in the nonqualified U.S. plan for international transfers, has the potential to accrue an additional benefit under the International Retirement Guarantee ("IRG"), but only in the event that HPE requires him to change the country of his employment.

TERMS OF THE NETHERLANDS PENSION PROGRAM

Mr. Neri earned a pension benefit under a Netherlands pension program based on his final pay and years of service while employed by HP Inc. in the Netherlands. That pension plan considers a pensionable base which is salary less an offset; the offset reflects the Dutch social security benefits which do not vary with pay levels. The annual accrual that was provided when Mr. Neri participated was 1.75% of his final pensionable base. There is also a 70% spousal benefit provided upon his death while receiving retirement payments. The benefit under the Dutch pension plan is subject to an annual conditional indexation (there was 0.21% of indexation in fiscal 2018). In 2014, with Dutch law changes to extend unreduced retirement ages, all previously accrued benefits were converted to a pension commencing at age 67.

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TERMS OF THE INTERNATIONAL RETIREMENT GUARANTEE

Employees who transferred internationally at HP Inc.'s request prior to 2000 were put into an international umbrella plan. This plan determines the country of guarantee which is generally the country in which an employee has spent the longest portion of his HP Inc. or HPE career. For Mr. Neri, the country of guarantee is currently the U.S. The IRG determines the present value of a full career benefit for Mr. Neri under the HP Inc. sponsored retirement benefit plans that applied to employees working in the U.S. prior to the separation of HPE from HP Inc., and to the HPE 401(k) Plan after the separation, and U.S. Social Security (since the U.S. is his country of guarantee) then offsets the present value of the retirement benefits from plans and social insurance systems in the countries in which he earned retirement benefits for his total period of HP Inc. and HPE employment. The net benefit value is payable as a single sum as soon as practicable after termination or retirement. This is a nonqualified retirement plan.

We do not sponsor any other supplemental defined benefit pension plans or special retiree medical benefit plans for executive officers.

Fiscal 2018 nonqualified deferred compensation table

The following table provides information about contributions, earnings, withdrawals, distributions, and balances under the EDCP:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(1)(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FY End ($)

Antonio F. Neri	—	—	—	—	—

Tarek Robbiati	—	—	—	—	—

John F. Schultz	—	—	34,118	—	1,869,961

Philip Davis	—	—	—	—	—

Alan May	251,648	10,047	24,517	—	703,280

Margaret C. Whitman	—	—	—	—	—

Timothy C. Stonesifer	—	—	135	—	23,380

Henry Gomez	—	—	—	—	—

(1)
The amounts reported here as "Executive Contributions" and "Registrant Contributions" are reported as compensation to such NEO in the "Summary Compensation Table" above.
(2)
The contributions reported here as "Registrant Contributions" were made in fiscal 2018 with respect to participant base salary deferrals during fiscal 2018.

NARRATIVE TO THE FISCAL 2018 NONQUALIFIED DEFERRED COMPENSATION TABLE

The amounts reported in the Nonqualified Deferred Compensation Table were provided under the EDCP, a nonqualified deferred compensation plan that permits eligible U.S. employees to defer base salary in excess of the amount taken into account under the qualified HPE 401(k) Plan and bonus amounts of up to 95% of the annual incentive bonus payable under the PfR program. In addition, a matching contribution is available under the plan to eligible employees. The matching contribution applies to base salary deferrals on compensation above the Code limit that applies to the qualified HPE 401(k) Plan up to a maximum of two times that compensation limit. In calendar year 2017, the NEOs were eligible for a matching contribution up to 3% on base salary contributions in excess of the Code limit up to a maximum of two times that limit (matching contributions were available on calendar year 2017 base salary from $270,000 to $540,000). In calendar year 2018, the NEOs were eligible for a matching contribution up to 4% on base salary contributions in excess of the Code limit up to a maximum of two times that limit (matching contributions were available on calendar year 2018 base salary from $275,000 to $550,000). In effect, the EDCP permits these executives and all eligible

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employees to receive a 401(k)-type matching contribution on a portion of base salary deferrals in excess of Code limits.

Upon becoming eligible for participation, employees must specify the amount of base salary and/or the percentage of annual incentives to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined under the EDCP as at least age 55 with 15 years of service), distribution is made in the form of a lump sum in January of the year following the year of termination, subject to any delay required under Code Section 409A. At retirement (or earlier, if properly elected), benefits are paid according to the distribution election made by the participant at the time of the deferral election subject to any delay required under Code Section 409A. No withdrawals are permitted prior to the previously elected distribution date, other than hardship withdrawals as permitted by applicable law.

Amounts deferred or credited under the EDCP are credited with notional investment earnings based on participant investment elections made from among the investment options available under the HPE 401(k) Plan. Accounts maintained for participants under the EDCP are not held in trust, and all such accounts are subject to the claims of general creditors of HPE. No amounts are credited with above-market earnings.

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Potential payments upon termination or change in control

The amounts in the following table generally estimate potential payments that would have been due if an NEO had terminated employment with HPE effective October 31, 2018, under each of the circumstances specified below. These amounts are in addition to benefits generally available to U.S. employees upon termination of employment, such as distributions from the HPE 401(k) Plan and payment of accrued vacation where required.

				Long-Term Incentive Programs

Name	Termination Scenario	Total(1) ($)	Severance(2) ($)	Stock Options(3) ($)	RSUs(3) ($)	PARSUs(3) ($)

Antonio F. Neri	Voluntary/For Cause	—	—	—	—	—
	Disability	$11,713,416	—	$212,249	$6,560,426	$4,940,741
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$11,713,416	—	$212,249	$6,560,426	$4,940,741
	Not for Cause	$8,497,543	$4,082,864	$97,281	$2,258,739	$2,058,659
	Change in Control	$15,796,280	$4,082,864	$212,249	$6,560,426	$4,940,741

Tarek Robbiati	Voluntary/For Cause	—	—	—	—	—
	Disability	$3,207,639	—	—	$3,207,639	—
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$3,207,639	—	—	$3,207,639	—
	Not for Cause	$1,546,244	$1,439,311	—	$106,933	—
	Change in Control	$4,646,950	$1,439,311	—	$3,207,639	—

John Schultz	Voluntary/For Cause	—	—	—	—	—
	Disability	$5,511,299	—	$129,707	$3,185,704	$2,195,888
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$5,511,299	—	$129,707	$3,185,704	$2,195,888
	Not for Cause	$4,508,091	$2,404,897	$59,449	$1,128,775	$914,970
	Change in Control	$7,916,196	$2,404,897	$129,707	$3,185,704	$2,195,888

Philip Davis	Voluntary/For Cause	—	—	—	—	—
	Disability	$5,415,897	—	$12,459	$5,403,438	—
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$5,415,897	—	$12,459	$5,403,438	—
	Not for Cause	$3,477,042	$1,819,574	$5,710	$1,651,758	—
	Change in Control	$7,235,471	$1,819,574	$12,459	$5,403,438	—

Alan May	Voluntary/For Cause	—	—	—	—	—
	Disability	$4,311,561	—	$117,915	$2,546,738	$1,646,908
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$4,311,561	—	$117,915	$2,546,738	$1,646,908
	Not for Cause	$3,552,524	$1,892,868	$54,044	$919,392	$686,220
	Change in Control	$6,204,429	$1,892,868	$117,915	$2,546,738	$1,646,908

Meg Whitman(4)	Retirement	$32,409,118	—	$12,727,510	$12,216,891	$7,464,716

Tim Stonesifer(5)	Not for Cause	$5,938,218	$2,370,557	—	$2,366,769	$1,200,892

Henry Gomez(6)	Not for Cause	$7,619,422	$1,918,913	$2,015,457	$1,856,006	$1,829,046

(1)
The total excludes amounts earned, or benefits accumulated, due to continued service by each NEO through October 31, 2018, including vested stock options, PCSOs, RSUs, PARSUs, accrued retirement benefits, and vested balances in the EDCP, as those amounts are detailed in the preceding tables. The total also excludes amounts each NEO was eligible to receive under the annual PfR program with respect to fiscal 2018 performance. For Mr. Neri, the total excludes amounts payable from the Netherlands pension and IRG programs in which he participates, as those are fully described in the "Fiscal 2018 Pension Benefits Table" above.

(2)
For Mr. Neri, the amounts reported represent the cash benefits payable under the SPEO (as defined below) at the rate applicable to the CEO (i.e., using 2.0x multiple of base salary plus the three-year average of annual incentive payments). For the other NEOs, the amounts reported are the cash benefits payable in the event of a qualifying termination under the SPEO (i.e., using 1.5x multiple of base salary plus the three-year average of annual incentive payments), subject to the further adjustment explained in footnote 5 to this table. For Mr. Davis, the SPEO provides that his three-year average payments under his sales incentive plan will apply in lieu of annual incentive payments. For each NEO, the amounts also include 18 times the difference between the monthly COBRA premium to continue the NEO's group medical coverage and the monthly standard premium charged to active employees for that same coverage.

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(3)
Value calculated based on the $15.25 closing price of HPE stock on October 31, 2018.

(4)
Early in fiscal 2018, Ms. Whitman and the Board mutually agreed upon a retirement date of February 1, 2018. The stated amounts reflect certain equity modifications approved in May 2016 by the independent members of the Board, as further described in the "HPE's Fiscal 2018 CEO Transition" section. The equity value calculated for Ms. Whitman is based on the $16.79 closing price of HPE stock on the date of her retirement.

(5)
Represents the value of Mr. Stonesifer's cash severance and equity that vested as a result of his separation from HPE on December 31, 2018. In early fiscal 2019, the HRC Committee approved an extension of Mr. Stonesifer's SPEO eligibility to

December 31, 2018 and full vesting of his time-based RSUs granted in fiscal 2017 and fiscal 2018. The equity value calculated for Mr. Stonesifer is based on the $15.25 closing price of HPE stock on October 31, 2018.

(6)
Represents the value of Mr. Gomez's total cash severance and equity that vested as a result of his separation from HPE on June 1, 2018. The cash severance includes a payment approved in early fiscal 2019 in the amount of $31,000 to compensate Mr. Gomez for certain accrued but unused vacation he forfeited at the time of his separation of employment. The equity value calculated for Mr. Gomez is based on the $15.53 closing price of HPE stock on the date of his separation.

NARRATIVE TO THE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

This narrative reflects plans and provisions in effect as of October 31, 2018. In fiscal 2018, Section 16 Officers (including all of the NEOs) were covered by our Severance and Long-term Incentive Change in Control Plan for Executive Officers ("SPEO"), which is intended to protect HPE and its stockholders, and provide a level of transition assistance in the event of an involuntary termination of employment. Under the SPEO, participants who incur an involuntary termination, not for cause, and who execute a full release of claims following such termination, which release has not been revoked or attempted to be revoked, are eligible to receive severance benefits in an amount determined as a multiple of the sum of base salary and the average of the actual annual incentives (or, where applicable, payments under the sales incentive plan) paid for the preceding three years. In the case of the CEO, the multiplier is 2.0, and in the case of the NEOs other than the CEO, the multiplier is 1.5. In all cases, the SPEO benefit will not exceed 2.99 times the sum of the executive's base salary plus target annual incentive as in effect immediately prior to the termination of employment.

In addition to the cash benefit, the participants in the SPEO were eligible to receive (1) a pro rata annual incentive award for the year of termination based on actual performance results, (2) pro rata vesting of unvested equity awards if any applicable performance conditions have been satisfied, and (3) a lump-sum health-benefit stipend in an amount equal to 18 months' COBRA premiums for continued group medical coverage for the executive and his or her eligible dependents, to the extent those premiums exceed 18 times the monthly premiums for active employees in the same plan with the same level of coverage as of the date of termination.

VOLUNTARY OR FOR "CAUSE" TERMINATION

In general, an NEO who remained employed through October 31, 2018, but voluntarily terminated employment immediately thereafter, or was terminated immediately thereafter in a for "cause" termination, would be eligible to (1) receive his or her annual incentive amount earned for fiscal 2018 under the PfR program (subject to any discretionary downward adjustment or elimination by the HRC Committee prior to actual payment, and to any applicable clawback policy), (2) exercise his or her vested stock options up to three months following termination or by the original expiration date, if earlier, (3) receive a distribution of vested amounts deferred or credited under the EDCP, and (4) receive a distribution of his or her vested benefits, if any, under the HPE 401(k) Plan (and Mr. Neri would also be entitled to his pensions that are payable under the IRG and the pension programs available in the Netherlands). An NEO who terminated employment before October 31, 2018, either voluntarily or in a for "cause" termination, would generally not have been eligible to receive any amount under the PfR program with respect to the fiscal year in which the termination occurred, except that the HRC Committee has the discretion to make payment of prorated bonus amounts to individuals on leave of absence or in non-pay status, as well as in connection with certain voluntary severance incentives, workforce reductions, and similar programs.

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NOT FOR "CAUSE" TERMINATION

A not for "cause" termination of an NEO who remained employed through October 31, 2018 and was terminated immediately thereafter would qualify the NEO for the amounts described above under a "voluntary" termination in addition to benefits under the SPEO if the NEO signs the required release of claims in favor of HPE and does not revoke that release. In addition to the cash severance benefits and pro rata equity awards payable under the SPEO, the NEO would be eligible to exercise vested stock options up to one year after termination or by the original expiration date, if earlier. The amounts shown for Messrs. Stonesifer and Gomez in the table above reflect their actual treatment as a result of their separation from the Company.

TERMINATION FOLLOWING A CHANGE IN CONTROL

The SPEO provides for full accelerated vesting of outstanding stock options, RSUs, and PCSOs upon involuntary termination not for cause or voluntary termination for good reason (as defined in the SPEO) within 24 months after a change in control in which HPE is the survivor or the survivor assumes or replaces the equity awards ("double trigger"), with PARSUs vesting based on target performance. In situations where HPE is not the survivor and equity awards are not assumed by the surviving corporation, vesting will be automatically accelerated upon the change in control, with PARSUs vesting based upon the greater of the number of PARSUs that would vest based on actual performance and the number of PARSUs that would vest pro rata based upon target performance.

DEATH OR DISABILITY TERMINATIONS

An NEO who continued employment through October 31, 2018, and whose employment was terminated immediately thereafter due to death or disability would be eligible to (1) receive his or her full annual incentive amount earned for fiscal 2018 determined by HPE in its sole discretion, (2) receive a distribution of vested amounts deferred or credited under the EDCP, and (3) receive a distribution of his or her vested benefits under the HPE 401(k) Plan and any HP Inc. pension plans.

Upon termination due to death or disability, stock options, RSUs, and PCSOs held by the NEO would vest in full without regard to the satisfaction of applicable performance conditions. PARSUs held by the NEO will vest in full at the target amount. If the termination was due to disability, stock options and PCSOs must be exercised within three years of termination or by the original expiration date, if earlier. If the termination was due to death, stock options and PCSOs must be exercised within one year of termination or by the original expiration date, if earlier.

HPE RETIREMENT ARRANGEMENTS

Upon retirement on or after age 55, with age plus years of service totaling at least 70 at the time of termination, HPE employees in the United States are entitled to the benefits described below. For equity awards granted after November 1, 2016, if retirement occurs three months or more after the grant date, employees receive full vesting of time-vested options and time-vested RSUs. These awards will continue vesting on the original vesting schedule, and those options would remain exercisable up to three years after retirement, or the original expiration date, if earlier. To the extent retirement occurs within three months after the grant date, such awards will be immediately forfeited. PCSOs are subject to pro rata vesting on retirement, subject to attaining the stock price performance goals. PARSUs granted on or after December 7, 2017, if any, are paid on a full-vesting basis to retired participants at the end of the performance period, subject to final performance. Bonuses, if any, under the annual incentive program may be paid in prorated amounts at the discretion of the HRC Committee based on actual results. If required in accordance with Code Section 409A, certain amounts payable upon retirement (or other termination of employment) of the NEOs and other key employees will not be paid out for at least six months following termination of employment.

The HPE-sponsored U.S. retiree medical program, for which our NEOs may be eligible, provides eligible retirees with access to coverage at group rates only, with no direct subsidy provided by HPE. All NEOs could be eligible for this program if they retire from HPE on or after age 55 with at least ten years of qualifying service or a combination of age plus years of service totaling at least 80. In addition, beginning at age 45, eligible U.S. employees may

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participate in the HPE Retirement Medical Savings Account Plan (the "RMSA"), under which participants are eligible to receive HPE matching credits of up to $1,200 per year, beginning at age 45, and provided that the employee's most recent hire date with HP Inc., was prior to August 1, 2008, up to a lifetime maximum of $12,000, which can be used to cover the cost of such retiree medical coverage (or other qualifying medical expenses) if the employee retires from HPE on or after age 55 with at least ten years of qualifying service or a combination of age plus years of service totaling at least 80. Mr. Neri is the only NEO currently eligible for the HPE matching credits under the RMSA. However, Mr. Neri is not contributing to an RMSA and is therefore not receiving matching credits.

CHIEF EXECUTIVE OFFICER (CEO) PAY RATIO

For fiscal 2018, the median annual total compensation of all employees of HPE (other than our CEO) was $65,652. The annual total compensation of our current CEO was $12,623,005. Based on this information, the ratio of the annual total compensation of our CEO to the median annual total compensation of all employees was approximately 192 to 1.

We identified the "median employee" by using the following methodology and material assumptions, adjustments, and estimates (consistent with all applicable SEC rules):

•
We selected August 31, 2018, as the date upon which we would identify the "median employee."

•
As of this date, our employee population consisted of approximately 61,738 individuals, excluding employees on leaves of absence who are not expected to return to work.

•
For purposes of determining our median employee, we excluded employees in certain countries that, in total, resulted in the exclusion of approximately 2,143 employees. This exclusion represents less than 5% of HPE's total number of employees as permitted under SEC rules.

•
We used fiscal year-to-date "gross cash earnings" paid through August 31, 2018 as our consistently applied compensation measure. In this context, gross cash earnings includes any salary (including overtime), bonus, and/or commissions. Salaries were annualized for all permanent employees who were hired after the fiscal year began; all foreign currencies were converted to U.S. dollars.

•
Once we identified the median employee, we calculated the elements of the median employee's fiscal 2018 total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

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A summary of employees before and after the De Minimis Exemption is included below:

HPE's employee population included 16,459 U.S. based employees and 45,279 employees outside of the U.S. After excluding 2,143 employees (which represents less than 5% of HPE's total number of employees), as permitted under SEC rules, we identified our median employee from a group of approximately 59,595 employees globally.

Excluded Employees by Country

Country	# of Employees	Country	# of Employees
Austria	290	Vietnam	58

Turkey	158	Croatia	56

South Africa	147	Egypt	44

Denmark	145	Kazakhstan	34

Finland	123	Nigeria	29

Hungary	118	Serbia	29

Norway	118	Morocco	26

Greece	114	Qatar	26

Portugal	112	Kenya	25

Philippines	103	Pakistan	22

Peru	93	Belarus	19

Chile	83	Luxembourg	17

New Zealand	71	Lithuania	15

Ukraine	59	Azerbaijan	9

		Total Employees Excluded	2,143

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2019 notice and proxy statement — Equity compensation plan information

Equity compensation plan information

The following table summarizes our equity compensation plan information as of October 31, 2018:

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted- average exercise price of outstanding options, warrants and rights(3)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by HPE stockholders	50,571,229 (1)	$10.27	180,933,296 (4)

Equity compensation plans not approved by HPE stockholders	—	—	—

Total	50,571,229	$10.27	180,933,296

(1)
Includes awards of options and restricted stock units outstanding under the Amended and Restated Hewlett Packard Enterprise 2015 Stock Incentive Plan. Also includes awards of PARSUs representing 744,319 target shares that may be issued under the Amended and Restated Hewlett Packard Enterprise 2015 Stock Incentive Plan. Each PARSU award reflects a target number of shares that may be issued to the award recipient. Hewlett Packard Enterprise determines the actual number of shares the recipient receives at the end of each performance period based on results achieved versus company performance goals and stockholder return relative to the market. The actual number of shares that a grant recipient receives at the end of the period may range from 0% to 200% of the target number of shares.

(2)
This column reflects awards of options and restricted stock units assumed in acquisitions where the plans governing the awards were not available for future awards as of October 31, 2018. As of October 31, 2018 individual awards of options and restricted stock units to purchase a total of 3,415,785 shares were outstanding pursuant to awards assumed in connection with acquisitions and granted under such plans at a weighted-average exercise price of $7.49.

(3)
This column does not reflect the purchase price of shares to be purchased pursuant to the ESPP plan. In addition, the weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of restricted stock units and PARSUs, which have no exercise price.

(4)
Includes 103,858,615 shares available for future issuance under the Amended and Restated Hewlett Packard Enterprise 2015 Stock Incentive Plan and 4,850,803 shares available for future issuance under acquisition plans; and 72,223,878 shares available for future issuance under the Hewlett Packard Enterprise ESPP.

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2019 notice and proxy statement — Audit-related matters

Audit-related matters

Principal accounting fees and services

The Audit Committee has appointed Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending October 31, 2019. Stockholders are being asked to ratify the appointment of EY at the annual meeting pursuant to Proposal No. 2. Representatives of EY are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees incurred for Ernst & Young LLP

The following table shows the fees paid or accrued by Hewlett Packard Enterprise for fiscal 2018 and 2017.

	2018	2017

	In millions

Audit Fees(1)	$14.6	$38.4

Audit-Related Fees(2)	0.6	4.0

Tax Fees(3)	5.6	14.3

All Other Fees(4)	0.2	0.2

Total(5)	$21.0	$56.9

In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm.

The Audit Committee approved all of the fees above.

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements, the separation, the review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-related fees consisted primarily of service organization control examinations and other attestation services of $3.0 million for fiscal 2017, there were no such fees for fiscal 2018. For fiscal 2018 and fiscal 2017, audit-related fees also included employee benefit plan audits and merger and acquisition due diligence of $0.6 million and $1.0 million, respectively.
(3)
Tax fees primarily included separation related tax activities and tax planning fees of $4.2 million and $14.1 million for fiscal 2018 and fiscal 2017, respectively. For fiscal 2018 and fiscal 2017, tax fees also included tax compliance fees of $1.0 million and $0.2 million, respectively.

(4)
For fiscal 2018 and 2017, all other fees primarily included advisory service fees.

(5)
For fiscal 2017, total fees consisted of additional services related to the separation transactions of our former Software and Enterprise Services segments.

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2019 notice and proxy statement — Audit-related matters

Audit Committee composition

The Audit Committee of Hewlett Packard Enterprise is composed of four directors, Michael J. Angelakis, Pamela L. Carter, Jean M. Hobby, and Mary Agnes Wilderotter. Mrs. Wilderotter serves as the Chair of the Audit Committee. Every member of the Audit Committee is independent and three, including the Chair, are audit experts.

Audit Committee oversight

The purpose of the Audit Committee is to represent and assist the Board of Directors in fulfilling its responsibilities for generally overseeing our financial reporting process and financial statements, as well as compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of our internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee, at its discretion, may request a review of any issue it deems necessary to ensure the integrity of the Company's financial statements, adherence to regulatory requirements, or adherence with the Company's ERM program. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from Hewlett Packard Enterprise for such advice and assistance.

A more expansive listing of the Audit Committee's duties and responsibilities can be found in the Audit Committee Charter, which is reviewed annually by the NGSR Committee and available at: http://investors.hpe.com/~/media/Files/H/HP-Enterprise-IR/documents/committees/audit-committee-charter-october2015.pdf.

Selection and oversight of external auditor

The Audit Committee appoints, compensates, oversees, and manages Hewlett Packard Enterprise's relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). Ernst & Young LLP, has served as Hewlett Packard Enterprise's independent registered public accounting firm since the company's inception in November 2015.

In reviewing and approving audit and non-audit service fees, the Audit Committee considers a number of factors including scope and quality of work, as well as an assessment of impact on auditor independence of non-audit fees and services.

In selecting HPE's independent registered public accounting firm, the Audit Committee conducts an assessment of the firm's qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; and our auditor's independence, objectivity, and professionalism.

Committee meetings

The Audit Committee disposes of its duties through a series of regularly-scheduled meetings, including dedicated meetings to review quarterly earnings releases and financial filings with the SEC, and regular communications from the Company on material risk oversight matters. At least six Audit Committee meetings are held each year. During fiscal 2018, the Audit Committee met a total of 11 times. The Audit Committee reviews and discusses a number of different topics and items of business in meetings including, but not limited to, annual risk management overviews, cyber security, internal audit matters, Sarbanes-Oxley 404 plan matters, ethics and compliance trends and matters, earnings releases, auditor updates, required disclosures, and business segment specific risk reviews. Management, internal audit, and EY are invited to attend committee meetings and present on these topics as well as internal and external audit plans and budget forecasts.

The Audit Committee regularly meets in separate executive sessions at which only members are present and in private sessions with each of management, the internal auditors, and the independent registered public accounting firm. During fiscal 2018, the Audit Committee held seven executive sessions, six private sessions with management, seven private sessions with the head of internal audit, and seven private sessions with EY.

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2019 notice and proxy statement — Audit-related matters

Report of the Audit Committee of the board of directors

Hewlett Packard Enterprise's management is primarily responsible for Hewlett Packard Enterprise's internal control and financial reporting process. Hewlett Packard Enterprise's independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of Hewlett Packard Enterprise's consolidated and combined financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of Hewlett Packard Enterprise's internal control over financial reporting. The Audit Committee monitors Hewlett Packard Enterprise's financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with Hewlett Packard Enterprise's management.

  2.
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board ("PCAOB").

  3.
  The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Hewlett Packard Enterprise's Annual Report on Form 10-K for the fiscal year ended October 31, 2018, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Michael J. Angelakis Pamela L. Carter Jean M. Hobby(1) Mary Agnes Wilderotter, Chair

(1)
Ms. Hobby was appointed to the Board and the Audit Committee on January 31, 2019.

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2019 notice and proxy statement — Other matters

Other matters

We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the stockholders at the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

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2019 notice and proxy statement — Questions and answers

Questions and answers

Proxy materials

1.     Why am I receiving these materials?

  We have made these materials available to you or delivered paper copies to you by mail in connection with our annual meeting of stockholders, which will take place online on Wednesday, April 3, 2019. As a stockholder, you are invited to participate in the annual meeting via live webcast and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under U.S. Securities and Exchange Commission (the "SEC") rules and that is designed to assist you in voting your shares. See Questions 16 and 17 below for information regarding how you can vote your shares at the annual meeting or by proxy (without attending the annual meeting).

2.     What is included in the proxy materials?

  The proxy materials include:

•
our proxy statement; and

•
2018 Annual Report on Form 10-K for the fiscal year ended October 31, 2018.

  If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting. If you received a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials, see Questions 16 and 17 below for information regarding how you can vote your shares.

3.     What information is contained in this proxy statement?

  The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, the compensation of our directors and certain executive officers for fiscal 2018 when they served in current or prior roles at Hewlett Packard Enterprise, and other required information.

4.     Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?

  This year, we are again pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice of the Internet availability of the proxy materials. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

5.     Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?

  We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, with paper copies of the proxy materials instead of a notice of the Internet availability of the proxy materials.

  In addition, we are providing proxy materials or notice of the Internet availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials or notice electronically. Those stockholders should receive an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

6.     How can I access the proxy materials over the Internet?

  Your notice of the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to:

•
view our proxy materials for the annual meeting on the Internet; and

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2019 notice and proxy statement — Questions and answers

•
instruct us to send our future proxy materials to you electronically by e-mail.

  Our proxy materials are available on our website at www.hpe.com/investor/stockholdermeeting2019 and our proxy materials will be available during the voting period on www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders.

  Your notice of the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

7.     How may I obtain a paper copy of the proxy materials?

  Stockholders receiving a notice of the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the Internet availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

8.     I share an address with another stockholder, and we received only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How may I obtain an additional copy?

  If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, unless you have provided contrary instructions. If you are a beneficial owner and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting your individual broker. If you wish to receive a separate set of the proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. ("Broadridge") at:

  By Internet: www.proxyvote.com (beneficial owners) or proxyvote.com/hpe (registered stockholders)

  By telephone: 1-800-579-1639

  By e-mail: sendmaterial@proxyvote.com

  If you request a separate set of the proxy materials or notice of Internet availability of the proxy materials by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, will be sent promptly following receipt of your request.

  If you are a stockholder of record and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please contact our transfer agent. See Question 23 below.

  If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please call Broadridge at:

1-866-540-7095

  All stockholders also may write to Hewlett Packard Enterprise at the address below to request a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable:

WEST CORPORATION
Attn: Kris Valukis (HPE Materials Request)
11 Farnsworth Street, 4th Floor
Boston, MA 02210

9.     I share an address with another stockholder, and we received more than one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How do we obtain a single copy in the future?

  Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of

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2019 notice and proxy statement — Questions and answers

  the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact our transfer agent. See Question 23 below.

  Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at:

1-866-540-7095

10.  What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

  You may receive more than one notice, more than one e-mail or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

11.  How may I obtain a copy of Hewlett Packard Enterprise's 2018 Form 10-K and other financial information?

  Stockholders may request a free copy of our 2018 Annual Report on Form 10-K, from:

WEST CORPORATION
Attn: Kris Valukis (HPE Materials Request)
11 Farnsworth Street, 4th Floor
Boston, MA 02210

  Alternatively, stockholders can access the Proxy Statement and 2018 Annual Report on Form 10-K, on Hewlett Packard Enterprise's Investor Relations website at:

  www.hpe.com/investor/stockholdermeeting2019

  We also will furnish any exhibit to the 2018 Form 10-K if specifically requested.

Voting information

12.  What proposals will be voted on at the annual meeting?

  Stockholders will vote on four proposals at the annual meeting:

•
the election to the Board of 12 director nominees;

•
the ratification of the appointment of our independent registered public accounting firm for the 2019 fiscal year;

•
the advisory vote to approve executive compensation; and

•
one stockholder proposal if presented properly.

  We also will consider any other business that properly comes before the annual meeting. See Question 30 below.

13.  How does the Board recommend that I vote?

  Our Board recommends that you vote your shares:

•
FOR each of the nominees for election to the Board,

•
FOR the ratification of the appointment of our independent registered public accounting firm,

•
FOR the advisory approval of the compensation of our named executive officers, and

•
AGAINST the stockholder proposal related to action by written consent of stockholders.

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2019 notice and proxy statement — Questions and answers

14.  What is the difference between holding shares as a stockholder of record and as a beneficial owner?

  Most of our stockholders hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record—If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly to Hewlett Packard Enterprise or to a third party, or to vote your shares during the meeting.

•
Beneficial Owner—If your shares are held in a brokerage account, by a trustee or by another nominee (that is, in "street name"), you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote, or to vote your shares during the annual meeting (other than shares held in the Hewlett Packard Enterprise Company Plan (the "Hewlett Packard Enterprise 401(k) Plan"), which must be voted prior to the annual meeting).

15.  Who is entitled to vote and how many shares can I vote?

  Each holder of shares of Hewlett Packard Enterprise common stock issued and outstanding as of the close of business on February 4, 2019, the record date for the annual meeting, is entitled to cast one vote per share on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service; and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee.

  On the record date, Hewlett Packard Enterprise Company had approximately 1,376,962,202 shares of common stock issued and outstanding.

16.  How can I vote my shares during the annual meeting?

  This year's annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the annual meeting by visiting the following website:

HPE.onlineshareholdermeeting.com

  To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

  Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the annual meeting, except that shares held in the Hewlett Packard Enterprise 401(k) Plan cannot be voted electronically during the annual meeting. If you hold shares in the Hewlett Packard Enterprise 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 29, 2019 for the trustee to vote your shares. However, holders of shares in the Hewlett Packard Enterprise 401(k) Plan will still be able to view the annual meeting webcast and ask questions during the annual meeting.

  Even if you plan to participate in the annual meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the annual meeting.

17.  How can I vote my shares without participating in the annual meeting?

  Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the annual meeting. There are three ways to vote by proxy:

•
By Internet—Stockholders who have received a notice of the Internet availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received notice of the Internet availability of the proxy materials by e-mail may submit proxies over the Internet by following the instructions included in the

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2019 notice and proxy statement — Questions and answers

  e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

•
By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a notice of the Internet availability of the proxy materials by mail must have the control number that appears on their notice available when voting. Stockholders of record who received notice of the Internet availability of the proxy materials by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or nominee. Those stockholders should check the voting instruction card for telephone voting availability.

•
By Mail—Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

18.  What is the deadline for voting my shares?

  If you hold shares as the stockholder of record, or through the Hewlett Packard Enterprise Company 2016 Employee Stock Purchase Plan (the "ESPP"), your vote by proxy must be received before the polls close during the annual meeting.

  If you hold shares in the Hewlett Packard Enterprise Company 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 29, 2019 for the trustee to vote your shares.

  If you are the beneficial owner of shares held through a broker, trustee or other nominee,

  please follow the voting instructions provided by your broker, trustee or nominee.

19.  May I change my vote or revoke my proxy?

  You may change your vote or revoke your proxy at any time prior to the vote during the annual meeting, except that any change to your voting instructions for shares held in the Hewlett Packard Enterprise Company 401(k) Plan must be provided by 11:59 p.m., Eastern Time, on March 29, 2019 as described above.

  If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Corporate Secretary at the address below in Question 34 prior to your shares being voted; or (3) voting your shares electronically during the annual meeting. Participation in the annual meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the meeting and electronically voting your shares during the meeting (except that shares held in the Hewlett Packard Enterprise 401(k) Plan cannot be voted electronically at the annual meeting).

20.  Is my vote confidential?

  Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Hewlett Packard Enterprise or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.

21.  How are votes counted, and what effect do abstentions and broker non-votes have on the proposals?

  In the election of directors, you may vote "FOR," "AGAINST" or "ABSTAIN" with respect to each

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2019 notice and proxy statement — Questions and answers

  of the nominees. If you elect to abstain in the election of directors, the abstention will not impact the election of directors. In tabulating the voting results for the election of directors, only "FOR" and "AGAINST" votes are counted.

  For all items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to abstain, the abstention will have the same effect as an "AGAINST" vote.

  If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Under the NYSE rules, brokers, trustees or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only Proposal No. 2 (ratifying the appointment of the independent registered public accounting firm) is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered, votes cast or entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card or voting instruction card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR ratification of the appointment of our independent registered public accounting firm, FOR the approval of the compensation of our named executive officers, and AGAINST the stockholder proposal related to action by written consent of stockholders.

  For any shares you hold in the Hewlett Packard Enterprise 401(k) Plan, if your voting instructions are not received by 11:59 p.m., Eastern Time, on March 29, 2019, your shares will be voted in proportion to the way the shares held by the other Hewlett Packard Enterprise 401(k) Plan participants are voted, except as may be otherwise required by law.

22.  What is the voting requirement to approve each of the proposals?

  In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast for a nominee's election must exceed the number of votes cast against such nominee's election. Each nominee receiving more votes "FOR" his or her election than votes "AGAINST" his or her election will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present, in person or represented by proxy, and entitled to vote on that proposal at the annual meeting.

23.  What if I have questions for our transfer agent?

  Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

Equiniti Trust Company
Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-888-460-7641 (U.S. and Canada)
1-651-450-4064 (International)

  A dividend reinvestment and stock purchase program is also available through our transfer agent. For information about this program, please contact our transfer agent as follows:

Equiniti Trust Company
Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-888-460-7641 (U.S. and Canada)
1-651-450-4064 (International)

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2019 notice and proxy statement — Questions and answers

Annual meeting information

24.  How can I participate in the annual meeting?

  We are very pleased that this year's annual meeting will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were a Hewlett Packard Enterprise stockholder or joint holder as of the close of business on February 4, 2019 or if you hold a valid proxy for the annual meeting.

  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting HPE.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the Hewlett Packard Enterprise 401(k) Plan, which must be voted prior to the meeting).

  To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

  The meeting webcast will begin promptly at 11:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online access will begin at 10:30 a.m., Pacific Time.

25.  How can I access the proxy statement and annual report, or submit questions prior to the meeting?

  The online format for the annual meeting will allow us to communicate more effectively with you. You can submit questions in advance of the annual meeting, and also access copies of our proxy statement and annual report by visiting www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders.

26.  Why is this annual meeting only virtual?

  We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and the Company. Hosting a virtual meeting will provide easy access for stockholders and facilitate participation since stockholders can participate from any location around the world.

  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting HPE.onlineshareholdermeeting.com. All written questions timely submitted during the meeting will be answered, however, Hewlett Packard Enterprise reserves the right to edit or reject questions it deems profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting are available at HPE.onlineshareholdermeeting.com

  You also will be able to vote your shares electronically prior to or during the annual meeting (other than shares held through the Hewlett Packard Enterprise 401(k) Plan, which must be voted prior to the meeting).

27.  What if I have technical difficulties or trouble accessing the virtual meeting?

  We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call:

1-855-449-0991 (Toll-free)
1-720-378-5962 (Toll line)

28.  How many shares must be present or represented to conduct business at the annual meeting?

  The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of outstanding shares of Hewlett Packard Enterprise common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 21 are counted for the purpose of determining the presence of a quorum.

29.  What if a quorum is not present at the annual meeting?

  If a quorum is not present at the scheduled time of the annual meeting, then either the chairman of the annual meeting or the stockholders by vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the annual meeting are authorized by our Bylaws to adjourn the annual meeting until a quorum is present or represented.

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2019 notice and proxy statement — Questions and answers

30.  What happens if additional matters are presented at the annual meeting?

  Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxyholders, Antonio F. Neri, Tarek Robbiati, and Rishi Varma, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

31.  Who will serve as Inspector of Election?

  The Inspector of Election will be a representative from Broadridge.

32.  Where can I find the voting results of the annual meeting?

  We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.

33.  Who will bear the cost of soliciting votes for the annual meeting?

  Hewlett Packard Enterprise is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Stockholder proposals, director nominations and related Bylaws provisions

34.  What is the deadline to propose actions (other than director nominations) for consideration at next year's annual meeting of stockholders?

  You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than October 16, 2019. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Hewlett Packard Enterprise Company
6280 America Center Drive
San Jose, California 95002
Fax: (650) 857-4837
 bod-hpe@hpe.com

  For a stockholder proposal that is not intended to be included in our proxy statement for next year's annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:

•
not earlier than the close of business on December 5, 2019; and

•
not later than the close of business on January 4, 2020.

  If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

•
90 days prior to the meeting; and

•
10 days after public announcement of the meeting date.

  Deadlines for the nomination of director candidates are discussed in Question 36 below.

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2019 notice and proxy statement — Questions and answers

35.  How may I recommend individuals to serve as directors and what is the deadline for a director recommendation?

  You may recommend director candidates for consideration by the NGSR Committee. Any uch recommendations should include verification of the stockholder status of the person submitting the recommendation and the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth in Question 34 above. See "Proposal No. 1—Election of Directors—Director Nominee Experience and Qualifications" for more information regarding our Board membership criteria.

  A stockholder may send a recommended director candidate's name and information to the Board at any time. Generally, such proposed candidates are considered at the first or second Board meeting prior to the issuance of the proxy statement for our annual meeting.

36.  How may I nominate individuals to serve as directors and what are the deadlines for a director nomination?

  Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting (but not for inclusion in our proxy statement), a nominating stockholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a director for consideration at next year's annual meeting, in general the notice must be received by the Corporate Secretary between the close of business on December 5, 2019 and the close of business on January 4, 2020, unless the annual meeting is moved by more than 30 days before or 60 days after the anniversary of the prior year's annual meeting, in which case the deadline will be as described in Question 34 above.

  In addition, our Bylaws provide that under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in our annual meeting proxy statement. These proxy access provisions of our Bylaws provide, among other things, that a stockholder or group of up to twenty stockholders seeking to include director candidates in our annual meeting proxy statement must own 3% or more of Hewlett Packard Enterprise's outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors then serving on the Board. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of 13 directors, the maximum number of proxy access candidates that we would be required to include in our proxy materials for an annual meeting is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Hewlett Packard Enterprise common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws. Requests to include stockholder-nominated candidates in our proxy materials for next year's annual meeting must be received by the Corporate Secretary:

•
not earlier than the close of business on December 5, 2019; and

•
not later than the close of business on January 4, 2020.

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2019 notice and proxy statement — Questions and answers

37.  How may I obtain a copy of the provisions of our Bylaws regarding stockholder proposals and director nominations?

  You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our Bylaws also are available on our website at investors.hpe.com/governance/articles-and-bylaws.

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2019 notice and proxy statement

IMPORTANT INFORMATION CONCERNING THE HEWLETT PACKARD ENTERPRISE ANNUAL MEETING

Online access begins: 10:30 a.m., Pacific Time	Meeting begins: 11:00 a.m., Pacific Time
  •
  Hewlett Packard Enterprise stockholders, including joint holders, as of the close of business on February 4, 2019, the record date for the annual meeting, are entitled to participate in the annual meeting on April 3, 2019.

  •
  The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast.

  •
  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting HPE.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

  •
  We encourage you to access the meeting prior to the start time. Please allow ample time to log in and establish your connectivity which begins at 10:30 a.m., Pacific Time. The webcast starts at 11:00 a.m., Pacific Time.

  •
  To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

  •
  Visit www.proxyvote.com for beneficial owners or proxyvote.com/hpe for registered stockholders in advance of the annual meeting where you can submit questions to management and also access copies of our proxy statement and annual report.

 THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/hpe Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. HEWLETT PACKARD ENTERPRISE COMPANY 6280 AMERICA CENTER DRIVE SAN JOSE, CA 95002 During The Meeting - Go to HPE.onlineshareholdermeeting.com You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E56389-Z74258-P18352 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HEWLETT PACKARD ENTERPRISE COMPANY The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! 1a. Daniel Ammann For Against Abstain 1b. Michael J. Angelakis ! ! ! ! ! ! ! ! ! ! ! ! 1c. Pamela L. Carter 1k. Lip-Bu Tan 1l. Mary Agnes Wilderotter 1d. Jean M. Hobby 2. Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2019 Advisory vote to approve executive compensation 1e. Raymond J. Lane 3. 1f. Ann M. Livermore The Board of Directors recommends you vote AGAINST the following proposal: 1g. Antonio F. Neri ! ! ! 1h. Raymond E. Ozzie 4. Stockholder proposal related to action by Written Consent of Stockholders NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1i. Gary M. Reiner 1j. Patricia F. Russo Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/hpe E56390-Z74258-P18352 HEWLETT PACKARD ENTERPRISE COMPANY Annual Meeting of Stockholders April 3, 2019 11:00 AM Local Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Antonio F. Neri, Tarek Robbiati and Rishi Varma, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Hewlett Packard Enterprise Company held of record or in an applicable plan by the undersigned at the close of business on February 4, 2019, at the Annual Meeting of Stockholders to be held at 11:00 a.m., local time, on April 3, 2019, or any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1 and FOR proposals 2 and 3, and AGAINST proposal 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by Hewlett Packard Enterprise Company, voting instructions with respect to such plan shares must be provided by 11:59 p.m., Eastern Time, on March 29, 2019, in the manner described in the proxy statement. If voting instructions are not received by that time, such plan shares will be voted by the plan trustee as described in the proxy statement. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side